THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                           dated as of March 25, 2002

                                      among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                                       and

                              BANK OF AMERICA, N.A.

                                  as the Agent

                                       and

                           SWEETHEART CUP COMPANY INC.

                                 as the Borrower

                                       and

                            SWEETHEART HOLDINGS INC.

                                  as the Parent

                                       and

                         BANK OF AMERICA SECURITIES LLC

                   as Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS
                                                                                                               Page

ARTICLE 1         INTERPRETATION OF THIS AGREEMENT................................................................2
         1.1      Definitions.....................................................................................2
         1.2      Accounting Terms...............................................................................34
         1.3      Interpretive Provisions........................................................................34

ARTICLE 2         LOANS AND LETTERS OF CREDIT....................................................................35
         2.1      Total Facility.................................................................................35
         2.2      Revolving Loans................................................................................35
         2.3      Term Loans.....................................................................................42
         2.4      Letters of Credit..............................................................................43
         2.5      Assignment to IBJ..............................................................................50

ARTICLE 3         INTEREST AND FEES..............................................................................51
         3.1      Interest.......................................................................................51
         3.2      Conversion and Continuation Elections..........................................................52
         3.3      Maximum Interest Rate..........................................................................54
         3.4      Certain Fees...................................................................................54
         3.5      Unused Line Fee................................................................................54
         3.6      Letter of Credit Fee...........................................................................54
         3.7      Collateral Management Fee......................................................................55

ARTICLE 4         PAYMENTS AND PREPAYMENTS.......................................................................55
         4.1      Revolving Loans................................................................................55
         4.2      Termination of Facility........................................................................55
         4.3      Repayment of the Term Loans....................................................................56
         4.4      Voluntary Prepayments of the Term Loans........................................................56
         4.5      Mandatory Prepayments of the Term Loans........................................................56
         4.6      Payments by the Borrower.......................................................................58
         4.7      Payments as Revolving Loans....................................................................59
         4.8      Apportionment, Application and Reversal of Payments............................................59
         4.9      Indemnity for Returned Payments................................................................60
         4.10     Agent's and Lenders' Books and Records; Monthly Statements.....................................60

ARTICLE 5         TAXES, YIELD PROTECTION AND ILLEGALITY.........................................................60
         5.1      Taxes    ......................................................................................60
         5.2      Illegality.....................................................................................61
         5.3      Increased Costs and Reduction of Return........................................................62
         5.4      Funding Losses.................................................................................63
         5.5      Inability to Determine Rates...................................................................63
         5.6      Certificates of Lenders........................................................................64
         5.7      Survival.......................................................................................64

ARTICLE 6         COLLATERAL.....................................................................................64


                                        i

         6.1      Grant of Security Interest.....................................................................64
         6.2      Perfection and Protection of Security Interest.................................................68
         6.3      Location of Collateral.........................................................................69
         6.4      Title to, Liens on, and Sale and Use of Collateral.............................................70
         6.5      Appraisals.....................................................................................71
         6.6      Access and Examination; Confidentiality........................................................71
         6.7      Collateral Reporting...........................................................................72
         6.8      Accounts.......................................................................................73
         6.9      Collection of Accounts; Payments...............................................................74
         6.10     Inventory; Perpetual Inventory.................................................................76
         6.11     Equipment......................................................................................76
         6.12     Assigned Contracts.............................................................................77
         6.13     Documents, Instruments, and Chattel Paper......................................................78
         6.14     Right to Cure..................................................................................78
         6.15     Power of Attorney..............................................................................79
         6.16     The Agent's and Lenders' Rights, Duties and Liabilities........................................79
         6.17     Intercreditor Agreement........................................................................80

ARTICLE 7         BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES..............................................80
         7.1      Books and Records..............................................................................80
         7.2      Financial Information..........................................................................80
         7.3      Notices to the Lenders.........................................................................83

ARTICLE 8         GENERAL WARRANTIES AND REPRESENTATIONS.........................................................85
         8.1      Authorization, Validity, and Enforceability of this Agreement and the
                  Other Transaction Documents....................................................................85
         8.2      Validity and Priority of Security Interest.....................................................86
         8.3      Organization and Qualification.................................................................86
         8.4      Corporate Name; Prior Transactions.............................................................87
         8.5      Subsidiaries and Affiliates....................................................................87
         8.6      Financial Statements and Projections...........................................................87
         8.7      Capitalization.................................................................................88
         8.8      Solvency...................................................................................... 88
         8.9      Debt     ......................................................................................88
         8.10     Distributions..................................................................................88
         8.11     Title to Property..............................................................................88
         8.12     Real Estate; Leases............................................................................88
         8.13     Proprietary Rights.............................................................................89
         8.14     Trade Names....................................................................................89
         8.15     Litigation.....................................................................................89
         8.16     Restrictive Agreements.........................................................................89
         8.17     Labor Disputes.................................................................................89
         8.18     Environmental Laws.............................................................................89
         8.19     No Violation of Law............................................................................91
         8.20     No Default.....................................................................................91


                                       ii

         8.21     ERISA Compliance...............................................................................91
         8.22     Taxes    ......................................................................................91
         8.23     Regulated Entities.............................................................................92
         8.24     Use of Proceeds; Margin Regulations............................................................92
         8.25     Copyrights, Patents, Trademarks and Licenses, etc..............................................92
         8.26     No Material Adverse Change.....................................................................93
         8.27     Full Disclosure................................................................................93
         8.28     Material Agreements............................................................................93
         8.29     Bank Accounts..................................................................................93
         8.30     Fonda Term Loan Equipment Collateral...........................................................93

ARTICLE 9         AFFIRMATIVE AND NEGATIVE COVENANTS.............................................................93
         9.1      Taxes and Other Obligations....................................................................93
         9.2      Corporate Existence and Good Standing..........................................................94
         9.3      Compliance with Law and Agreements; Maintenance of Licenses....................................94
         9.4      Maintenance of Property........................................................................94
         9.5      Insurance......................................................................................94
         9.6      Condemnation...................................................................................96
         9.7      Environmental Laws.............................................................................96
         9.8      Compliance with ERISA..........................................................................97
         9.9      Mergers, Consolidations or Sales...............................................................97
         9.10     Distributions; Capital Change; Restricted Investments.........................................100
         9.11     Transactions Affecting Collateral or Obligations..............................................104
         9.12     Guaranties....................................................................................104
         9.13     Debt     .....................................................................................104
         9.14     Prepayment....................................................................................105
         9.15     Transactions with Affiliates..................................................................106
         9.16     Investment Banking and Finder's Fees..........................................................107
         9.17     Amendments of Senior Subordinated Notes and Other Documents...................................107
         9.18     Business Conducted............................................................................108
         9.19     Liens    .....................................................................................108
         9.20     Sale and Leaseback Transactions...............................................................108
         9.21     New Subsidiaries..............................................................................108
         9.22     Fiscal Year...................................................................................108
         9.23     Capital Expenditures..........................................................................108
         9.24     [Reserved]....................................................................................109
         9.25     Minimum Availability..........................................................................109
         9.26     Fixed Charge Coverage Ratio...................................................................109
         9.27     Use of Proceeds...............................................................................109
         9.28     Senior Indebtedness and Secured Sale/Leaseback Collateral.....................................109
         9.29     Further Assurances............................................................................110

ARTICLE 10        CONDITIONS OF LENDING.........................................................................110
         10.1     Conditions Precedent to Making of Loans on the Original Closing Date..........................110
         10.2     Conditions Precedent to Each Loan.............................................................112


                                      iii

         10.3     Conditions Precedent to Effectiveness of Amendment and Restatement
                  and Making of Loans on Closing Date...........................................................113

ARTICLE 11        DEFAULT; REMEDIES.............................................................................117
         11.1     Events of Default.............................................................................117
         11.2     Remedies......................................................................................120

ARTICLE 12        TERM AND TERMINATION..........................................................................122
         12.1     Term and Termination..........................................................................122

ARTICLE 13        AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS...................................122
         13.1     No Waivers; Cumulative Remedies...............................................................122
         13.2     Amendments and Waivers........................................................................122
         13.3     Assignments; Participations...................................................................123

ARTICLE 14        THE AGENT.....................................................................................125
         14.1     Appointment and Authorization.................................................................125
         14.2     Delegation of Duties..........................................................................126
         14.3     Liability of Agent............................................................................126
         14.4     Reliance by Agent.............................................................................126
         14.5     Notice of Default.............................................................................127
         14.6     Credit Decision...............................................................................127
         14.7     Indemnification...............................................................................128
         14.8     Agent in Individual Capacity..................................................................128
         14.9     Successor Agent...............................................................................128
         14.10    Withholding Tax...............................................................................129
         14.11    [Reserved]....................................................................................130
         14.12    Collateral Matters............................................................................130
         14.13    Restrictions on Actions by Lenders; Sharing of Payments.......................................131
         14.14    Agency for Perfection.........................................................................132
         14.15    Payments by Agent to Lenders..................................................................132
         14.16    Concerning the Collateral and the Related Loan Documents......................................132
         14.17    Field Audit and Examination Reports; Disclaimer by Lenders....................................132
         14.18    Relation Among Lenders........................................................................133
         14.19    Sole Lead Arranger and Sole Book Manager......................................................133

ARTICLE 15        MISCELLANEOUS.................................................................................133
         15.1     Cumulative Remedies; No Prior Recourse to Collateral..........................................133
         15.2     Severability..................................................................................134
         15.3     Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.........................134
         15.4     WAIVER OF JURY TRIAL..........................................................................135
         15.5     Survival of Representations and Warranties....................................................135
         15.6     Other Security and Guaranties.................................................................135
         15.7     Fees and Expenses.............................................................................135
         15.8     Notices.......................................................................................136


                                       iv

         15.9     Waiver of Notices.............................................................................138
         15.10    Binding Effect................................................................................138
         15.11    Indemnity of the Agent and the Lenders by the Borrower........................................138
         15.12    Limitation of Liability.......................................................................138
         15.13    Final Agreement...............................................................................139
         15.14    Counterparts..................................................................................139
         15.15    Captions..................................................................................... 139
         15.16    Right of Setoff...............................................................................139
         15.17    Credit Agreement and Conflicts................................................................139
         15.18    Intercreditor Agreement.......................................................................140
         15.19    Amendments to Certain Security Documents......................................................140
         15.20    Ratification and Confirmation.................................................................140

                             EXHIBITS AND SCHEDULES

EXHIBITS

EXHIBIT A -       FORM OF THE TERM LOAN NOTE

EXHIBIT B -       FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C -       FINANCIAL STATEMENTS

EXHIBIT D -       [RESERVED]

EXHIBIT E -       FORM OF NOTICE OF BORROWING

EXHIBIT F -       FORM OF NOTICE OF CONVERSION/CONTINUATION

EXHIBIT G -       FORM OF ASSIGNMENT AND ACCEPTANCE
                  AGREEMENT

EXHIBIT H -       FORM OF STOCKHOLDER SUBORDINATED NOTE

EXHIBIT I -       FORM OF LILY INTERCOMPANY NOTE

SCHEDULES

SCHEDULE 1.1A     ASSIGNED CONTRACTS

SCHEDULE 1.1B     CREDIT AGREEMENT TERM LOAN EQUIPMENT COLLATERAL

SCHEDULE 2.3      TERM LOAN AMOUNTS

SCHEDULE 6.3      LOCATION OF COLLATERAL

SCHEDULE 8.3      ORGANIZATION AND QUALIFICATION

SCHEDULE 8.5      SUBSIDIARIES AND AFFILIATES

SCHEDULE 8.12     REAL ESTATE; LEASES

SCHEDULE 8.13     PROPRIETARY RIGHTS

SCHEDULE 8.14     TRADE NAMES

SCHEDULE 8.15     LITIGATION

SCHEDULE 8.17     LABOR DISPUTES

SCHEDULE 8.18     ENVIRONMENTAL LAWS

SCHEDULE 8.21     ERISA

SCHEDULE 8.28     MATERIAL AGREEMENTS

SCHEDULE 8.29     BANK ACCOUNTS

SCHEDULE 9.13     EXISTING DEBT

SCHEDULE 9.19     EXISTING LIENS

             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                  Third Amended and Restated Loan and Security Agreement, dated as of March 25, 2002, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., a national banking association (together with any successor, "BofA") and successor-in-interest to BankAmerica Business Credit, Inc. ("BABC") with an office at 335 Madison Avenue, New York, New York 10017, as agent for the Lenders (in its capacity as agent, together with any successor agent, the "Agent"), Sweetheart Cup Company Inc., a Delaware corporation, with offices at 10100 Reisterstown Road, Owings Mills, Maryland 21117 (the "Borrower"), and Sweetheart Holdings Inc., a Delaware corporation, with offices at 10100 Reisterstown Road, Owings Mills, Maryland 21117 ("Parent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower and Parent were parties to a certain Credit Agreement, dated as of August 30, 1993, by and among the Borrower, Parent, the banks and other financial institutions party thereto and Bankers Trust Company, as agent, as amended by a First Amendment, dated as of July 22, 1994, a Second Amendment To Credit Agreement, dated as of September 6, 1996, a Third Amendment To Credit Agreement, dated as of June 17, 1997, and a Fourth Amendment and Consent To Credit Agreement, dated as of September 29, 1997 (as so amended, the "Original Credit Agreement");

                  WHEREAS, the Borrower had requested BABC to make available to the Borrower a revolving line of credit for loans and letters of credit in an amount not to exceed $135,000,000 and which extensions of credit the Borrower was to use for its working capital needs and general business purposes;

                  WHEREAS, BABC agreed to make available to the Borrower a revolving credit facility upon certain terms and conditions;

                  WHEREAS, in connection with the aforesaid revolving credit facility requested by the Borrower from BABC, effective as of October 24, 1997, BABC purchased from the banks and other financial institutions party to the Original Credit Agreement all of such banks' and other financial institutions' right, title and interest in and to the Original Credit Agreement and the documents and instruments executed and delivered in connection therewith (with certain exceptions), all pursuant to a certain Assignment and Assumption Agreement (the "Bank Assignment Agreement"), dated as of October 24, 1997, among BABC, the banks and other financial institutions party to the Original Credit Agreement, the agent and collateral agent under the Original Credit Agreement, the Borrower and Parent;

                  WHEREAS, the Borrower, Parent and BABC amended and restated the Original Credit Agreement in its entirety to provide for the aforesaid revolving credit facility requested by the Borrower from BABC, all pursuant to a certain Amended and Restated Loan and Security Agreement, dated as of October 24, 1997, among BABC, as the sole lender thereunder, BABC, as Agent, the Borrower and Parent (as heretofore amended, the "First Amended and Restated Loan and Security Agreement");

                  WHEREAS, the Borrower had desired (i) to redeem all of its Senior Secured Notes (as hereinafter defined) with the proceeds of a sale/leaseback arrangement to be entered into by the Borrower with respect to certain of its Equipment (as hereinafter defined) and (ii) that the lenders party to the First Amended and Restated Loan and Security Agreement provide to the Borrower a $25,000,000 term loan facility and extend the scheduled termination date of the revolving credit facility provided under the First Amended and Restated Loan and Security Agreement;

                  WHEREAS, the Borrower, Parent, such lenders and the Agent amended and restated the First Amended and Restated Loan and Security Agreement in its entirety to, among other things, reflect such redemption, sale/leaseback arrangement, term loan facility and extension of the aforesaid revolving credit facility (such amended and restated loan and security agreement as heretofore amended, the "Existing Loan and Security Agreement");

                  WHEREAS, the Borrower desires (i) to merge with Fonda (as hereinafter defined), with the Borrower to be the surviving entity thereof (such merger, the "Fonda/Cup Merger"), and (ii) to increase the credit facility provided under the Existing Loan and Security Agreement to $235,000,000; and

                  WHEREAS, the Borrower, Parent, the Lenders and the Agent desire to amend and restate the Existing Loan and Security Agreement in its entirety in the manner hereinafter set forth to, among other things, reflect the Fonda/Cup Merger and such increase in the credit facility provided under the Existing Loan and Security Agreement.

                  NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, Parent, the Lenders and the Agent hereby agree that the Existing Loan and Security Agreement shall be, and hereby is, amended and restated in its entirety as follows.

                                    ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT

         1.1      Definitions.  As used herein:

                  "Account Debtor" means each Person obligated in any way on or in connection with an Account.

                  "Accounts" means all of the Borrower's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Adjusted Net Earnings from Operations" means, with respect to any period of time, the Borrower's net income after provision for income taxes for such period of time, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; provided that notwithstanding the foregoing, for purposes of testing the Fixed Charge Coverage Ratio for any Test Period ending on or after June 30, 1998, any gain arising from the sale of any capital assets (other than Credit Agreement Collateral and Secured Sale/Leaseback Collateral) of Parent or any of its Subsidiaries permitted under Section 9.9 may be included in such net income if all of the net cash proceeds of such sale have been reinvested in any business of Parent or the Borrower permitted under Section 9.18; (b) gain or loss arising from any write-up or non-cash charge from the write-down, respectively, in the book value of any asset; (c) earnings of any corporation, substantially all the assets of which have been acquired by the Borrower in any manner, to the extent realized by such other corporation prior to the date of acquisition; (d) earnings of any business entity in which the Borrower has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Borrower in the form of cash distributions; (e) earnings of any Person to which assets of the Borrower shall have been sold, transferred or disposed of, or into which the Borrower shall have been merged, or which has been a party with the Borrower to any consolidation or other form of reorganization, prior to the date of such transaction; (f) non-cash gain or non-cash loss arising from the acquisition of debt or equity securities of the Borrower or from cancellation or forgiveness of Debt of the Borrower; and (g) non-cash gain or non-cash loss arising from (i) extraordinary items, as determined in accordance with GAAP, and any non-recurring transaction or (ii) any increase or decrease in calculating the termination liability for the Lily-Tulip, Inc. Salary Retirement Plan resulting from a change in the interest rate reset annually by the PBGC in determining the amounts necessary to annuitize such liability. For purposes of the Fixed Charge Coverage Ratio test set forth in Section 9.26, any charge of the Borrower with respect to employee severance resulting from early termination of employees of the Borrower shall constitute an expense of the Borrower when such charge is actually paid in cash by the Borrower and not when such charge is accrued on the books and records of the Borrower.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise. For purposes of this Agreement and the other Loan Documents, BofA shall not be considered an Affiliate of Parent or any of its Subsidiaries by virtue of BofA's passive investment in one or more funds managed by American Industrial Partners, L.P. or any of its Affiliates.

                  "Agent" means BofA, solely in its capacity as agent for the Lenders, and any successor agent.

                  "Agent Advances" has the meaning specified in Section 2.2(i).

                  "Agent-Related Persons" means the Agent and any successor agent appointed pursuant to Section 14.9, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Agent's Liens" means the Liens granted to the Agent, for the ratable benefit of the Lenders, BofA and the Agent, pursuant to this Agreement and the other Loan Documents.

                  "Agreement" means the Existing Loan and Security Agreement, as amended and restated hereby.

                  "Anniversary Date" means each anniversary of the Closing Date.

                  "Anticipated Replacement Amount" means, with respect to any Replacement Election, the amount specified in the Replacement Notice delivered by the Borrower in connection therewith as the amount of the net after tax proceeds from the related sale or other disposition of assets referred to in clause (iii) of the first sentence of Section 4.5(b) that the Borrower intends to use to purchase replacement Equipment in accordance with such clause (iii).

                  "Applicable Margin" means:

                  (i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Revolving Loans, Base Rate Term Loans and LIBOR Term Loans), 0.50%;

                  (ii).....with respect to LIBOR Revolving Loans, 2.50%;

                  (iii)....with respect to Base Rate Term Loans, 0.50%; and

                  (iv).....with respect to LIBOR Term Loans, 2.50%.

                  "Asset Transfer Documents" means, collectively, (i) the Asset Sale Agreement and Asset Distribution Agreement each dated as of October 6, 1993 (collectively, the "Asset Transfer Agreements") between Parent and the Borrower;
(ii) any deed or conveyance for Real Estate required pursuant to the Asset Transfer Agreements; (iii) any bill of sale for equipment and machines or other assignment and assumption agreements delivered pursuant to the Asset Transfer Agreements; (iv) the wrap-around note dated as at October 6, 1993 given as part of the consideration by Parent to the Borrower in connection with the foregoing;
(v) the Manufacturing Agreement dated as of October 6, 1993 between Parent and the Borrower; (vi) the Patent/Know-How License Agreement dated as of October 6, 1993 between Parent and the Borrower granting to Parent certain intellectual property rights for manufacturing process required pursuant to the Asset Transfer Agreements; and (vii) the Acknowledgment of Distribution Assignment and Assumption Agreement dated as of October 6, 1993 between Parent and the Borrower.

                  "Assigned Contracts" means, collectively, all of the Borrower's rights and remedies under, and all moneys and claims for money due or to become due to the Borrower under those contracts set forth on Schedule 1.1A, and any other material contracts, and any and all amendments, supplements, extensions, and renewals thereof including, without limitation, all rights and claims of the Borrower now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

                  "Assignee" has the meaning specified in Section 13.3(a).

                  "Assignment  and  Acceptance"  has the  meaning  specified  in
Section 13.3(a).

                  "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent, the reasonable allocated cost of internal legal services of the Agent and all reasonable expenses and disbursements of internal counsel of the Agent.

                  "Availability" means, at any time: (a) the least of (i) the Maximum Revolver Amount, (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts plus (B) the sum of (1) sixty percent (60%) of the value of that portion of Eligible Inventory (other than Inventory consisting of or related to cup making machines) constituting raw materials and work in process, (2) sixty-five percent (65%) of the value of that portion of Eligible Inventory (other than Inventory consisting of or related to cup making machines) constituting finished goods and (3) twenty-five percent (25%) of the value of that portion of Eligible Inventory consisting of or related to cup making machines constituting raw materials and finished goods, it being understood and agreed that at no time shall Revolving Loans relating to the Eligible Inventory referred to in this clause (3) exceed $1,250,000; provided, that at no time shall the sum of outstanding Revolving Loans based upon the value of Eligible Inventory exceed $135,000,000, or (iii) so long as any Senior Subordinated Notes remain outstanding, the maximum amount which the Borrower is entitled to borrow pursuant to clause (a) of the second paragraph of Section 4.09 of the indenture governing the Senior Subordinated Notes (which as of the Closing Date is 80% of the Borrower's accounts not more than 60 days past due plus 50% of the Borrower's inventory, each calculated in accordance with GAAP); minus (b) the sum of (i) the unpaid balance of Revolving Loans at such time, (ii) the aggregate amount of Pending Revolving Loans at such time, (iii) the aggregate undrawn amount of all outstanding Letters of Credit, (iv) the aggregate amount of any unpaid reimbursement obligations (unless included in clause (b)(iii) of this definition) in respect of the Letters of Credit, (v) reserves for accrued interest on the Obligations, (vi) the Environmental Compliance Reserve, (vii) so long as any Term Loans remain outstanding, the Term Loan Reserve, (viii) any reserves established pursuant to Section 4.5(b), and (ix) all other reserves which the Agent in good faith deems necessary in the exercise of its reasonable credit judgment to maintain with respect to the Borrower's account and which are customary in scope and application, in the assessment of the Agent, in the lending practices of the Agent in effect from time to time, including, without limitation, reserves for "special programs", inventory valuation reserves and reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of the Borrower.

                  "BABC" has the meaning specified in the introductory paragraph hereof.

                  "Bank Assignment Agreement" has the meaning specified in the recitals to this Agreement.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.ss. 101 et seq.).

                  "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by BofA in Charlotte, North Carolina, as its "prime rate" (the "prime rate" being a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "Base Rate Loans" means, collectively, the Base Rate Revolving Loans and the Base Rate Term Loans. "Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the Base
Rate.

                  "Base Rate Term Loan" means any portion of a Term Loan during any period in which such portion bears interest based on the Base Rate.

                  "BofA" has the meaning specified in the introductory paragraph hereof.

                  "BofA Fees" has the meaning specified in Section 3.4.

                  "BofA Loan" and "BofA  Loans" have the  meanings  specified in
Section 2.2(h).

                  "Borrower" has the meaning specified in the introductory paragraph hereof.

                  "Borrower Security Agreement" means the Amended and Restated Security Agreement dated as of the Original Closing Date between the Borrower and the Agent.

                  "Borrowing" means a borrowing hereunder consisting of Revolving Loans or Term Loans made on the same day by the Lenders to the Borrower (or by BofA in the case of a Borrowing funded by BofA Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

                  "Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrower, substantially in the form of Exhibit B (or another form reasonably acceptable to the Agent) setting forth the calculation of the Availability, including a calculation of each component thereof, as of the close of business no more than five (5) Business Days prior to the date of such certificate (or with respect to the calculation of the Inventory component, a calculation thereof as of the close of business on the date which is no earlier than the earliest of (x) five (5) Business Days prior to the date of such certificate and (y) the last day of the calendar month just ended), all in such  detail  as shall be  satisfactory  to the  Agent.  All  calculation  of
Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

                  "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Charlotte, North Carolina or Baltimore, Maryland are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditures" means all payments (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or offset items or in connection with a Capital Lease, in each case, to the extent classified by GAAP as a capital expenditure.

                  "Capital Lease" means any lease of property by Parent or any of its Subsidiaries which, in accordance with GAAP, is or should be reflected as a capital lease on the balance sheet of such Person.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, contingent share issuances, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity.

                  "Cash  Equivalents"  means  those  investments   described  in
clauses (d), (e), (f), (g) and (h) of the defined term "Restricted Investment" in this Section 1.1.

                  "Change of Control" means the occurrence of any of the following events:

                  (i) Neither American Industrial Partners Capital Fund, L.P., a Delaware limited partnership ("AIP"), and/or SF Holdings shall, separately or collectively, be the record and Beneficial Owner (as defined below) of a majority in the aggregate of the total voting power of the Voting Stock (as defined below) of Parent, whether as a result of an issuance of securities of Parent, any merger, consolidation, liquidation or dissolution of Parent, any direct or indirect transfer of securities or otherwise; or

                  (ii) Neither AIP and/or SF Holdings shall, separately or collectively, have the right or ability, by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors (as defined below) of Parent; or

                  (iii) Parent   shall  fail  at any time to be the  record  and
         Beneficial Owner of 100% of the outstanding equity interests of the Borrower; or

                  (iv) American Industrial Partners, L.P., a Delaware limited partnership, ceases to be the sole general partner of AIP, but only if AIP is the Beneficial Owner of any Voting Stock of Parent or SF Holdings; or

                  (v) there shall occur a "Change of Control" (as such term is defined in the indenture governing any of the Senior Subordinated Notes, the Fonda Senior Subordinated Notes or the Senior Replacement Notes); or

                  (vi) None of AIP, Dennis Mehiel and/or any one or more trusts, corporations, partnerships, limited liability companies or other entities in which Dennis Mehiel has a Beneficial Ownership interest of a majority in the aggregate of the total voting power of such entity (each, a "Controlled Entity") shall, separately or collectively, be the record and Beneficial Owner of a majority in the aggregate of the total voting power of the Voting Stock of SF Holdings, whether as a result of an issuance of securities of SF Holdings, any merger, consolidation, liquidation or dissolution of SF Holdings, any direct or indirect transfer of securities or otherwise; or

                  (vii) None of AIP, Dennis Mehiel and/or one or more Controlled Entities shall, separately or collectively, have the right or ability, by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors of SF Holdings.

                  For purposes of this definition of "Change of Control", and the definitions used within this definition (and only for such purposes), the following terms have the following meanings:

                           "Beneficial  Owner", and terms having similar import,
                  means any direct or indirect "beneficial owner", as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act.

                           "Board  of  Directors"  means,  with  respect  to any
                  Person, such Person's Board of Directors or any committee thereof duly authorized to act on behalf of such Board of Directors.

                           "Exchange Act" means the  Securities  Exchange Act of
                  1934, as amended, and the rules and regulations promulgated thereunder.

                           "Voting Stock" of a corporation  means all classes of
                  Capital  Stock  of  such   corporation  then  outstanding  and
                  normally entitled to vote in the election of directors.

                  "Closing Date" means the date of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

                  "Collateral" has the meaning specified in Section 6.1.

                  "Collateral   Agent"  has  the   meaning   set  forth  in  the
Intercreditor Agreement.

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Sections
4.5 (b) and Section 13.3, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

                  "Commodities Agreement" means any forward contract, futures contract, option contract or similar agreement or arrangement, in each case intended to protect the Persons entering into same from fluctuations in the price of, or shortage of supply of, pulp, paper or paper products or any other materials used in connection with any of the businesses of the Borrower or any of its Subsidiaries permitted to be conducted under Section 9.18.

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any hazardous constituent of any such substance or waste.

                  "Credit Agreement Collateral" has the meaning set forth in the Intercreditor Agreement.

                  "Credit Agreement Term Loan Equipment Collateral" means all of the Equipment described on Schedule 1.1B, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto or used or to be used in connection therewith, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "Credit Support" has the meaning specified in Section 2.4(a).

                  "Debt" means, without duplication, all indebtedness of Parent or any of its Subsidiaries to any Person for borrowed money or as evidenced by notes, bonds, debentures or similar instruments or documents or for the deferred and unpaid purchase price of any property or business or any services (other than trade payables and accrued expenses incurred in the ordinary course of business), all obligations of Parent or any of its Subsidiaries under or with respect to any letters of credit or guarantees or credit support therefor, all obligations under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement and all obligations of Parent or any of its Subsidiaries under Capital Leases, in each instance, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including in any event and without in any way limiting the generality of the foregoing: (i) all Obligations; (ii) all obligations and liabilities of any Person secured by any Lien on the property of Parent or any of its Subsidiaries, even though Parent or any such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on the face of a balance sheet of Parent or such Subsidiary, as the case may be, prepared in accordance with GAAP; (iii) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by Parent or any of its Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on the face of a balance sheet of Parent or such Subsidiary, as the case may be, prepared in accordance with GAAP; (iv) all obligations and liabilities under Guaranties; and
(v) all Disqualified Stock of Parent or any of its Subsidiaries.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus
(b) two percent (2%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two percentage points.

                  "Defaulting Lender" has the meaning specified in Section 2.2(g)(ii).

                  "Demand Loans" means the demand loans made to the Borrower by certain of the lenders which were parties to the Existing Loan and Security Agreement on May 15, 2000 in the aggregate principal amount of $12,411,088 pursuant to the letter agreement, dated May 12, 2000, among the Borrower, Parent, such lenders and the Agent.

                  "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) which is not Disqualified Stock; or (b) the redemption or other acquisition of any capital stock (or any options or warrants for such stock) of such corporation, except in exchange for capital stock (or warrants or options for such capital stock) which is not Disqualified Stock.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event (i) matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Debt (including, without limitation, Disqualified Stock) or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the Stated Termination Date.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollar" and "$" mean dollars in the lawful currency of the United States.

                  "Domestic Subsidiary" means any Subsidiary which is organized under the laws of any state of the United States or the District of Columbia.

                  "Dopaco Asset Purchase  Agreement"   means  the Asset Purchase
Agreement,  dated as of July 20, 2001,  between Dopaco, Inc. and Fonda.

                  "Dopaco Assignment of Contract As Collateral Security" means the Assignment of Contract As Collateral Security by the Borrower in favor of the Agent with respect to the Dopaco Asset Purchase Agreement.

                  "EBITDA" means, with respect to any period of time, the total of the following for the Borrower as determined in accordance with GAAP, each calculated for such period of time: Adjusted Net Earnings from Operations plus, to the extent included in the calculation of Adjusted Net Earnings from Operations, the sum of (a) income tax expense; (b) interest expense paid or payable in cash, net of cash interest income; (c) amortization and depreciation expense; and (d) other non-cash charges.

                  "Eligible Accounts" means all Accounts of the Borrower which the Agent, in good faith in the exercise of its reasonable commercial discretion and based upon criteria which, in the assessment of the Agent, are customary in the lending practices of the Agent in effect from time to time, determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

                  (a)......with  respect  to which  more than  ninety  days (one hundred twenty days in the case of Accounts generated by the Fonda or Creative Expressions Group units of the Borrower) have elapsed since the date of the original invoice therefor or it is more than sixty days past due;

                  (b)......with  respect  to which  any of the  representations, warranties, covenants, and agreements contained in Section 6.8 are not or have ceased to be complete and correct or have been breached;

                  (c)......with  respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                  (d)......which  represents a progress  billing (as hereinafter defined) or as to which the Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the Borrower's completion of any further performance under the contract or agreement;

                  (e)......as  to which any one or more of the following  events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                  (f)......if  fifty  percent  (50%)  or more  of the  aggregate
Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the criteria set forth in clauses (a) and/or (u);

                  (g)......owed  by  an  Account  Debtor  which:  (i)  does  not maintain its chief executive office in the United States; or (ii) is not organized under the laws of the United States or any state thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit reasonably satisfactory to the Agent;

                  (h)......owed  by  an  Account Debtor which is an Affiliate or employee of the Borrower;

                  (i)......except  as provided in (k) below,  as to which either the perfection, enforceability, or validity of the Agent's Lien in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                  (j)......which  is owed by an  Account  Debtor  to  which  the
Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement reasonably acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (k)......which  is owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and any other steps necessary to perfect the Agent's Lien therein, have been complied with to the Agent's satisfaction with respect to such Account;

                  (l)......which  is owed by any state,  municipality,  or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

                  (m)......which   represents   a  sale   on  a   bill-and-hold,
guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis (other than for damage);

                  (n)......which  is  evidenced  by  a  promissory note or other instrument or by chattel paper;

                  (o)......if the Agent believes,  in good faith in the exercise of its reasonable judgment (based upon such factors that, in the assessment of the Agent, are customary in the lending practices of the Agent in effect from time to time), that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (p)......with  respect to which the Account  Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the Borrower to seek judicial enforcement in such State of payment of such Account, unless the Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost;

                  (q)......which  arises  out of a sale not made in the ordinary course of the Borrower's business;

                  (r)......as  to which the goods  giving  rise to such  Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                  (s)......which  is  owed  by an  Account  Debtor  (other  than
Perseco or an Account Debtor that is rated 5a1 or better by Dun & Bradstreet) that is obligated to the Borrower respecting Accounts the aggregate unpaid balance of which exceeds the lesser of
(i) $10,000,000 and (ii) ten percent (10%) of the aggregate unpaid balance of all Accounts owed to the Borrower at such time by all of the Borrower's Account Debtors, but only to the extent of such excess;

                  (t)......which arises out of a contract or order which, by its terms, forbids, restricts or makes void or unenforceable the granting of a Lien by the Borrower to the Agent with respect to such Account;

                  (u)......which is a "short pay" account (but only with respect to that portion of the Account which is "short pay");
or

                  (v)......which   is  not  subject  to  a  first  priority  and
perfected security interest in favor of the Agent for the benefit of the Lenders.

                  If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any other eligibility criteria established by the Agent in good faith in the exercise of its reasonable commercial discretion (based upon such factors that, in the assessment of the Agent, are customary in the lending practices of the Agent in effect from time to time) then such Account shall promptly be excluded from the calculation of Eligible Accounts.

                  "Eligible Inventory" means Inventory, valued at the lower of cost (on a FIFO basis) or market, that constitutes raw materials consisting of
(x) jumbo paper rolls, virgin resin, regrinds or resin material reconverted to pellet form or (y) aluminum or steel rods (with respect to the manufacture of cup making machines only), work in process (other than with respect to cup making machines) and finished goods and that, unless the Agent in its sole discretion elects, (a) is not, in the Agent's reasonable good faith opinion (based upon such factors that, in the assessment of the Agent, are customary in the lending practices of the Agent in effect from time to time), obsolete, slow moving, defective or unmerchantable; (b) is located at premises owned by the Borrower or on premises otherwise reasonably acceptable to the Agent, provided, however, that, with respect to Inventory located on any premises leased to the Borrower, unless the Borrower shall have delivered to the Agent a written waiver, duly executed on behalf of the appropriate landlord and in form and substance reasonably acceptable to the Agent, of all Liens which the landlord for such premises may be entitled to assert against such Inventory the Agent may, in its sole discretion, establish a reserve against Availability therefor in an amount up to the aggregate of three months rent payable with respect to such leased premises plus any rent payable with respect to such leased premises which is then due and payable; (c) upon which the Agent for the benefit of the Lenders has a first priority perfected security interest; (d) is not spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory or defective Inventory, or Inventory delivered to the Borrower on consignment or Inventory in transit; and (e) the Agent, in good faith in the exercise of its reasonable commercial discretion, deems eligible as the basis for Revolving Loans based on such collateral and credit criteria as the Agent may from time to time establish and which are customary in scope and application, in the assessment of the Agent, in the lending practices of the Agent in effect from time to time. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

                  "Environmental Compliance Reserve" means any reserves which the Agent, after the Original Closing Date, establishes from time to time for amounts that are reasonably likely to be expended by the Borrower in order for the Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 9.7, in each instance under clause (a) or (b), for which non-compliance (or the remediation thereof) may impose or result in an Environmental Lien in any Accounts, Inventory or other Credit Agreement Collateral which will have priority over the Agent's Liens therein; provided that no such reserves shall be established by the Agent to the extent that (i) the Agent shall have determined, in its reasonable commercial judgment, that the Borrower has the financial ability to pay for any such compliance or remediation and has sufficient Availability therefor as well as for its other working capital needs and to satisfy Section 9.25, in each instance, on a prospective basis through the estimated time of completion of such compliance or remediation and (ii) the Borrower shall have delivered a certificate to the Agent certifying as to the Borrower having such financial ability and Availability with appropriate projections in detail reasonably satisfactory to the Agent supporting such certification by the Borrower (such certificate and projections to be updated and delivered to the Agent quarterly until the completion of such compliance or remediation).

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health or safety matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Equipment" means all of the Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by the Borrower (including, without limitation, pursuant to the Secured Sale/Leaseback Arrangements) and all of the Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower or Parent within the meaning of Section 414(b) or

(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower, Parent or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower, Parent or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA, upon the Borrower, Parent or any ERISA Affiliate.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

                  "Excluded Sale/Leaseback Assets" has the meaning specified in the Intercreditor Agreement.

                  "Existing Debt" has the meaning specified in Section 9.13.

                  "Existing Fonda Credit Facility" means the Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of August 28, 2001, among Fonda, the lenders party thereto and IBJ Whitehall Business Credit Corporation, as agent.

                  "Existing Liens" has the meaning specified in clause (i) of the defined term "Permitted Liens" in this Section 1.1.

                  "Existing  Loan  and  Security   Agreement"  has  the  meaning
specified in the recitals to this Agreement.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight

Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Fee Letter" means the Fee Letter, dated March 25, 2002, between the Borrower and BofA with respect to the fees referred to therein.

                  "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Section 8.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

                  "First Amended and Restated Loan and Security Agreement" has the meaning specified in the recitals to this Agreement.

                  "Fiscal Year" means the Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of the Borrower will end on September 29, 2002.

                  "Fixed Assets" means Equipment and Real Estate of the Borrower or Parent.

                  "Fixed Charge Component" means, with respect to any period of time, the following for the Borrower as determined in accordance with GAAP, each calculated for such period of time: the sum of (i) cash interest expense, net of cash interest income, (ii) cash income tax expense, (iii) the aggregate amount of Capital Expenditures made by the Borrower during such period (other than Capital Expenditures financed by the Borrower), (iv) the aggregate amount of all cash payments of principal on Debt made by the Borrower during such period (other than (x) under any of the Loan Documents, the Original Credit Agreement and other Credit Documents (as defined in the Original Credit Agreement), (y) with respect to any of the Senior Secured Notes, the Senior Subordinated Notes or the Fonda Senior Subordinated Notes or (z) under the Existing Fonda Credit Facility), (v) the aggregate amount of all cash payments of principal on the Term Loans made by the Borrower during such period (other than (x) the payment of $5,809,091.09 made on the Term Loans (as defined in the Existing Loan and Security Agreement) in July 2001 concurrently with the increase by such amount of the term loan under the Lily Credit Facility, (y) any payment made with proceeds of the Senior Replacement Notes contemplated to be issued by the Borrower as provided in clause (iii) of the first sentence of Section 9.14 and
(z) any principal payment made pursuant to Section 9.13(k)) and (vi) the aggregate amount of payments made by the Borrower during such period pursuant to
Section 9.10(L).

                  "Fixed Charge Coverage Ratio" means, at any date of determination, the ratio of (i) EBITDA for the Test Period most recently ended (taken as one accounting period) and ending on such date to (ii) the Fixed Charge Component for such Test Period (taken as one accounting period).

                  "Fonda" means The Fonda Group, Inc., a Delaware corporation.

                  "Fonda/Cup Merger" has the meaning specified in the recitals to this Agreement.

                  "Fonda/Cup Merger Documents" means the documents pursuant to which the Fonda/Cup Merger is consummated, including, without limitation, the documents filed with the Secretary of State of Delaware in order to effectuate such merger.

                  "Fonda Senior Subordinated Notes" means the $120,000,000 face amount of 9 1/2% Senior Subordinated Notes due 2007 issued by Fonda pursuant to an Indenture dated as of February 27, 1997.

                  "Fonda Term Loan Equipment Collateral" means all of the Equipment owned by Fonda immediately prior to the consummation of the Fonda/Cup Merger, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto or used or to be used in connection therewith, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Original Closing Date and subject to Section 1.2.

                  "General Intangibles" means all of the Borrower's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrower of every kind and nature (other than Accounts), including, without limitation, all contract rights, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrower in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Borrower is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrower.

                  "Global Entities" means Global Cup, S.A. de C.V., Servicios Tanairi, S.A. de C.V. and their respective Subsidiaries, each a Mexican Subsidiary of the Borrower.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "Intercompany Accounts" means all assets and liabilities, however arising, which are due to the Borrower from, which are due from the Borrower to, or which otherwise arise from any transaction by the Borrower with, any Affiliate.

                  "Intercreditor Agreement" means the Intercreditor Agreement dated as of June 15, 2000 by and among State Street Bank and Trust Company of Connecticut, National Association, as owner trustee/lessor, the Credit Agent (as defined in the Intercreditor Agreement) and the Collateral Agent, and acknowledged by the Borrower and the Parent.

                  "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                  (i)......if  any Interest  Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii).....any  Interest Period  pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii)....no  Interest  Period  shall  extend beyond the Stated
Termination Date.

                  "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

                  "Interest Rate Protection or Other Hedging Agreement" means one or more (i) interest rate protection agreements (including, without limitation, swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time entered into by Parent or any of its Subsidiaries with BofA, any Lender or a syndicate of financial institutions organized by BofA or any such Lender or an affiliate of BofA or such Lender.

                  "Inventory" means all of the Borrower's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in the Borrower's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Latest Projections" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 7.2(f), the projections of the Borrower's financial condition, results of operations, and cash flow, for each of Fiscal Years 2002 through and including 2007 and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 7.2(f).

                  "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and BofA to the extent of any BofA Loan outstanding; provided that no such Agent Advance or BofA Loan shall be taken into account in determining any Lender's Pro Rata Share.

                  "Letter of Credit" means a letter of credit issued or caused to be issued for the account of the Borrower pursuant to Section 2.4.

                  "Letter of Credit  Fee" has the meaning  specified  in Section
3.6.

                  "LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan having an Interest Period of one, two or three months, the last day of the Interest Period applicable to such loan and, with respect to a LIBOR Rate Loan having an Interest Period of six months, the date which occurs three months after the initial date of such Interest Period, each of the dates which occur one and two months after the end of such third month and the last day of such Interest Period.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/1000th of 1.0%) determined by the Agent as follows:

         LIBOR Rate        =                       LIBOR
                                    ------------------------------------
                                    1.00 - Eurodollar Reserve Percentage
where:
                           "Eurodollar Reserve Percentage" means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                           "LIBOR" means the rate of interest per annum (rounded
                  upward to the next 1/16th of 1%) notified to the Agent by BofA as the rate of interest at which dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by BofA's applicable lending office to major banks in the London eurodollar market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "LIBOR Rate Loans" means, collectively, the LIBOR Revolving Loans and the LIBOR Term Loans.

                  "LIBOR Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

                  "LIBOR Term Loan" means any portion of a Term Loan during any period in which such portion bears interest based on the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting real property.

                  "Lily Credit Facility" means the Term and Revolving Credit Facilities Agreement, dated as of June 15, 1998, among Lily Cup, the financial institutions party thereto and General Electric Capital Canada Inc., as lender, as amended, modified or supplemented from time to time pursuant to the terms thereof, and any other document or instrument entered into by Lily Cup in connection therewith.

                  "Lily Cup" means Lily Cups, Inc., a Canadian corporation and a Subsidiary of the Borrower.

                  "Loan Account" means the loan account of the Borrower, which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Term Loan Notes, the Fee Letter, the Borrower Security Agreement, the Trademark, Patent and Copyright Agreements, the Sherwood Assignment of Contract As Collateral
Security,  the  Dopaco  Assignment  of  Contract  As  Collateral  Security,  the
Mortgages, the Parent Guaranty, the Parent Security Agreement, the Pledge Agreement, the Parent Pledge Agreement, the Intercreditor Agreement, the Bank
Assignment Agreement, all other Credit Documents (as defined in the Original Credit Agreement) to the extent assigned to BABC or the Agent pursuant to or as contemplated by the Bank Assignment Agreement and any other agreements, instruments and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise executed and/or delivered in connection with the Obligations, the Collateral or any other aspect of the financing transactions by or with the Lenders and/or the Agent contemplated by this Agreement.

                  "Loans" means, collectively, all loans and advances provided for in Article 2.

                  "Majority Lenders" means at any time Lenders whose Pro Rata Shares aggregate more than 50%.

                  "Management Services Agreement" means the Second Restated Management Services Agreement, dated as of March 12, 1998, by and among American Industrial Partners Management Company, Inc., the Borrower, Parent and SF Holdings.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of Parent and the Borrower taken as a whole or a material portion of the Collateral; (b) an impairment of the ability of the Borrower or Parent to perform any material obligation under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or Parent of any Loan Document; provided, however, that solely for purposes of Section 11.1(m), "Material Adverse Effect" means the occurrence of any of the following: (i) in any calendar year the Borrower loses a customer the sales to whom for the immediately preceding calendar year accounted for 10% or more of the Borrower's total sales volume for such immediately preceding year; (ii) the Borrower is at any time required to purchase 10% or more of its raw materials on a cash on delivery or cash in advance basis as the result of one or more vendor's unwillingness to extend credit to the Borrower; (iii) the Borrower or Parent shall suffer a labor strike, walkout, work stoppage or similar labor dispute which affects, without duplication, 10% or more of the combined workforce of Borrower and Parent, (iv) within a 60 day time period, $5,000,000 or more of Inventory (valued at the lower of cost or market) shall be subject to a product recall or similar product defect occurrence, (v) any of the President, Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Borrower is convicted of a criminal offense; (vi) the loss of production of 10% or more of Inventory for a period of greater than 5 consecutive days due to either or both of equipment failure or labor strike, stoppage, walkout or other labor related reason; (vii) a "force majeure event" occurs which negatively impacts 10% or more of the Borrower's revenues, which loss of revenues is not fully covered by insurance; or (viii) the Borrower or Parent is unable to acquire DSP equipment consistent with projections previously given to (and accepted by ) the Agent as a result of suppliers' inability or refusal to provide such equipment to the Borrower or Parent.

                  "Maximum Revolver Amount" means at any time the lesser of (i) that amount which is $235,000,000 less the aggregate outstanding principal balance of the Term Loans at such time and (ii) $215,000,000, as reduced as provided in Section 4.5(b).

                  "Mortgages" means: (a) each Mortgage, Security Agreement, and Assignment of Leases and Rents (or similar agreement) entered into or to be entered into by the Borrower or Parent in favor of the Agent and delivered to the Agent; and (b) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments entered into or to be entered into which provide the Agent a lien, for the benefit of the Agent and the Lenders, on or other interest in any portion of any Premises, any Real Estate or any other real property in which Parent or any of its Subsidiaries has an interest or which relate to any such Lien or interest (including, without limitation, any of the foregoing executed in connection with the Original Credit Agreement and assigned by Bankers Trust Company, as collateral agent, to the Agent as contemplated by the Bank Assignment Agreement).

                  "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower, Parent or any ERISA Affiliate.

                  "Net Amount of Eligible Accounts" means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(b), the form of which is attached as Exhibit E.

                  "Notice of Conversion/Continuation" has the meaning specified in Section 3.2(b), the form of which is attached as Exhibit F.

                  "Obligations"  means all present and future  loans,  advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement
(including, without limitation, pursuant to the Existing Loan and Security Agreement) or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, all debts, liabilities, and obligations now or hereafter owing from the Borrower to the Agent and/or any Lender under or in connection with the Letters of Credit.

                  "Original Closing Date" means October 24, 1997.

                  "Original Credit Agreement" has the meaning specified in the recitals to this Agreement.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Parent"  means    Sweetheart   Holdings  Inc.,  a    Delaware
corporation and the owner of 100% of the outstanding capital stock of the Borrower.

                  "Parent Guaranty" means the Guaranty dated as of the Original Closing Date made by Parent in favor of the Agent.

                  "Parent Pledge Agreement" means the Pledge Agreement dated as of June 15, 2000 made by Parent in favor of the Collateral Agent.

                  "Parent Security Agreement" means the Amended and Restated Security Agreement dated as of the Original Closing Date between Parent and the Agent.

                  "Participating Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under the terms and conditions of this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of the Borrower (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or the Borrower, as the Agent may determine, on terms reasonably acceptable to the Agent.

                  "Payment and Termination Date" means the first date on which all of the following are satisfied: the Commitments of all Lenders have been terminated, all outstanding monetary Obligations have been paid in full and all Letters of Credit have been terminated or canceled or have expired (or
Supporting Letters of Credit have been delivered to the Agent therefor in accordance with Section 2.4(j)).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice(s) of Borrowing received by the Agent which have not yet been advanced and for which the Lenders will advance unless the Agent has notified the Borrower that such Revolving Loan(s) will not be funded.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower or Parent sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted   Commodities   Agreement"  means  any  Commodities
Agreement which is entered into in the ordinary course of business by Parent and/or any of its Subsidiaries consistent with past practices.

                  "Permitted Liens" means:

                  (a) Liens for taxes, assessments or governmental charges or levies not delinquent or statutory Liens for taxes, assessments or governmental charges or levies in an aggregate amount not to exceed $1,000,000 (with the Agent having the right in its reasonable commercial discretion to establish reserves against Availability for any amount in excess of $100,000 in the aggregate) provided that the payment of such taxes, assessments or governmental charges or levies which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the books and records of the Borrower, Parent or its other Subsidiaries, as the case may be, and no enforcement action has been taken;

                  (b) the Agent's Liens;

                  (c) deposits under workers' compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demands when due, such claims or demands do not exceed $1,000,000 in the aggregate (with the Agent having the right in its reasonable commercial discretion to establish reserves against Availability for any amount in excess of $100,000 in the aggregate);

                  (e) Reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the

Real Estate or materially interfere with its use in the ordinary conduct of the Borrower's or Parent's business;

                  (f) Judgment and other similar Liens arising in connection with court proceedings to the extent the attachment or enforcement of such Liens would not result in an Event of Default hereunder;

                  (g) Liens securing the obligations of the Borrower and Parent under the Secured Sale/Leaseback Arrangements, subject to the terms and conditions set forth in the Intercreditor Agreement; provided that such Liens shall not in any event (i) encumber any Excluded Sale/Leaseback Assets or (ii) secure greater than $165,000,000 in obligations owing by the Borrower under the Secured Sale/Leaseback Documents;

                  (h) Purchase Money Liens;

                  (i) Liens in existence on the Closing Date which are listed, and the property subject thereto described, in Schedule 9.19 (Liens referred to in this clause (i) are herein referred to as "Existing Liens") but only to the respective date, if any, set forth in such Schedule 9.19 for the termination of any such Liens and Liens on property securing Debt which constitutes an extension, renewal or refinancing of Existing Debt, which extension, renewal or refinancing is permitted pursuant to Section 9.13; provided that (i) the principal amount of such Debt does not exceed the principal amount of the Existing Debt being extended, renewed or refinanced at the time of such extension, renewal or refinancing, and (ii) such Lien secures only such Debt and applies only to the property subject to the Existing Lien securing the Existing Debt being extended, renewed or refinanced;

                  (j) Liens arising as a result of non-recourse, sale-leaseback transactions with respect to any Real Estate, so long as the respective transaction, and all documentation with respect thereto, is approved by the Agent and additionally is either approved by the Majority Lenders or permitted under Section 9.24;

                  (k) Liens upon assets subject to Capital Leases to the extent permitted by Section 9.23, provided that (i) such Liens only serve to secure the payment arising under such Capital Lease and (ii) the Lien encumbering the asset giving rise to the Capital Lease does not encumber any other asset of Parent or any of its Subsidiaries;

                  (l) deposits securing liabilities to insurance carriers under insurance or self-insurance arrangements, provided that the aggregate amount of cash and non-cash collateral so deposited shall at no time exceed $15,000,000;

                  (m) with respect to any Real Estate subject to a Mortgage assigned by Bankers Trust Company, as collateral agent, to the Agent as contemplated by the Bank Assignment Agreement, such exceptions to title as are set forth in the title insurance policy or title commitment delivered to such collateral agent when such Mortgage was executed;

                  (n) Liens on the assets of Lily Cup securing only the Debt of Lily Cup permitted to be incurred pursuant to Section 9.13(d)(y); and

                  (o) Liens, if any, on fixed assets of the Borrower securing the obligations of the Borrower under the Senior Replacement Notes (but only upon (x) the redemption and/or payment in full of the Senior Subordinated Notes and Term Loans with the proceeds thereof and (y) if requested by the Agent or the Majority Lenders, the holders of the Senior Replacement Notes (or a trustee on their behalf), the Agent and the other parties to the Intercreditor Agreement having entered into an amendment to the Intercreditor Agreement or an amended and restated Intercreditor Agreement, in form, scope and substance satisfactory to the Agent), subject to the terms and conditions set forth in the Intercreditor Agreement and in this Agreement.

                  "Permitted Rentals" has the meaning specified in Section 9.24.

                  "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower or Parent sponsors or maintains or to which the Borrower or Parent makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Pledge Agreement" means the Pledge Agreement dated as of June 15, 2000 made by the Borrower in favor of the Collateral Agent.

                  "PNC" means PNC Bank, National Association.

                  "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Premises" means the land identified by addresses on Schedule 8.12, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which the Borrower or Parent has any interests on the Closing Date.

                  "Pro Rata Share" means, with respect to a Lender at any time, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment at such time and the denominator of which is the sum of the amounts of all of the Lenders' Commitments at such time, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owing to such Lender at such time and the denominator of which is the aggregate amount of Obligations owing to all of the Lenders at such time; provided that references to Pro Rata Share in the context solely of the Term Loans means, with respect to a Lender at any time, a fraction (expressed as a percentage), the numerator of which is the aggregate unpaid principal balance of the Term Loans owing to such Lender at such time and the denominator of which is the aggregate unpaid principal balance of the Term Loans owing to all of the Lenders at such time.

                  "Proprietary Rights" means all of the Borrower's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, registered trademarks, registered service marks and registered copyrights set forth on Schedule 8.13 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Purchase Money Lien" means a lien granted on a fixed asset (not including Inventory) to secure a Purchase Money Obligation permitted to be incurred hereunder, and incurred solely to finance the acquisition of such asset; provided, however, that such lien encumbers only such asset and is granted within 180 days of such acquisition.

                  "Purchase Money Obligations" of any Person means any obligations of such Person to any seller or any other Person incurred or assumed to finance the acquisition of real or personal property (other than Inventory) to be used in the business of such Person or any of its Subsidiaries in an amount that is not more than 100% of the cost of such property, and incurred within 180 days after the date of such acquisition (excluding accounts payable to trade creditors incurred in the ordinary course of business).

                  "Real Estate" means all of the present and future interests of the Borrower or Parent (as appropriate), as owner, lessee, or otherwise, in the Premises, including, without limitation, any interest arising from an option to purchase or lease the Premises or any portion thereof.

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the migration of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "Rentals" has the meaning specified in Section 9.24.

                  "Replacement Election" has the meaning specified in Section 4.5(b).

                  "Replacement Notice" means, with respect to a sale or other disposition of assets referred to in clause (iii) of the first sentence of
Section 4.5(b), a written notice signed by the Borrower stating that the Borrower, in good faith, intends and expects to use all or a specified portion of the net after tax proceeds from such sale or other disposition to purchase replacement Equipment in accordance with such clause (iii).

                  "Replacement Prepayment Amount" means, with respect to any Replacement Election, the amount, if any, on the Replacement Prepayment Date relating thereto by which (i) the Anticipated Replacement Amount in respect of such Replacement Election exceeds (ii) the aggregate amount thereof expended by the Borrower to purchase replacement Equipment in accordance with clause (iii) of the first sentence of Section 4.5(b).

                  "Replacement Prepayment Date" means, with respect to any Replacement Election, the earliest of (i) the date, if any, upon which the Agent shall have delivered a written termination notice to the Borrower with respect to the Replacement Election, provided that such notice may only be given while an Event of Default exists, (ii) the date occurring 270 days after the date of the consummation of the sale or other disposition of the assets relating to such Replacement Election and (iii) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, proceed with the purchase of replacement Equipment in accordance with clause (iii) of the first sentence of Section 4.5(b) with the related Anticipated Replacement Amount.

                  "Reportable  Event"  means  any of the  events  set  forth  in
Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Lenders" means at any time Lenders whose Pro Rata Shares aggregate more than 66-2/3%.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

                  "Restricted Investment" means any acquisition of property by Parent or any of its Subsidiaries (other than Lily Cup and the Global Entities) in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) Proprietary Rights and Fixed Assets to be used in the business (to the extent such business is permitted under Section 9.18) of Parent, the Borrower or its Subsidiaries (other than Lily Cup and the Global Entities) so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder or costs for the purchase of General Intangibles in the ordinary course of business or ordinary and customary supplies, in each instance for such General Intangibles and supplies, for the operation of the business (as limited as provided above) of Parent, the Borrower or its Subsidiaries (other than Lily Cup and the Global Entities); (b) Inventory in the ordinary course of business; (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of the Borrower or its Subsidiaries (other than Lily Cup and the Global Entities); (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 180 days from the date of creation thereof; (g) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (d) above and entered into with any bank meeting the qualifications specified in clause (e) above; (h) money market funds substantially all of the assets of which are comprised of securities of the types described in clauses (d) - (g) above; and (i) stock, debt, indebtedness, obligations or any other property received in consideration of any asset sale permitted under Section 9.9.

                  "Revolving Loans" has the meaning specified in Section 2.2 and includes each Agent Advance and BofA Loan.

                  "Secured Sale/Leaseback Arrangements" means the sale/leaseback arrangements entered into by the Borrower pursuant to the Secured Sale/Leaseback Documents.

                  "Secured Sale/Leaseback Collateral" has the meaning set forth in the Intercreditor Agreement; provided that in any event such collateral shall not include any Excluded Sale/Leaseback Assets.

                  "Secured Sale/Leaseback Documents" has the meaning set forth in the Intercreditor Agreement.

                  "Security Documents" means this Agreement, the Borrower Security Agreement, the Trademark, Patent and Copyright Agreements, the Parent Security Agreement, the Pledge Agreement, the Parent Pledge Agreement, the Sherwood Assignment of Contract as Collateral Security, the Dopaco Assignment of Contract as Collateral Security, the Mortgages and all other security agreements, mortgages, pledges and assignments at any time delivered by Parent or any of its Subsidiaries or any other Person to the Agent pursuant to the terms of this Agreement or any other Loan Document.

                  "Senior Replacement Notes" means the senior secured or unsecured notes contemplated to be issued by the Borrower (subject to and to the extent permitted by the terms of this Agreement) to, among other things, repay or redeem in full all of the Senior Subordinated Notes and the Term Loans.

                  "Senior Secured Notes" means the $190,000,000 face amount of 9 5/8% Senior Secured Notes due 2000 issued by the Borrower (as successor to Cup Acquisition Corporation) pursuant to an indenture dated as of August 30, 1993 (which notes were discharged and satisfied as of June 15, 2000).

                  "Senior Subordinated Notes" means the $110,000,000 face amount of Senior Subordinated Notes due 2003 issued by the Borrower (as successor to Cup Acquisition Corporation) pursuant to an indenture dated as of August 30, 1993.

                  "Settlement" and "Settlement Date" have the meanings specified in Section 2.2(j)(i).

                  "SF Holdings"  means  SF  Holdings   Group, Inc.,  a  Delaware
corporation.

                  "SF Holdings Senior Notes" means the 4% and 12 3/4% Senior Discount Notes due 2008 issued by SF Holdings pursuant to an indenture dated as of March 12, 1998.

                  "Shared   Collateral"   has  the  meaning  set  forth  in  the
Intercreditor Agreement.

                  "Sherwood" means Sherwood Industries, Inc.

                  "Sherwood Assignment of Contract As Collateral Security" means the Assignment of Contract As Collateral Security by the Borrower in favor of the Agent with respect to the Sherwood Stock Purchase Agreement.

                  "Sherwood-Related Merger Documents" means the documents pursuant to which the Sherwood-Related Mergers are consummated, including, without limitation, the documents filed with the Secretaries of State of Delaware or Connecticut in order to effectuate such mergers.

                  "Sherwood-Related Mergers" means (i) the mergers of each of the Subsidiaries of Sherwood with and into Sherwood with Sherwood as the surviving entity of such mergers and (ii) the merger immediately thereafter of Sherwood with and into the Borrower with the Borrower as the surviving entity of such merger.

                  "Sherwood-Related Subordinated Notes" means, collectively, the Subordinated Convertible Notes by the Borrower to the order of the sellers under the Sherwood Stock Purchase Agreement in the aggregate principal amount of $5,000,000 representing a portion of the purchase price payable by the Borrower under the Sherwood Stock Purchase Agreement.

                  "Sherwood Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of December 20, 1999, among the Borrower, as purchaser, and Paul R. Corazzo, William Corazzo, Donna Corazzo Reed and Patrick W. Caccavale Trust, as sellers, as amended as of April 3, 2000.

                  "Sherwood Stock Purchase Documents" means, collectively, the Sherwood Stock Purchase Agreement, the related amended and restated escrow agreement, the Sherwood-Related Subordinated Notes and all other documents, agreements and instruments executed and/or delivered in connection therewith.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts
                  (including, without limitation, contingent liabilities); and

                           (ii) the present fair saleable value of its assets is
                  greater than its probable liability on its existing debts as such debts become absolute and matured; and

                           (iii) it is then able and  expects  to be able to pay
                  its debts (including, without limitation, contingent debts and other commitments) as they mature; and

                           (iv) it has  capital  sufficient  to  carry  on   its
                  business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Stated Termination Date" means the fifth anniversary of the Closing Date; provided that (i) in the event the Borrower has not refinanced, repaid or extended the Senior Subordinated Notes on terms reasonably acceptable to the Agent and the Majority Lenders prior to March 1, 2003, the Stated Termination Date means March 1, 2003 and (ii) subject to clause (i) above, in the event the Borrower has not refinanced, repaid or extended the Fonda Senior Subordinated Notes on terms reasonably acceptable to the Agent and the Majority Lenders prior to September 1, 2006, the Stated Termination Date means September 1, 2006.

                  "Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Parent.

                  "Suppressed Availability" means, at any time, the amount, if any, by which (x) the amount in clause (a)(ii) of the defined term Availability exceeds (y) the amount in clause (a) of such defined term.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "Term Loan" and "Term  Loans" have the  meanings  specified in
Section 2.3(a).

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
                  "Term Loan Note" and "Term Loan Notes" have the meanings specified in Section 2.3(c).

                  "Term Loan Reserve" means, at any time, the amount by which the Term Loan Support (as defined below) is less than the outstanding principal balance of the Term Loans. For purposes of this definition, "Term Loan Support" means, at any time, the sum of (1) 82.5% of the orderly liquidation value of the Credit Agreement Term Loan Equipment Collateral in existence on June 15, 2000, as such orderly liquidation value was determined by the appraisal of such Equipment dated May 2000 by Daley Hodkin, plus (2) the lesser of (x) the sum of 80% of the orderly liquidation value of the Fonda Term Loan Equipment Collateral in existence on the Closing Date plus 70% of the orderly liquidation value of the land and other real estate of the Borrower (owned by Fonda immediately prior to the consummation of the Fonda/Cup Merger) located at 1431 Marvin Griffin Road, Augusta, Georgia and (y) the aggregate outstanding principal balance of the terms loans under the Existing Fonda Credit Facility immediately prior to the termination thereof on the Closing Date, plus (3) the Suppressed Availability.

                  "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to Section 4.2 or by the Majority Lenders pursuant to
Section 11.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever in accordance with the terms hereof.

                  "Test  Period"  means,   for  any   determination,   the  four
consecutive fiscal quarters of the Borrower then last ended (taken as one accounting period).

                  "Total Facility" has the meaning specified in Section 2.1.

                  "Trademark, Patent and Copyright Agreements" means, collectively, (i) the Collateral Assignment For Security in U.S. Patents, the Collateral Assignment For Security in U.S. Trademarks, the Collateral Assignment For Security in U.S. Copyrights, the Collateral Assignment For Security in
Canadian Patents and the Collateral Assignment For Security in Canadian Trademarks, each dated as of August 30, 1993 by the Borrower in favor of Bankers Trust Company, as collateral agent, the Borrower Intellectual Property Agreement and the Holdings Intellectual Property Agreement, each dated as of August 30, 1993 and between the Borrower or Parent, respectively, and Bankers Trust Company, as collateral agent, all of the foregoing agreements which have been assigned to the Agent pursuant to the Bank Assignment Agreement and (ii) all other intellectual property security agreements executed and delivered by Parent or any of its Subsidiaries to the Agent to evidence and perfect the Agent's security interest in such Person's present and future patents, trademarks, copyrights and related licenses and rights, for the benefit of the Agent and the Lenders.

                  "Transaction Documents" means, collectively, the Loan Documents, the Senior Subordinated Notes, the Fonda Senior Subordinated Notes, the Senior Replacement Notes (but only if issued), the indentures governing the foregoing notes, the Secured Sale/Leaseback Documents and the Fonda/Cup Merger Documents.

                  "UCC" means the Uniform Commercial Code (or any successor statute) of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

                  "Unused Letter of Credit Subfacility" means an amount equal to $25,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) without duplication, the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  "Unused Line Fee" has the meaning specified in Section 3.5.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "Wholly-Owned Subsidiary" means, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

         1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements. All calculations to be made for the purposes of determining compliance with the financial covenants contained in this Agreement (except as otherwise expressly provided herein) shall be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.2 (or, prior to the delivery of the first financial statements pursuant to Section 7.2, consistent with GAAP effective on the Original Closing Date); provided, however, that if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or other rules promulgated with respect thereto or (b) the Agent or the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent annual or quarterly financial statements delivered by the Borrower to the Agent as to which no objection shall have been made.

         1.3 Interpretive Provisions. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (a) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (b) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (i)      The  term  "including"  is  not limiting and
means "including without limitation."

                           (ii)     In the  computation  of periods of time from
a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement), indentures and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (e) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

                                    ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

         2.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $235,000,000 (the "Total Facility") for the Borrower's use from time to time during the term of this Agreement. The Total Facility shall be comprised of (a) a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections
2.2 and 2.4, (b) term loans made on June 15, 2000 in the aggregate original principal amount of $25,000,000 (the aggregate outstanding principal amount of which on the date hereof is $10,440,908.84), as described in Section 2.3, and
(c) term loans to be made on the Closing Date in the aggregate original principal amount of $13,250,000, as described in Section 2.3.

         2.2      Revolving Loans.

                  (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10, each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Original Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrower, in amounts not to exceed (except for BofA with respect to BofA Loans or Agent Advances) such Lender's Pro Rata Share of the Borrower's Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans or participate (as provided for in Section 2.4(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Availability or to be obligated to exceed such limits on any other occasion. If the requested Revolving Loans exceed the Availability at such time, the Lenders may refuse to make or otherwise restrict the making of such requested Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(i). The Borrower acknowledges and agrees that the payment (the "Assignment Payment") made on the Original Closing Date pursuant to Section 3(a)(i) of the Bank Assignment Agreement by BABC to those banks and other financial institutions party to the Original Credit Agreement with respect to the purchase of the outstanding loans made to the Borrower under the Original Credit Agreement shall constitute a Revolving Loan requested by the Borrower in the amount of such payment.

                  (b) Procedure for Borrowing. Each Borrowing shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing together with a Borrowing Base Certificate reflecting sufficient Availability, which must be received by the Agent (x) prior to 11:00 a.m. (New York time) three Business Days prior to the requested Funding Date, in the case of LIBOR Revolving Loans and (y) no later than 12:00 noon (New York time) on the requested Funding Date, in the case of Base Rate Revolving Loans, specifying:

                           (A)      the amount of the Borrowing;

                           (B) the requested Funding Date, which shall be a Business Day;

                           (C) whether the Revolving Loans requested are to be Base Rate Revolving Loans or LIBOR Revolving Loans; and

                           (D) the duration of the Interest Period if the requested Revolving Loans are to be LIBOR Revolving Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Revolving Loans, such Interest Period shall be three months.

                           (ii)     After giving effect to any Borrowing,  there
may not be more than eight (eleven so long as any Term Loan remains outstanding) different Interest Periods in effect under the Total Facility.

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
                           (iii)    With   respect  to  any  request  for   Base
Rate Revolving Loans, in lieu of delivering the above-described Notice of Borrowing the Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

                  (c) Reliance upon Authority. On or prior to the Original Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Borrower shall deliver to the Agent in writing (i) the account of the Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section 2.2, and (ii) the names of the officers authorized to request Revolving Loans on behalf of the Borrower, and shall provide the Agent with a specimen signature of each such officer. The Agent shall be entitled to rely conclusively on such officer's authority to request Revolving Loans on behalf of the Borrower, the proceeds of which are to be transferred to any of the accounts specified by the Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers authorized by the Borrower to make such requests on its behalf.

                  (d) No Liability. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by the Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the Borrower's deposit account, or transmittal to such Person as the Borrower shall direct, shall conclusively establish the obligation of the Borrower to repay such Revolving Loans as provided herein.

                  (e) Notice Irrevocable. Any Notice of Borrowing(or telephonic notice in lieu thereof) made pursuant to Section 2.2(b)shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request BofA to make a BofA Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if BofA declines in its sole discretion to make a BofA Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing. Notwithstanding the other provisions of this Article 2, (i) Section 2.2(g) shall apply with respect to the Borrowing of Revolving Loans on the Closing Date and (ii) the portion of such Borrowing to be funded by each Lender shall be that amount which is the excess of (x) such Lender's Pro Rata Share of the aggregate outstanding principal balance of the Revolving Loans on the Closing Date after giving effect to the making of all Revolving Loans on the Closing Date over (y) the aggregate outstanding principal balance of the Revolving Loans, if any, held by such Lender immediately prior to the making of Revolving Loans on the Closing Date (it being the intention of the parties hereto that after giving effect to the making of the Revolving Loans on the Closing Date each Lender shall have a Pro Rata Share of all the Revolving Loans of the Lenders hereunder). The Agent shall determine on or prior to the Closing Date the portion of the Borrowing of Revolving Loans to be made on the Closing Date to be funded by each Lender and shall notify each Lender thereof promptly after such determination.

                  (g) Making of Revolving Loans. In the event that the Agent shall elect to have the terms of this Section 2.2(g) apply to a requested Borrowing as described in Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (New York time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrower, designated in writing by the Borrower and acceptable to the Agent; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Availability of the Borrower on such date.

                           (i)      Unless  the  Agent   receives  notice from a
Lender on or prior to the Original Closing Date or, with respect to any Borrowing after the Original Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Revolving Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans comprising such Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Revolving Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on any Funding Date.

                           (ii)     The Agent shall not be obligated to transfer
to a Defaulting Lender any payments made by the Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to the Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to the Borrower shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment and Term Loans shall be deemed to be zero (0). Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing
(1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing, shall be allocated among such performing Lenders ratably based upon their relative Commitments, and shall be calculated based upon the average amount by which the aggregate Commitments of such performing Lenders (but only the portion thereof with respect to the revolving line of credit facility under the Total Facility) exceeds the sum of outstanding Revolving Loans and the undrawn face amount of all outstanding Letters of Credit. This section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

                  (h) Making of BofA Loans. In the event the Agent shall elect, with the consent of BofA, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), BofA shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BofA pursuant to this Section 2.2(h) being referred to as a "BofA Loan" and such Revolving Loans being referred to collectively as "BofA Loans") available to the Borrower on the Funding Date applicable thereto by transferring same day funds to an account of the Borrower, designated in writing by the Borrower and acceptable to the Agent. Each BofA Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BofA solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request BofA to make any BofA Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability of the Borrower on such Funding Date. BofA shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Availability of the Borrower on the Funding Date applicable thereto prior to making, in its sole discretion, any BofA Loan. Notwithstanding Section 9.25, BofA may, in its sole discretion, make BofA Loans which, after giving effect thereto, would result in Availability of less than $10,000,000 (but not less than $5,000,000), provided that the Borrower shall not permit the portion of any such BofA Loan which so results in Availability of less than $10,000,000 to be outstanding for more than five consecutive days in any calendar quarter or more than ten days in total in any calendar quarter.

                           (i)      The BofA Loans shall be repayable  on demand
and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time.

                  (i) Agent Advances. Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Article 10 have not been satisfied, to make Revolving Loans to the Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof; and provided further, that the Agent shall not make Agent Advances above which would cause the Revolving Loans and Letters of Credit otherwise permitted to be outstanding under this Agreement to exceed the lesser of the Maximum Revolver Amount and the Availability (calculated without giving effect to clauses (b)(i) and (b)(iii) of the definition thereof) then in effect.

                           (i)      The  Agent  Advances   shall be repayable on
demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time. The Agent shall notify each Lender in writing of each such Agent Advance.

                  (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, BofA, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BofA Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                           (i)      The    Agent    shall   request   settlement
("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of BofA, with respect to each outstanding BofA Loan, (2) for itself, with respect to each Agent Advance, and
(3) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 1:00 p.m. (New York time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than BofA, in the case of BofA Loans, and the Agent, in the case of Agent Advances) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BofA Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of BofA, in same day funds, to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (New York time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BofA Loan or Agent Advance and, together with the portion of such BofA Loan or Agent Advance representing BofA's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.

                           (ii)     Notwithstanding   the   foregoing,  not more
than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BofA Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from BofA or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BofA Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BofA Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

                           (iii)    From and after  the  date,  if any, on which
any Lender purchases an undivided interest and participation in any BofA Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such BofA Loan or Agent Advance.

                           (iv)     Between  Settlement  Dates,  the  Agent,  to
the extent no Agent Advances or BofA Loans are outstanding, may pay over to BofA any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to BofA's other outstanding Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to BofA's other outstanding Revolving Loans other than to BofA Loans or Agent Advances, as provided for in the previous sentence, BofA shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, BofA with respect to BofA Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BofA Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by BofA, the Agent and the other Lenders.

                  (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the BofA Loans owing to BofA, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (l) Lenders' Failure to Perform. All Revolving Loans (other than BofA Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (b) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

         2.3      Term Loans.

                  (a) Amounts of Term Loans. Under the Existing Loan and Security Agreement, one or more of the lenders thereunder made term loans to the Borrower on June 15, 2000 in an aggregate original principal amount of $25,000,000 (of which $10,440,908.84 is outstanding on the Closing Date and the amount, if any, thereof held by each Lender on the Closing Date is as set forth opposite such Lender's name on Schedule 2.3 under the column "Term Loan Balance Under Existing Loan and Security Agreement"). Each Lender severally agrees to make a term loan to the Borrower on the Closing Date, upon the satisfaction of the applicable conditions precedent set forth in Article 10, in an amount equal to the amount set forth opposite such Lender's name on Schedule 2.3 under the column "Term Loans to be made on Closing Date" (the aggregate principal amount of all of such term loans being made on the Closing Date being equal to $13,250,000). Each of such term loans and each of the term loans made to the Borrower on June 15, 2000 under the Existing Loan and Security Agreement is herein referred to as a "Term Loan" and all such term loans are herein collectively referred to as the "Term Loans". The Term Loans made on the Closing Date shall initially be Base Rate Term Loans. Immediately after giving effect to the making of the Term Loans on the Closing Date, the aggregate outstanding principal balance of the Term Loans held by each Lender shall be the amount set forth opposite such Lender's name on Schedule 2.3 under the column "Aggregate Term Loan Balance as of Closing Date".

                  (b) Making of Term Loans on Closing Date. Each Lender shall make the amount of such Lender's Term Loan to be made on the Closing Date available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (New York time) on the Closing Date. After the Agent's receipt of the proceeds of

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
such Term Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Term Loans available to the Borrower on such Funding Date by transferring same day funds equal to the proceeds of such Term Loans received by the Agent to an account of the Borrower designated in writing by the Borrower or as the Borrower shall otherwise instruct in writing.

                  (c) Term Loan Notes. Pursuant to the Existing Loan and Security Agreement, the Borrower has executed and delivered to the Agent on behalf of each relevant lender under the Existing Loan and Security Agreement a promissory note to evidence such lender's Term Loan made under the Existing Loan and Security Agreement. The Borrower shall execute and deliver to the Agent on behalf of each Lender, on the Closing Date, a promissory note dated the Closing Date, substantially in the form of Exhibit A attached hereto and made a part hereof (such promissory notes, together with any new notes issued pursuant to Section 13.3 upon the assignment of any portion of any Lender's Term Loans, being hereinafter referred to collectively as the "Term Loan Notes" and each of such promissory notes being hereinafter referred to individually as a "Term Loan Note"), to evidence such Lender's Term Loans, in an original principal amount equal to the outstanding principal amount of such Lender's Term Loans on the Closing Date (after giving effect to the Term Loan to be made by such Lender on the Closing Date) and with other appropriate insertions. Each Term Loan Note issued to a Lender which had made a Term Loan under the Existing Loan and Security Agreement shall replace and supersede the term loan note issued to such Lender under the Existing Loan and Security Agreement. The principal amount of the Term Loan Note delivered to the Agent on behalf of each Lender shall be stated to mature in thirty-six (36) monthly installments with a final scheduled maturity date on March 1, 2005 (or twelve (12) monthly installments with a final scheduled maturity date on March 1, 2003 if the Stated Termination Date shall be March 1, 2003). Each of the installments (other than the final installment) of principal on the Term Loans to be payable to each Lender shall be in an amount equal to such Lender's Pro Rata Share of $666,666.67 and shall be payable on the first day of each month, commencing on April 1, 2002, and the final installment of principal shall be in an amount equal to such Lender's Pro Rata Share of the then remaining principal balance of the Term Loan Notes and shall be payable on the applicable final scheduled maturity date set forth above. Each such installment on any of the Term Loans shall be payable to the Agent for the account of the applicable Lender.

                  (d) Notation and Endorsement. The Agent shall record on its books the principal amount of the Term Loans owing to each Lender from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Term Loans in its books and records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Prior to the transfer of a Term Loan Note, the applicable Lender shall endorse on the reverse side thereof the outstanding principal balance of the Term Loans evidenced thereby. Failure by such Lender to make such notation or endorsement shall not affect the obligations of the Borrower under such Term Loan Note or any of the other Loan Documents.

         2.4      Letters of Credit.

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
                  (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Agent agrees to take reasonable steps to cause to be issued for the account of the Borrower and to provide credit support or other enhancement to banks reasonably acceptable to the Agent, which issue Letters of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to a "Credit Support") in accordance with this Section 2.4 from time to time during the term of this Agreement.

                  (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to take steps to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (1) the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (2) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof exceed the Availability of the Borrower at such time; or (3) such Letter of Credit has an expiration date later than thirty (30) days prior to the Stated Termination Date or more than twelve
(12) months from the date of issuance in the case of standby letters of credit or six (6) months from the date of issuance in the case of letters of credit issued to support purchases of Inventory.

                  (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10, the obligation of the Agent to take reasonable steps to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

                           (1)      The Borrower  shall  have  delivered  to the
proposed issuer of such Letter of Credit, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and such proposed issuer; and

                           (2)      As of the date of issuance,  no order of any
court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                  (d)      Issuance of Letters of Credit.

                           (1)      Request for  Issuance.  The  Borrower  shall
give the Agent two (2) Business Days' prior written notice of the Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

                           (2)      Responsibilities  of the   Agent;  Issuance.
The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrower pursuant to Section 2.4(d)(1), (i) the amount of the applicable Unused Letter of Credit Subfacility and (ii) the Availability of the Borrower as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (ii) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed the Availability of the Borrower, the Agent shall take reasonable steps to cause such issuer to issue the requested Letter of Credit on such requested effective date of issuance.

                           (3)      Notice  of   Issuance.   On each  Settlement
Date the Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

                           (4)      No  Extensions   or  Amendment.   The  Agent
shall not be obligated to cause any Letter of Credit to be extended or amended unless the requirements of this Section 2.4(d) are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than 30 days prior to the last date on which the applicable issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal, provided, that if all of the requirements of this Section 3.4 are met and no Default or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

                  (e) Payments Pursuant to Letters of Credit.

                           (1)      Payment  of  Letter  of Credit  Obligations.
The Borrower agrees to reimburse the issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support immediately upon demand, and to pay the issuer of the Letter of Credit the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against such issuer or any other Person.

                           (2)      Revolving  Loans  to  Satisfy  Reimbursement
Obligations. In the event that the issuer of any Letter of Credit honors a draw under such Letter of Credit or the Agent shall have made any payment pursuant to any Credit Support and the Borrower shall not have repaid such amount to the issuer of such Letter of Credit or the Agent, as applicable, pursuant to Section 2.4(e)(1), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of such issuer or the Agent, as applicable, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to 1:00 p.m. (New York time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by the Borrower pursuant to Section 2.2 as set forth in Section 4.7.

                  (f) Participations.

                           (1)      Purchase  of   Participations.   Immediately
upon issuance of any Letter of Credit in accordance with Section 2.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the Letter of Credit or the Credit Support provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the amount of such Credit Support (including, without limitation, all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                           (2)      Sharing   of     Reimbursement    Obligation
Payments. Whenever the Agent receives a payment from the Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the issuer thereof payment from a Lender pursuant to Section 2.4(e)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 1:00 p.m. (New York time) on such Business Day and otherwise on the next succeeding Business Day.

                           (3)      Documentation.   Upon  the  request  of  any
Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                           (4)      Obligations  Irrevocable.   The  obligations
of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any Credit Support provided through the Agent with respect to a Letter of Credit or with respect to their participation in either of the foregoing, and the obligations of the Borrower to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

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
                                    (i)     any     lack    of    validity    or
enforceability of this Agreement or any of the other Loan Documents;

                                    (ii)    the existence of any claim,  setoff,
defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

                                    (iii)   any draft,  certificate or any other
document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                    (iv)    the  surrender or impairment  of any
security for the performance or observance of any of the terms of any of the Loan Documents; or

                                    (v)     the occurrence  of  any  Default  or
Event of Default.

                  (g) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit (or any guaranty by the Borrower or reimbursement obligation of the Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (h) Compensation for Letters of Credit.

                           (1)      Letter of Credit  Fee.  The  Borrower agrees
to pay to the Agent with respect to each Letter of Credit, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.6.

                           (2)      Issuer Fees and Charges.  The Borrower shall
pay to the issuer of any Letter of Credit, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other customary fees associated with issuing or servicing letters of credit, as and when assessed.

                  (i) Indemnification; Exoneration; Power of Attorney.

                           (1)      Indemnification.  In   addition  to  amounts
payable as elsewhere provided in this Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save the

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
Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith. The agreement in this Section 2.4(i)(1) shall survive payments of all Obligations.

                           (2)      Assumption of Risk by the Borrower. As among
the Borrower, the Lenders and the Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 2.4(i). Further, none of the foregoing shall prejudice any rights of the Borrower against any issuer of a Letter of Credit.

                           (3)      Exoneration.  In furtherance and  extension,
and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

                           (4)      Power of Attorney.  In connection  with  all
Inventory financed by Letters of Credit, the Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (a) to sign and/or endorse the Borrower's name upon any warehouse or other receipts;
(b) to sign the Borrower's name on bills of lading and other negotiable and non-negotiable documents; (c) to clear Inventory through customs in the Agent's or the Borrower's name, and to sign and deliver to customs officials powers of attorney in the Borrower's name for such purpose; (d) to complete in the Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect

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
the proceeds thereof; and (e) to do such other acts and things as are necessary in order to enable the Agent to obtain possession or control of the Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as the Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                           (5)      Account     Party.   The   Borrower   hereby
authorizes and directs any issuer of a Letter of Credit to name the Borrower as the "Account Party" therein and to deliver to the Agent all instruments, documents and other writings and property received by the issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                           (6)      Control of  Inventory.  In  connection  with
all Inventory financed by Letters of Credit, the Borrower will, at the Agent's request, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into the Borrower's possession, to deliver them, upon request, to the Agent in their original form. The Borrower shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

                           (7)      Indemnification  by  Lenders.   The  Lenders
agree to indemnify each issuer of a Letter of Credit (to the extent not reimbursed by the Borrower and without limiting the obligations of the Borrower hereunder) ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such issuer in any way relating to or arising out of any Letter of Credit issued by such issuer or the transactions contemplated thereby or any action taken or omitted by such issuer under any Letter of Credit issued by such issuer or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse each issuer of a Letter of Credit promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrower to such issuer, to the extent that such issuer is not promptly reimbursed for such costs and expenses by the Borrower. The agreement contained in this section shall survive payment in full of all Obligations.

                  (j) Supporting  Letter of  Credit.  If,  notwithstanding  the provisions of Section 2.4(b) and Section 12.1, any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit then outstanding, a standby letter of credit (a "Supporting Letter of Credit") in form and substance reasonably satisfactory to the Agent, issued by an issuer reasonably satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn plus any fees and expenses associated with such Letter of Credit, under which Supporting Letter of Credit the

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
Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto and any fees and expenses associated with such Letter of Credit. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.

         2.5 Assignment to IBJ. Effective upon the effectiveness of the amendment and restatement of the Existing Loan and Security Agreement as contemplated hereby (but prior to the making of any financial accommodations on the Closing Date) (the time of such effectiveness under this Section 2.5(a), the "Assignment Effective Time"), BofA hereby sells, transfers and assigns to IBJ Whitehall Business Credit Corporation ("IBJ"), and IBJ hereby purchases from BofA, without recourse and without representation or warranty (except as provided in this Section 2.5), 10.75042852% ("IBJ's Percentage Share") of each of the Revolving Loans of BofA under the Existing Loan and Security Agreement as in effect immediately prior to the effectiveness of the amendment and restatement of the Existing Loan and Security Agreement as contemplated hereby (the "Assigned Interest" and the principal amount of the Assigned Interest being $12,326,400.41); it being the intention of the parties hereto that after giving effect to the amendment and restatement of the Existing Loan and Security Agreement as contemplated hereby and the funding of the Revolving Loans on the Closing Date each Lender shall have a Pro Rata Share of all the Revolving Loans of the Lenders hereunder and of all other rights, interests and obligations of the Lenders hereunder).

                  (a) As consideration for the sale, assignment and transfer contemplated in this Section 2.5, IBJ shall pay to BofA on the Closing Date in immediately available funds an amount equal to $12,326,400.41 (representing IBJ's Percentage Share of the principal amount of all Revolving Loans outstanding as of the Assignment Effective Time owing to BofA).

                  (b) Any interest accrued to the Closing Date with respect to the Assigned Interest shall be for the account of BofA. Any interest accrued on and after the Closing Date with respect to the Assigned Interest shall be for the account of IBJ. Each of BofA and IBJ agrees that it will hold in trust for the other party any interest which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

                  (c) IBJ (i) acknowledges that it has received a copy of the Existing Loan and Security Agreement, this Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of Parent and its Subsidiaries, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement and the sale, assignment and transfer contemplated by this Section 2.5; and (ii) agrees that it will, independently and without reliance upon BofA, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under this Agreement.

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
                  (d) BofA represents and warrants to IBJ that (i) it is the legal and beneficial owner of the Assigned Interest being sold, assigned and transferred by it to IBJ hereunder and that the Assigned Interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to make its sale, assignment and transfer contemplated in this Section
2.5 and (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its making its sale, assignment and transfer contemplated by this Section 2.5 and no further action by, or notice to, or filing with, any Person is required of it for such sale, assignment and transfer.

                  (e) BofA makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Loan and Security Agreement, this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Loan and Security Agreement, this Agreement or any other instrument or document furnished pursuant thereto. BofA makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower or any of its Affiliates, or the performance or observance by the Borrower or any other Person, of any of its respective obligations under the Existing Loan and Security Agreement, this Agreement or any other instrument or document furnished in connection therewith.

                  (f) IBJ represents and warrants to BofA that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to make the purchase contemplated in this Section
2.5 and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its making the purchase contemplated by this Section 2.5 and no further action by, or notice to, or filing with, any Person is required of it for such purchase.

                  (g) Each of the parties hereto hereby consents to the sale, assignment and transfer contemplated by this Section 2.5, notwithstanding any failure to comply with (and each of the parties hereto hereby waives) the requirements of Section 13.3 in order to make such assignment and transfer effective.

                  (h) The foregoing purchase by IBJ under this Section 2.5 shall be in addition to any and all rights and obligations of IBJ as a Lender hereunder (including, without limitation, its obligation to make Revolving Loans and Term Loans pursuant to its Commitment and to purchase participations in Letters of Credit, Credit Support, BofA Loans and Agent Advances based upon its Pro Rata Share, all as provided in Article 2).

                                    ARTICLE 3

                                INTEREST AND FEES

         3.1      Interest.

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
                  (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and Section 3.1(a)(i), (ii), (iii) or (iv), as applicable, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective.
Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                           (i)      For all Base Rate Revolving Loans and  other
Obligations (other than LIBOR Revolving Loans, Base Rate Term Loans and LIBOR Term Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin;

                           (ii)     For all LIBOR Revolving Loans at a per annum
rate equal to the LIBOR Rate plus the Applicable Margin;

                           (iii)    For   all   Base  Rate   Term   Loans  at  a
fluctuating  per annum rate equal to the Base Rate plus the  Applicable  Margin;
and

                           (iv)      For all LIBOR  Term  Loans at a per   annum
rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate described in clause (i) or (iii) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Loans will be payable in arrears on the first day of each month after the Original Closing Date and on the Termination Date; provided that interest accrued on all LIBOR Rate Loans having an Interest Period of one, two or three months will be payable in arrears on the last day of each Interest Period and interest accrued on all LIBOR Rate Loans having an Interest Period of six months will be payable in arrears on the date which occurs three months after the initial date of each such Interest Period, each of the dates which occur one and two months after the end of such third month and the last day of each such Interest Period and, in each instance, on the Termination Date.

                  (b) Default Rate. If any Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto.

         3.2 Conversion and Continuation Elections. The Borrower may, upon irrevocable written notice to the Agent in accordance with Section 3.2(b):

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
                           (i)      elect, as of any Business  Day,  in the case
of Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $10,000,000 ($1,500,000 in the case of Term Loans), or that is in an integral multiple of $1,000,000 ($500,000 in the case of Term Loans) in excess thereof) into LIBOR Rate Loans; or

                           (ii)     elect,  as of the last day of the applicable
Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $10,000,000 ($1,500,000 in the case of Term Loans), or that is in an integral multiple of $1,000,000 ($500,000 in the case of Term Loans) in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $10,000,000 ($1,500,000 in the case of Term Loans), such LIBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

                  (b) The Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 11:00 a.m. (New York time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                           (i)      the proposed Conversion/Continuation Date;

                           (ii)     the   aggregate   amount  of   Loans  to  be
                                    converted or renewed;

                           (iii)    the  type  of  Loans  resulting  from    the
                                    proposed conversion or continuation; and

                           (iv)     the  duration  of  the  requested   Interest
                                    Period.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest
Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) During the existence of a Default or Event of Default, the Borrower may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

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
                  (f) After giving effect to any conversion or continuation of Loans, there may not be more than eight (eleven so long as any Term Loans remain outstanding) different Interest Periods in effect hereunder.

         3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by the Lenders under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

         3.4 Certain Fees. The Borrower agrees to pay BofA for its own account the fees (the "BofA Fees") referred to in the Fee Letter as and when payable as provided in such letter. The Agent, the Lenders and the Borrower agree that the BofA Fees may be financed by the Lenders as Revolving Loans.

         3.5 Unused Line Fee. Until the Obligations have been paid in full and this Agreement is terminated, the Borrower agrees to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee equal to three-eighths of one percent (.375%) per annum on the average daily amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the undrawn face amount of all outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.5.

         3.6 Letter of Credit Fee. The Borrower agrees to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to two percent (2%) per annum of the undrawn face amount of each Letter of Credit issued for the

Borrower's account at the Borrower's request, plus all out-of-pocket costs, fees and expenses reasonably incurred by the Agent in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit, which costs, fees and expenses could include a "fronting fee" required to be paid by the Agent to such issuer for the assumption of the settlement risk in connection with the issuance of such Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall increase to the Default Rate if any Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect.

         3.7 Collateral Management Fee. The Borrower agrees to pay to the Agent, for the account of the Agent, a non-refundable collateral management fee in the amount of $125,000 per annum, payable in advance on the Closing Date and each Anniversary Date (other than an Anniversary Date occurring on or after the Payment and Termination Date).

                                    ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

         4.1 Revolving Loans. The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Revolving Loans prepaid by the Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrower promises to pay to the Agent for account of the Lenders the amounts described in
Section 5.4. In addition, and without limiting the generality of the foregoing, upon demand the Borrower promises to pay to the Agent, for account of the Lenders, the amount, without duplication, by which the sum of outstanding Revolving Loans, the aggregate amount of Pending Revolving Loans, the Term Loan Reserve, the aggregate undrawn amounts of all outstanding Letters of Credit and the amount of all unpaid reimbursement obligations with respect to the Letters of Credit exceeds the Availability (with Availability being determined for purposes of this sentence as if clause (b) thereof were zero).

         4.2 Termination of Facility. The Borrower may terminate this Agreement upon at least ten (10) Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit, (b) the prepayment in full of the Term Loans, together with accrued interest thereon, (c) the payment of the early termination fee set forth in the next sentence, (d) the payment in full in cash of all other outstanding monetary Obligations together with accrued interest thereon, if any, and (e) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Section 5.4. If this Agreement is terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to Section 11.2, the Borrower shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

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

   Period during which early                               Early Termination Fee
       termination occurs
   -------------------------                               ---------------------

Prior to the first Anniversary Date                              $1,175,000

On or after the first  Anniversary Date but prior to               $587,500
the third Anniversary Date

On or after the third Anniversary Date                                   $0

         4.3 Repayment of the Term Loans. The Borrower shall, until payment in full of the Term Loans and subject to earlier prepayment and payment as hereinafter provided, make installment payments in respect of the principal of the Term Loans to the Agent, for the account of the Lenders, in equal monthly installments of $666,666.67 each (other than the final installment), payable on the first day of each month, commencing on April 1, 2002, with a final installment of principal to be paid on March 1, 2005 (or, if earlier, the Stated Termination Date) in an amount equal to the then remaining principal balance of the Term Loans. Amounts repaid in respect of the Term Loans pursuant to this
Section 4.3 may not be reborrowed.

         4.4 Voluntary Prepayments of the Term Loans. The Borrower may prepay the principal of the Term Loans in whole or in part (subject to a minimum amount of $250,000 or an integral multiple of $100,000 in excess thereof), at any time and from time to time upon (a) at least five (5) Business Days' prior written notice to the Agent and the Lenders, and (b) payment of, with respect to any LIBOR Term Loans to be prepaid prior to the expiration date of the Interest Period applicable thereto, the amounts described in Section 5.4. All voluntary prepayments of the principal of the Term Loans shall be accompanied by the payment of all accrued but unpaid interest on the Term Loans to the date of prepayment. Any voluntary prepayment under this Section 4.4 of less than all of the outstanding principal of the Term Loans shall be applied to the installments of principal of the Term Loans in the inverse order of maturity. Amounts prepaid in respect of the Term Loans pursuant to this Section 4.4 may not be reborrowed.

         4.5 Mandatory Prepayments of the Term Loans. The Borrower shall prepay the entire unpaid principal balance of the Term Loans, and all accrued but unpaid interest thereon, on the Termination Date. The Borrower shall use proceeds of the Senior Replacement Notes in excess of those used by the Borrower to redeem or otherwise acquire in full the Senior Subordinated Notes to prepay the Term Loans in full. Amounts prepaid in respect of the Term Loans pursuant to this Section 4.5 may not be reborrowed.

                  (a) On the tenth day following the date of receipt thereof by Parent or any of its Subsidiaries of the cash proceeds from any sale or other disposition of assets consummated on or after June 15, 2000 (other than (i) sales of inventory in the ordinary course of business, (ii) the sale by the Borrower on June 15, 2000 of Equipment pursuant to the Secured Sale/Leaseback Documents, (iii) sales or other dispositions of Credit Agreement Term Loan
Equipment Collateral or Equipment constituting Excluded Sale/Leaseback Assets (other than any such Equipment which, pursuant to the proviso in Section 6.1(a)(v), no longer constitutes Collateral and secures the payment of the Senior Replacement Notes), in each instance, permitted by Section 6.11(c) to the extent the net after tax proceeds thereof are, within 270 days after the consummation of the relevant sale or other disposition, used by the Borrower to purchase replacement Equipment constituting Credit Agreement Term Loan Equipment Collateral or Excluded Sale/Leaseback Assets, as the case may be, which shall be subject to a first priority perfected Lien in favor of the Agent and for which the other requirements set forth in Section 6.11(c) and the requirements of the remaining sentences of this Section 4.5(b) have been satisfied, (iv) sales or other dispositions of Secured Sale/Leaseback Collateral permitted hereunder to the extent the proceeds thereof are, within 180 days after the consummation of the relevant sale or other disposition, applied to the payment of the obligations of the Borrower under the Secured Sale/Leaseback Documents or the purchase of replacement Secured Sale/Leaseback Collateral and (v) sales or other dispositions of Equipment of the Borrower permitted hereunder which do not constitute Secured Sale/Leaseback Collateral and which, pursuant to Section 6.1(a)(v), no longer constitute Collateral and secure the payment of the Senior Replacement Notes, to the extent the proceeds thereof are, within 180 days after the consummation of the relevant sale or other disposition, applied to the payment of the obligations of the Borrower under the Senior Replacement Notes or the purchase of replacement collateral securing the Senior Replacement Notes), an amount equal to 100% of the net cash proceeds from such asset sale or other disposition shall be applied first as a mandatory repayment of principal of the then outstanding Term Loans (to be applied to the installments of principal thereof in the inverse order of maturity) and second, after the Term Loans have been paid in full, as a mandatory repayment of principal of the then outstanding Revolving Loans; provided that in any event (and notwithstanding the first parenthetical in this sentence), the Borrower shall apply the net cash proceeds from any sale or other disposition of assets of Parent or any of its Subsidiaries consummated on or after the Closing Date to the payment of the Term Loans and the Revolving Loans in the manner set forth above to the extent necessary to avoid any requirement under the relevant indenture that the Borrower offer to purchase any Senior Subordinated Notes, Fonda Senior Subordinated Notes or any notes replacing or refinancing any of such notes (including, without limitation, any Senior Replacement Notes), with there to be a permanent reduction of the Commitments and the Maximum Revolver Amount in the amount of any such application to the Revolving Loans (such permanent reduction to be made concurrently with such application to the Revolving Loans and such reduction to result in each Lender's Commitment to be permanently reduced by its Pro Rata Share of such reduction). With respect to a sale or other disposition referred to in clause (iii) of the first sentence of this Section 4.5(b) for which the Borrower elects that all or a portion of the net after tax proceeds thereof be used to purchase replacement Equipment as provided in and in accordance with such clause (iii) and not be applied to the repayment of Obligations as and when hereinabove required (a "Replacement Election") (which election may be made only if no Default or Event of Default exists), the Borrower shall deliver a Replacement Notice to the Agent on or below the date of the consummation of such sale or other disposition, with such Replacement
Election being effective with respect to the portion of the net after tax proceeds of such sale or other disposition equal to the Anticipated Replacement Amount specified in such Replacement Notice. If the Borrower exercises its Replacement Election with respect to such a sale or other disposition, then until such time as such portion of the net after tax proceeds thereof are used to purchase replacement Equipment in accordance with the terms of clause (iii) of the first sentence of this Section 4.5(b) such proceeds shall be applied to the repayment of the Revolving Loans (and a reserve in Availability shall be established in the amount of such repayment to fund such purchase and/or the repayment of Obligations as provided in the last sentence of this Section 4.5(b)) or delivered to the Agent as cash collateral for the payment of the Obligations on terms satisfactory to the Agent. With respect to the portion, if any, of the net after tax proceeds of such sale or other disposition for which the Replacement Election is not timely exercised, such portion thereof shall be applied to the repayment of the Obligations as and when provided above. On the Replacement Prepayment Date with respect to a Replacement Election, an amount equal to the Replacement Prepayment Amount, if any, for such Replacement Election shall be borrowed as a Revolving Loan and applied first as a mandatory repayment of principal of the then outstanding Term Loans (to be applied to the installments of principal thereof in the inverse order of maturity) and second, after the Term Loans have been paid in full, as a mandatory repayment of principal of the then outstanding Revolving Loans.

                  (b) Notwithstanding anything contained herein to the contrary, unless the Borrower shall have prepaid all its Obligations hereunder and all of the Commitments are terminated, all sales or other dispositions of assets of Parent or any of its Subsidiaries (other than sales or other dispositions of assets permitted by Section 9.9) shall require the prior written consent of the Majority Lenders.

                  (c) In connection with any prepayment under this Section 4.5, if any LIBOR Term Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 5.4. Amounts prepaid in respect of the Term Loans pursuant to this Section 4.5 may not be reborrowed.

         4.6 Payments by the Borrower. All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders at the Agent's address set forth in
Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. (New York time) on the date specified herein; provided, however, that, except as otherwise provided herein (including, in any event, Section 6.9(d)), any payments by the Borrower which the Borrower has notified the Agent prior to 12:00 noon (New York time) on a Business Day that such payments will be received by the Agent via wire transfer prior to 4:00 p.m. (New York time) on such Business Day shall be deemed to have been received by the Agent for this purpose prior to 1:00 p.m. (New York time) on such Business Day, but only if such payment is actually received by the Agent via wire transfer no later than 4:00 p.m. (New York time) on such Business Day and the Borrower hereby agrees to indemnify and hold harmless the Agent and each Lender from and against any and all actual out-of-pocket liabilities, obligations, losses, damages, penalties, costs or expenses incurred by the Agent or such Lender in the event such payment is not actually received by the Agent via wire transfer by such time. Any payment received by the Agent later than 1:00 p.m. (New York time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (a) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (b) Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         4.7 Payments as Revolving Loans. All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.7, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by the Borrower pursuant to Section 2.2 or a deemed request as provided in this
Section 4.7. The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including BofA Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by Borrower pursuant to Section 2.2. The Agent agrees, so long as no Event of Default is continuing, to provide the Borrower with three days' prior notice of any such charge to the Loan Account for the purpose of paying expenses owing by the Borrower under Section 15.7. All amounts charged to the Loan Account pursuant to this Section 4.7 shall be deemed correct and binding on the Borrower, subject to Section 4.10.

         4.8 Apportionment, Application and Reversal of Payments. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Revolving Loans, including BofA Loans and Agent Advances, and Term Loans; fourth, to pay or prepay principal of the BofA Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than BofA Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay or prepay principal of the Term Loans (to installments thereof in the inverse order of maturity); and seventh, to the payment of any other Obligation due to the Agent or any Lender by the Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan or LIBOR Term Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR

Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans or Base Rate Term Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.2(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         4.9 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrower shall be liable to pay to the Agent and the Lenders, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section 4.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.9 shall survive the termination of this Agreement.

         4.10 Agent's and Lenders' Books and Records; Monthly Statements. The Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrower and an account stated (except for reversals and reapplications of payments made as provided in Section 4.8 and corrections of errors discovered by the Agent), absent manifest error or unless the Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

                                    ARTICLE 5

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         5.1 Taxes. Any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

                  (a) The Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

                  (b) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                           (i)      the  sum  payable   shall  be  increased  as
necessary  so  that  after  making  all  required  deductions  and  withholdings
(including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii)     the Borrower shall make such deductions  and
withholdings;

                           (iii)    the  Borrower  shall  pay   the  full amount
deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                           (iv)     the  Borrower  shall also pay to each Lender
or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

                  (c) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (d) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         5.2 Illegality. If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

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
                  (a) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrower is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         5.3 Increased Costs and Reduction of Return. If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs. If the Borrower is required to pay additional amounts to any Lender pursuant to this Section 5.3(a) that increase the effective lending rate of such Lender with respect to its share of the Loans to greater than 25 basis points in excess of the effective lending rate of the other Lenders, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office with respect to making LIBOR Rate Loans so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender. In the event that any one or more Lenders, pursuant to this Section 5.3(a) , incur any increased costs (other than increased costs to the extent such increased costs are not a recurring cost) for which any such Lender demands compensation pursuant to this Section 5.3(a) which increases the effective lending rate of such Lender with respect to its share of the Loans to greater than 25 basis points in excess of the effective lending rate of the other Lenders and such Lender has not mitigated such costs within 60 days after receipt by such Lender from the Borrower of a written notice that such Lender's effective lending rate has so exceeded the effective lending rate of the other Lenders, then and in any such event, the Borrower may substitute another financial institution for such Lender which is reasonably acceptable to the Agent to assume the Commitment of such Lender and to purchase the Loans of such Lender hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans owing to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid fees and other amounts in respect of that Lender's Commitment and share of the Loans (other than any prepayment penalty or other premium; it being agreed that amounts payable under Section 5.4 are not prepayment penalties or other premiums). Upon such purchase such Lender shall no longer be a party hereto or have any rights or benefits hereunder (except for rights or benefits that such Lender would retain hereunder and under the other Loan Documents upon payment in full of all of the Obligations) and the replacement Lender shall succeed to the rights and benefits, and shall assume the obligations, of such Lender hereunder and thereunder. The Agent and the Lenders shall cooperate with the Borrower to amend the Loan Documents to

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reflect such  substitution.  In no event may the Borrower replace a Lender which is also an issuer of a Letter of Credit or Credit Support or whose Affiliate has issued a Letter of Credit or Credit Support unless (x) all Letters of Credit and Credit Support issued by such Lender and its Affiliates have expired or have been terminated or canceled and such Lender and/or Affiliate, as the case may be, shall have been reimbursed for all payments made by it under the Letters of Credit and Credit Support issued by it or (y) such Lender and/or Affiliate, as the case may be, shall have been indemnified in a manner satisfactory to it for any outstanding Letters of Credit and Credit Support issued by it and other obligations, absolute or contingent, with respect to Letters of Credit and Credit Support issued by it.

                  (a)  If  any  Lender  shall  have   determined  that  (i)  the
introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation or other entity controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation or other entity controlling the Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

         5.4 Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or reasonable expense which the Lender may sustain or incur as a consequence of:

                  (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                  (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation; or

                  (c) the prepayment or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

         5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly

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reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may, notwithstanding any other provision herein to the contrary, revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         5.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         5.7 Survival. The agreements and obligations of the Borrower in this Article 5 shall survive the payment of all other Obligations.

                                    ARTICLE 6

                                   COLLATERAL

         6.1 Grant of Security Interest. As security for all present and future Obligations, the Borrower hereby grants to the Agent, for the ratable benefit of the Agent and the Lenders, a continuing security interest in, lien on, and right of set-off against, all of the following property of the Borrower (including, without limitation, any of the following property acquired by the Borrower by operation of law as a result of the Fonda/Cup Merger), whether now owned or existing or hereafter acquired or arising, regardless of where located:

                           (i)      all Accounts;

                           (ii)     all Inventory;

                           (iii)    all  contract  rights,   letters  of credit,
Assigned Contracts, chattel paper, instruments, notes, documents, and documents of title;

                           (iv)     all General Intangibles;

                           (v)      all  Equipment;   provided   that,  (1) with
respect to any item of Equipment which is subject to a Purchase Money Lien or Capital Lease permitted hereunder, such item shall not, so long as the Debt with respect to such Purchase Money Lien or Capital Lease is outstanding, constitute Collateral hereunder but only if (i) the documentation with respect thereto prohibits a Lien on such Equipment in favor of the Agent and (ii) such item of Equipment is not collateral security for the payment of any obligations of the Borrower or Parent under the Secured Sale/Leaseback Documents, (2) upon and after payment or redemption in full of the Senior Subordinated Notes and the Term Loans with the proceeds of the Senior Replacement Notes, Equipment of the Borrower to the extent securing the payment of the Senior

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
Replacement Notes shall not constitute Collateral hereunder, but only after, if requested by the Agent or the Majority Lenders, the holders of the Senior Replacement Notes (or a trustee on their behalf), the Agent and the other parties to the Intercreditor Agreement enter into an amendment to the Intercreditor Agreement or an amended and restated Intercreditor Agreement, in form, scope and substance satisfactory to the Agent and (3) upon and after the payment in full of the Term Loans (when clause (2) above is not applicable), Fonda Term Loan Equipment Collateral shall not constitute Collateral hereunder, but only if such Equipment is not collateral security for the payment of any obligations of the Borrower or Parent under the Secured Sale/Leaseback Documents;

                           (vi)     all money,  investment  property, securities
and other property of any kind of the Borrower in the possession or under the control of the Agent or any Lender, any assignee of or participant in the Obligations, or a bailee of any such party or such party's affiliates;

                           (vii)    all deposit  accounts,  credits and balances
with and other claims against the Agent or any Lender or any of its affiliates or any other financial institution in which the Borrower maintains deposits;

                           (viii)   all books,records and other property related
to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                           (ix)     all  accessions  to,  substitutions  for and
replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the Real Estate covered by the Mortgage(s) (subject to the proviso in the first sentence of Section 6.1(d)), and all other property of Parent or any of its Subsidiaries in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral." The foregoing grant by the Borrower in favor of the Agent of Liens on the Borrower's property shall be in addition to any grants by the Borrower in favor of the Agent of Liens on the Borrower's property provided under the Borrower Security Agreement, any other Security Document or under the Existing Loan and Security Agreement.

                  (b) Not later than 60 days after the Original Closing Date, the Agent shall have received:

                           (i)      fully executed counterparts of Mortgages (or
with respect to Mortgages assigned by Bankers Trust Company, as collateral agent, to the Agent as contemplated by the Bank Assignment Agreement, amendments to such Mortgages), in each case in form and substance reasonably satisfactory to the Agent, covering the Real Estate and Premises owned by the Borrower or Parent, and arrangements reasonably satisfactory to the Agent shall be in place to provide that counterparts of such Mortgages (or amendments thereto, if applicable) shall

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
be recorded in all places to the extent necessary, in the reasonable judgment of the Agent, to create a valid and enforceable first priority Lien, subject only to Permitted Liens, on such Real Estate and Premises in favor of the Agent (or such other agent or trustee as may be required or desired under local law) for the benefit of the Agent and the Lenders or, with respect to any such amendments, to conform the related Mortgage to the terms hereof and to make such other modifications to such Mortgages as the Agent may reasonably request in order to give effect to the transactions contemplated hereby;

                           (ii)     mortgagee  title  insurance   policies  (the
"Mortgage Policies") issued by title insurers reasonably satisfactory to the Agent (it being agreed that Chicago Title Insurance Company is acceptable to the Agent) in amounts reasonably satisfactory to the Agent, not to exceed the value of such Real Estate and Premises as reasonably determined by the Agent, and assuring the Agent that the Mortgages in respect of such owned Real Estate and Premises are valid and enforceable first priority mortgage Liens (subject only to Permitted Liens) on such Real Estate and Premises, free and clear of all defects and encumbrances except Permitted Liens. Such Mortgage Policies shall be in form and substance reasonably satisfactory to the Agent and shall include an endorsement for future advances under this Agreement and the Mortgages, for mechanics liens and for any other matter that the Agent in its reasonable commercial discretion may request so long as such requested endorsements are legally available in the applicable jurisdiction; and

                           (iii)    a survey,  in form and  substance reasonably
satisfactory to the Agent, of each such owned Real Estate and Premises, each certified by a licensed professional surveyor reasonably satisfactory to the Agent and revealing no facts (other than Permitted Liens) which would materially interfere with the use of such properties by the Borrower and Parent, or an update of an existing survey provided the title company will delete the exception for existing facts which a current survey would disclose.

                  (c) Not later than 60 days after the Original Closing Date, the Agent shall have received:

                           (i)      to the extent requested by the Agent,  fully
executed counterparts of leasehold Mortgages (or with respect to leasehold Mortgages assigned by Bankers Trust Company, as collateral agent, to the Agent as contemplated by the Bank Assignment Agreement, amendments to such mortgages), in each case in form and substance reasonably satisfactory to the Agent, covering the Real Estate and Premises leased by the Borrower or Parent, and arrangements reasonably satisfactory to the Agent shall be in place to provide that counterparts of such leasehold Mortgages (or amendments thereto, if applicable) shall be recorded in all places to the extent necessary, in the reasonable judgment of the Agent, to create a valid and enforceable first priority Lien, subject only to Permitted Liens, with respect to such leased Real Estate and Premises in favor of the Agent (or such other agent or trustee as may be required or desired under local law) for the benefit of the Agent and the Lenders or, with respect to any such amendments, to conform the related leasehold Mortgage to the terms hereof and to make such other modifications to such leasehold Mortgages as the Agent may reasonably request in order to reflect the transactions contemplated by this Agreement; and

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
                           (ii)     to the extent  requested by the Agent, fully
executed counterparts of collateral assignments of leases in form and substance reasonably satisfactory to the Agent covering the Real Estate and Premises leased out by the Borrower or Parent.

                  (d) Each of Parent and the Borrower will, and will cause its respective Subsidiaries (other than Lily Cup and the Global Entities) to, at the expense of the Borrower, grant to the Agent security interests and mortgages (each, an "Additional Mortgage") in such real property of Parent, the Borrower and their respective Subsidiaries (other than Lily Cup and the Global Entities) acquired after the Original Closing Date as may be requested in writing from time to time by the Agent; provided that upon and after the payment in full of the Term Loans, real property owned by Fonda immediately prior to the consummation of the Fonda/Cup Merger shall not be subject to the foregoing requirement (and to the extent prior to the payment in full of the Term Loans the Agent shall have obtained an Additional Mortgage on any such real property, such Additional Mortgage on such real property shall at such time be released), but only if such real property is not collateral security for the payment of any obligations of the Borrower or Parent under the Secured Sale/Leaseback Documents. Such Additional Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Agent and shall constitute valid and enforceable Liens superior to and prior to the rights of all third Persons (except holders of Permitted Liens with respect to Permitted Liens) and subject to no other Liens except for Permitted Liens. The Additional Mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Upon and after the payment or redemption in full of the Senior Subordinated Notes and the Term Loans with the proceeds of the Senior Replacement Notes, real property of the Borrower to the extent securing the payment of the Senior Replacement Notes shall not constitute Collateral hereunder and the Agent shall release its security interest and mortgage, if any, thereon, but only after, if requested by the Agent or the Majority Lenders, the holders of the Senior Replacement Notes (or a trustee on their behalf), the Agent and the other parties to the Intercreditor Agreement enter into an amendment to the Intercreditor Agreement or an amended and restated Intercreditor Agreement, in form, scope and substance satisfactory to the Agent.

                  (e) If at any time after the Original Closing Date, any Person shall become a Subsidiary of the Borrower or Parent (the foregoing not constituting a consent thereto), the Borrower or Parent will promptly notify the Agent in writing thereof and will, at the expense of the Borrower and at the written request of the Agent, promptly cause (i) such Subsidiary (other than any of the Global Entities) to guaranty the Obligations and grant to the Agent for the benefit of the Agent and the Lenders a security interest in and lien on the property and assets of such Subsidiary to secure its obligations under such guaranty, and (ii) the capital stock or other equity interests of such Subsidiary (other than the Global Entities, so long as no Person (other than SF Holdings) shall be granted a Lien in any of the equity interests of the Borrower in such Subsidiaries) to be pledged to the Agent for the benefit of the Agent and the Lenders. All such security interests, pledges and guaranties shall be granted or made pursuant to documentation reasonably satisfactory in form and substance to the Agent and shall constitute valid and enforceable Liens superior to and prior to the rights of all third Persons (except holders of

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
Permitted Liens with respect to Permitted Liens) and subject to no other Liens except for Permitted Liens. All documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Agent required to be granted pursuant to this clause (e) and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

                  (f) Each of the Borrower and Parent will, and will cause its respective Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfers, endorsements, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Loans Documents as the Agent may reasonably require. Furthermore, the Borrower shall cause to be delivered to the Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Agent to assure themselves that this Section
6.1 has been complied with (such opinions to be consistent generally with the opinions given on the Original Closing Date to the extent the relevant opinion matter was covered in such opinions and any opinions with respect to Mortgages to be consistent with the opinions given on such type of collateral under the Original Credit Agreement).

                  (g) In the event that the Agent at any time after the Original Closing Date determines in its good faith discretion that real estate appraisals satisfying the requirements set forth in 12 CFR., Part 34-Subpart C, or any successor or similar statute, rule, regulation, guideline or order (any such appraisal, a "Required Appraisal") are or were required to be obtained, or should be obtained, in connection with any or all of the properties subject to a Mortgage, then, such Required Appraisal shall be delivered, at the expense of the Borrower, to the Agent, which Required Appraisal, and the respective appraiser, shall be reasonably satisfactory to the Agent.

                  (h) All of the Obligations shall be secured by all of the Collateral.

                  (i) The Agent and the Lenders hereby agree that the Agent's Liens in Credit Agreement Term Loan Equipment Collateral shall not at any time secure greater than $25,000,000 in aggregate principal amount of Obligations.

         6.2 Perfection and Protection of Security Interest. The Borrower shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including, without limitation: (i) executing, delivering and/or filing and recording of the Mortgage(s), the Trademark Patent and Copyright Agreements and/or amendments thereto and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent;
(ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral having a value in excess of $250,000 in the aggregate of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein (other than Secured Sale/Leaseback Collateral), duly pledged, endorsed or assigned to the Agent without restriction; provided that with respect to any Collateral that constitutes Shared Collateral, the Collateral Agent may continue to remain in possession thereof, subject to the terms of the Pledge

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
Agreement, the Parent Pledge Agreement and the Intercreditor Agreement, and with respect to any other Collateral constituting capital stock of the Borrower or any of its Subsidiaries, the Borrower shall cause the stock certificates evidencing  same to be  delivered  to the  Agent,  together  with duly  executed undated stock powers therefor; (iii) delivering to the Agent negotiable warehouse receipts covering any portion of the Collateral (other than Secured Sale/Leaseback Collateral) located in warehouses and for which negotiable warehouse receipts are issued; (iv) when an Event of Default exists, transferring Inventory to warehouses designated by the Agent; (v) placing notations on the Borrower's books of account to disclose the Agent's security interest; (vi) delivering to the Agent all letters of credit (other than Secured Sale/Leaseback Collateral) on which the Borrower is named beneficiary; and (vii) taking such other steps as are deemed necessary or reasonably desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may file, without the Borrower's signature, one or more financing statements disclosing the Agent's Liens. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Without limiting the foregoing, the Borrower authorizes the Agent to file financing statements against the Borrower which have collateral descriptions substantially similar to any of the financing statements filed by the Agent against the Borrower prior to the Closing Date.

                  (a) If any Collateral with an aggregate value in excess of $100,000 is at any time in the possession or control of any warehouseman, bailee or any of the Borrower's agents or processors, then the Borrower shall notify the Agent thereof and shall notify such Person of the Agent's security interest in such Collateral and, upon the Agent's request, instruct such Person to hold all such Collateral (other than Secured Sale/Leaseback Collateral and subject to the terms of the Intercreditor Agreement) for the Agent's account subject to the Agent's instructions. If at any time any Collateral (other than Secured
Sale/Leaseback Collateral and subject to the terms of the Intercreditor Agreement) is located on any operating facility of the Borrower which is not owned by the Borrower, then the Borrower shall, at the request of the Agent, obtain written waivers, in form and substance reasonably satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral.

                  (b) From time to time, the Borrower shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral with respect to the Borrower, but the Borrower's failure to do so shall not affect or limit the Agent's security interest or the Agent's other rights in and to the Collateral with respect to the Borrower. So long as this Agreement is in effect and until the Payment and Termination Date, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

         6.3 Location of Collateral. The Borrower represents and warrants to the Agent and the Lenders that except as modified by notices from the Borrower pursuant to and in accordance with the immediately succeeding sentence:
(a) Schedule 6.3 is a correct and complete list of the Borrower's chief executive office, the location of its books and records, the locations where the Borrower maintains its Collateral (other than Secured Sale/Leaseback Collateral), and the locations of all of its other places of business; and (b)
Schedule 6.3 correctly identifies any of such facilities and locations that are not owned by the Borrower and sets forth the names of the owners and lessors or sublessors of and, to the best of the Borrower's knowledge, the holders of any mortgages on, such facilities and locations. The Borrower covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for the Borrower on
Schedule 6.3, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, the Borrower represents that all of its Inventory (other than Inventory in transit) and all Credit Agreement Term Loan Equipment Collateral and Fonda Term Loan Equipment Collateral is, and covenants that all of its Inventory and all Credit Agreement Term Loan Equipment Collateral and Fonda Term Loan Equipment Collateral will be, maintained either (a) on premises owned by the Borrower, (b) on premises leased by the Borrower, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance reasonably satisfactory to the Agent (except that (i) with respect to premises leased by the Borrower on the Original Closing Date, such landlord waivers shall be received by the Agent no later than 90 days after the Original Closing Date and (ii) with respect to premises leased by Fonda immediately prior to the consummation of the Fonda/Cup Merger, such landlord waivers shall be received by the Agent no later than 90 days after the Closing Date), or (c) in the case of Inventory only, in a public warehouse, provided that the Agent has received an executed bailee letter from the applicable public warehouseman in form and substance reasonably satisfactory to the Agent (except that (i) with respect to public warehouses utilized by the Borrower on the Original Closing Date, such bailee letters shall be received by the Agent no later than 90 days after the Original Closing Date and (ii) with respect to public warehouses utilized by Fonda immediately prior to the consummation of the Fonda/Cup Merger, such bailee letters shall be received by the Agent no later than 90 days after the Closing Date). In addition to the representations, warranties, covenants and agreements set forth above, the Borrower represents, warrants, covenants and agrees that (i) on June 15, 2000 all Credit Agreement Term Loan Equipment Collateral was located at the premises owned by the Borrower in Conyers, Georgia, (ii) the Borrower shall, not later than 10 days after any Credit Agreement Term Loan Equipment Collateral is moved to another location, provide the Agent with written notice of its new location,
(iii) the Borrower shall, not later than 30 days after the end of each Fiscal Year, provide the Agent with a list in detail satisfactory to the Agent of all then existing Credit Agreement Term Loan Equipment Collateral and the location of each item thereof and (iv) on June 15, 2000 all of the Equipment to be sold by the Borrower on June 15, 2000 pursuant to the Secured Sale/Leaseback Documents was located at the premises owned by the Borrower in Owings Mills, Maryland, Dallas, Texas, and Chicago, Illinois. The Borrower represents and warrants that, as of the Closing Date, it is a corporation incorporated under the laws of the State of Delaware and its legal name is the name set forth on the first page of this Agreement and the Borrower covenants that it will not change its state of incorporation, form of organization or its legal name, unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes and/or delivers to the Agent such documents that the Agent reasonably requests in connection therewith.

         6.4 Title to, Liens on, and Sale and Use of Collateral. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of

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the  Collateral of the Borrower is and will continue to be owned by the Borrower free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral, other than Shared Collateral and Secured Sale/Leaseback Collateral, will not be subject to any prior Lien (other than Purchase Money Liens on fixed assets, not constituting Credit Agreement Term Loan Equipment Collateral or Fonda Term Loan Equipment Collateral, in respect of Purchase Money Obligations permitted hereunder and Existing Liens); (c) the Borrower will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) the Borrower will not, without the Majority Lenders' prior written approval, sell or dispose of or permit the sale or disposition of any of the Collateral except as permitted by
Section 9.9. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

         6.5 Appraisals. Whenever a Default or Event of Default exists, and at such other times not more frequently than once a year as the Agent requests, the Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, reasonably satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

         6.6 Access and Examination;Confidentiality. The Agent, accompanied by any Lender which so elects, may, upon reasonable prior notice to the Borrower (and without notice when a Default or Event of Default exists), at all reasonable times during regular business hours (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of the Borrower's records, files, and books of account and the Collateral, and discuss the Borrower's affairs with the Borrower's officers and management. The Borrower will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the Borrower. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Borrower's expense, make copies of all of the Borrower's books and records, or require the Borrower to deliver such copies to the Agent. During the continuance of an Event of Default, the Agent may, without expense to the Agent, use such of the Borrower's respective personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name (during the continuance of an Event of Default) or in the name of a nominee of the Agent (whether or not an Event of Default is continuing), to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

                  (a) The Borrower agrees that, subject to the Borrower's prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the Borrower's name in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to the Agent or such Lender by or on behalf of the Borrower, under this Agreement or any other Loan Document, and neither the Agent, nor such Lender nor any of their

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respective  Affiliates shall use any such  information  other than in connection with or in enforcement of this Agreement and the other Loan Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors so long as they are informed of the confidential nature of such information; (7) to any prospective Participating Lender or assignee under any Assignment and Acceptance, actual or potential, provided that
such  prospective   Participating   Lender  or  assignee  agrees  to  keep  such
information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates so long as they are informed of the confidential nature of such information.

         6.7 Collateral Reporting.The Borrower shall provide the Agent with the following documents at the following times in form satisfactory to the
Agent: (a) on a daily basis, a Borrowing Base Certificate (reflecting the calculation of the Accounts and Inventory components thereof as provided in the definition of Borrowing Base Certificate) and on a weekly basis, or more frequently if requested by the Agent, a schedule of the Borrower's sales, Accounts, collections and credits, in each case created, received or granted since the last such schedule; (b) on a monthly basis, not later than the fifteenth day of the following month, an aging of the Borrower's Accounts, together with, if requested by the Agent, a reconciliation to the previous month's aging of the Borrower's Accounts and to the Borrower's general ledger;
(c) on a monthly basis, not later than the fifteenth day of the following month, a report indicating for each Account Debtor to whom the Borrower owes $10,000 or more as of the last day of the previous month the name of such Account Debtor, the amount owed by the Borrower to such Account Debtor as of the last day of such previous month and the amount owed by such Account Debtor to the Borrower as of the last day of such previous month; (d) on a monthly basis (or more frequently if requested by the Agent), Inventory reports by category and location, with additional detail, if requested by the Agent, showing additions to and deletions from the Inventory; (e) upon request during the continuance of a Default, copies of invoices in connection with the Borrower's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Borrower's
Accounts and for Inventory and Equipment acquired by the Borrower, purchase orders and invoices; (f) upon request, a statement of the balance of each of the Intercompany Accounts; (g) upon request, an open

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voucher  and  cash  requirements  report;  (h)  such  other  reports  as to  the
Collateral of the Borrower as the Agent shall reasonably request from time to time; and (i) with the delivery of each of the foregoing, a certificate of the Borrower executed by an officer thereof certifying as to the accuracy and completeness of the foregoing. If any of the Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, the Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

         6.8 Accounts. The Borrower hereby represents and warrants to the Agent and the Lenders, with respect to the Borrower's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by the Borrower, or rendition of services by the Borrower, in the ordinary course of the Borrower's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without, with respect to Eligible Accounts, any offset, deduction, defense, or counterclaim except those known to the Borrower and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement; (iv) each copy of an invoice required to be delivered to the Agent by the Borrower will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in each invoice will have been delivered to the Account Debtor and all services of the Borrower described in each invoice will have been performed in all material respects.

                  (a) The Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrower's business or extend or modify any Account (other than in the ordinary course of business consistent with past practices). If the Borrower becomes aware of any matter adversely affecting the collectibility of any Account or Account Debtor involving an amount greater than $1,000,000, including information regarding the Account Debtor's creditworthiness, the Borrower will promptly so advise the Agent.

                  (b) Upon notice from the Agent or if there is continuing an Event of Default, the Borrower shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Eligible Account (which upon such acceptance, whether or not such notice is given or an Event of Default is continuing, shall no longer constitute an Eligible Account) or, with respect to any ineligible Account, in an amount in excess of $250,000, without the Agent's written consent. The acceptance of any such instrument (whether or not such notice is given by the Agent or an Event of Default is continuing) shall be considered as evidence of the Account and not payment thereof and, if requested by the Agent, the Borrower will promptly deliver such instrument to the Agent, endorsed by the Borrower to the Agent in a manner satisfactory in form and substance to the Agent. In any event (whether or not such notice is given by the Agent or an Event of Default is continuing), the Borrower shall give the Agent not less than two Business Days notice of the acceptance of any such instrument with respect to an Account. Regardless of the form of presentment, demand, notice of protest

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
with respect thereto, the Borrower shall remain liable thereon until such instrument is paid in full.

                  (c) The Borrower shall notify the Agent promptly of all disputes and claims in excess of $250,000, individually, or $1,000,000 in the aggregate with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Borrower's business when no Event of Default exists hereunder. The Borrower shall send the Agent a copy of each credit memorandum in excess of $250,000 as soon as issued. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower's Loan Account with only the net amounts received by the Agent in payment of any Accounts.

                  (d) If an Account Debtor returns any Inventory to the Borrower when no Event of Default exists, then the Borrower shall in the ordinary course of its business consistent with past practices promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Borrower shall immediately report to the Agent any return involving an amount in excess of $250,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Borrower when an Event of Default exists, the Borrower, upon request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory.

         6.9      Collection  of Accounts;  Payments.  The    Borrower     shall
maintain lock-box accounts and other lock-box arrangements reasonably satisfactory to the Agent with such banks as are reasonably acceptable to the Agent to which all Account Debtors shall be instructed to make payments on Accounts. If, notwithstanding such instructions, the Borrower receives any payments with respect to Accounts or, subject to the terms of the Intercreditor Agreement with respect to Secured Sale/Leaseback Collateral or Shared Collateral, if the Borrower receives any payments on account of Inventory and other Collateral or any other payments from whatever source (other than immaterial amounts not to exceed $50,000 in the aggregate at any one time), whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise (collectively all of the foregoing, including without limitation, payments with respect to Accounts, referred to herein as
"Payments"), the Borrower will, at its own cost and expense, cause all such Payments to be deposited not less often than daily in one of the lock-box accounts referred to above or in a Payment Account. All funds in such lock-box accounts shall be transferred on each Business Day to one or more concentration accounts designated by the Agent with a bank reasonably acceptable to the Agent. Each bank requested by the Agent at which a

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lock-box  account is maintained and each bank at which a  concentration  account referred to in the immediately preceding sentence is maintained shall execute and deliver to the Agent such agreements, in form and substance satisfactory to the Agent, as the Agent shall request with respect to such accounts, including, without limitation, with respect to prohibitions on the Borrower withdrawing funds from such accounts or otherwise directing or modifying actions with respect to such accounts. Each agreement with a bank at which a concentration account is established shall provide, among other things, that all funds deposited into such account shall be transferred directly to the Agent on a daily basis. The Agent or the Agent's designee may, at any time after the occurrence and during the continuance of a Default or an Event of Default, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Borrower's Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, the Borrower, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent requires to grant the Agent access to any post office box in which collections of Accounts are received.

                  (a) If sales of Inventory are made for cash, the Borrower shall immediately deliver to the Agent or deposit into a Payment Account the cash which the Borrower receives.

                  (b) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts or as proceeds of other Collateral (other than Secured Sale/Leaseback Collateral and Shared Collateral except as provided in the Intercreditor Agreement) will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Borrower's Loan Account (conditional upon final collection) on the Business Day following receipt by the Agent (except for any such payments received by the Agent by 1:00 p.m. (New York time) on a Business Day, in which case such payments shall be credited to the Borrower's Loan Account (conditional upon final collection) on the Business Day received by the Agent; it being agreed that, except as otherwise provided herein (including, in any event, Section 6.9(d)), any such payments which the Borrower has notified the Agent prior to 12:00 noon (New York time) on a Business Day that such payment will be received by the Agent via wire transfer prior to 4:00 p.m. (New York time) on such Business Day shall be deemed to be received by the Agent for this purpose prior to 1:00 p.m. (New York time) on such Business Day, but only if such payment is actually received by the Agent via wire transfer no later than 4:00 p.m. (New York time) on such Business Day and the Borrower hereby agrees to indemnify and hold harmless the Agent and each Lender from and against any and all actual out-of-pocket liabilities, obligations, losses, damages, penalties, costs or expenses incurred by the Agent or such Lender in the event such payment is not actually received by the Agent via wire transfer by such time); provided, however, that such payments shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of
(i) determining  Availability,  (ii) calculating the unused line fee pursuant to
Section 3.5, and (iii) calculating the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrower).

                  (c) In the event the Borrower repays all of the Obligations upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such

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payment will be credited  (conditional  upon final collection) to the Borrower's
Loan Account one (1) Business Day after the Agent's receipt of such funds (except for any such payment received by the Agent by 1:00 p.m. (New York time) on a Business Day, in which case such payment shall be credited to the Borrower's Loan Account (conditional upon final collection) on the Business Day received by the Agent).

         6.10 Inventory; Perpetual Inventory. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by the Borrower is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of the Borrower's business, and is and will be fit for such purposes. The Borrower will use commercially reasonable efforts to keep its Inventory in good and saleable condition, at its own expense. The Borrower will not, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. The Borrower agrees that all Inventory produced in the United States will be produced in accordance in all material respects with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Borrower will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. The Borrower will maintain a perpetual inventory reporting system at all times. The Borrower will not, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis (other than for damage).

         6.11 Equipment. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by the Borrower which is necessary for the conduct of the Borrower's business (including, in any event, all Credit Agreement Term Loan Equipment Collateral) is and will be used or held for use in the Borrower's business, and is and will be fit for such purposes. The Borrower shall keep and maintain such Equipment (including, in any event, all Credit Agreement Term Loan Equipment Collateral and Fonda Term Loan Equipment Collateral) in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (a) The Borrower shall promptly inform the Agent of any material additions to or deletions from the Equipment. The Borrower shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. The Borrower will not, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of the Borrower's Equipment consisting of Collateral.

                  (b) The Borrower shall not, without the Majority Lenders' prior written consent, sell, lease as a lessor, or otherwise dispose of any of the Borrower's Equipment; provided, however, that the Borrower may, subject to the maximum disposition limitations set forth in Sections 9.9(ii) and (v), dispose of (i) Equipment to the extent permitted pursuant to Section 9.9, (ii) obsolete or unusable Equipment constituting Secured Sale/Leaseback Collateral not leased by the Borrower pursuant to the Secured Sale/Leaseback Documents having an orderly liquidation value, together with the orderly liquidation value of all other obsolete or unusable Equipment disposed of by the Borrower, of not greater than $10,000,000 in the aggregate in any

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
Fiscal Year, or $30,000,000 in the aggregate during the term of this Agreement (from the Original Closing Date), (iii) obsolete or unusable Equipment constituting Credit Agreement Term Loan Equipment Collateral or Fonda Term Loan Equipment Collateral having an orderly liquidation value of not greater than $1,000,000 in the aggregate in any Fiscal Year, or $2,000,000 in the aggregate during the term of this Agreement (from the Original Closing Date), and (iv) obsolete or unusable Equipment (other than Equipment constituting Secured Sale/Leaseback Collateral, Credit Agreement Term Loan Equipment Collateral or Fonda Term Loan Equipment Collateral) having an orderly liquidation value of not greater than $2,500,000 in the aggregate in any Fiscal Year, or $5,000,000 in the aggregate during the term of this Agreement (from the Original Closing
Date), in each instance, without the Majority Lenders' consent, subject to the conditions set forth in the remainder of this clause (c). In the event any of such Equipment is sold, transferred or otherwise disposed of pursuant to the proviso contained in the immediately preceding sentence, then, except for the sale by the Borrower on June 15, 2000 of Equipment pursuant to the Secured Sale/Leaseback Arrangements and substitutions and additions thereto not constituting Credit Agreement Term Loan Equipment Collateral or Excluded Sale/Leaseback Assets and except for the sale by the Borrower of any Equipment which, pursuant to Section 6.1(a)(v), no longer constitutes Collateral and secures the payment of the Senior Replacement Notes, the Borrower shall use the proceeds of such sale, transfer or disposition to purchase replacement Equipment or to repay Obligations hereunder and shall deliver to the Agent written evidence of the use of the proceeds for such purchase. All such replacement Equipment purchased by the Borrower shall be free and clear of all Liens except the Agent's Lien, the Liens in favor of the holders of the obligations of the Borrower under the Secured Sale/Leaseback Documents (but only (i) to the extent such replacement Equipment does not constitute Excluded Sale/Leaseback Assets and (ii) in the event such replacement Equipment constitutes Credit Agreement Term Loan Equipment Collateral which is not Excluded Sale/Leaseback Assets, if the Lien of such holders therein is subordinate to the Agent's Lien therein pursuant to the terms of the Intercreditor Agreement) and Purchase Money Liens in respect of Purchase Money Obligations permitted hereunder (but only to the extent such replacement Equipment does not constitute Credit Agreement Term Loan Equipment Collateral or Fonda Term Loan Equipment Collateral). Any Equipment replacing Credit Agreement Term Loan Equipment Collateral or Fonda Term Loan Equipment Collateral (other than any Equipment which, pursuant to Section 6.1(a)(v), no longer constitutes Collateral and secures the payment of the Senior Replacement Notes) shall have an orderly liquidation value equal to or greater than that of the Equipment being replaced as determined by an appraisal in form and substance satisfactory to the Agent and by an appraiser satisfactory to the Agent or by other evidence satisfactory to the Agent.

         6.12 Assigned Contracts. The Borrower shall fully perform all of its obligations under each of the Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment. Without limiting the generality of the foregoing, the Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts taken as a whole. The Borrower shall notify the Agent and the Lenders in writing, promptly after the Borrower becomes aware thereof, of any event or fact which could reasonably be expected to give rise to a claim by it for indemnification
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in excess of $250,000 under any of its Assigned Contracts,  and shall diligently pursue such right and report to the Agent on all further developments with respect thereto. Except as provided otherwise in the Intercreditor Agreement, the Borrower shall remit directly to the Agent for application to the Obligations in such order as the Majority Lenders shall determine, all amounts received by the Borrower as indemnification or otherwise pursuant to its Assigned Contracts. If the Borrower shall fail after the Agent's demand to pursue diligently any material right under its Assigned Contracts, or if an Event of Default then exists, the Agent may, and at the direction of the Majority Lenders shall, directly enforce such right in its own or the Borrower's name and may enter into such settlements or other agreements with respect thereto as the Agent or the Majority Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the Borrower shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from the Borrower to or in favor of such obligor or its successors. All such obligations of the Borrower shall be and remain enforceable only against the Borrower and shall not be enforceable against the Agent or the Lenders. Notwithstanding any provision hereof to the contrary, the Borrower shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Agent's or any Lender's exercise of any of their respective rights with respect to the Collateral shall not release the Borrower from any of such duties and obligations. Neither the Agent nor any Lender shall be obligated to perform or fulfill any of the Borrower's duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

         6.13 Documents, Instruments, and Chattel Paper. The Borrower represents and warrants to the Agent and the Lenders that (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon (except those of Persons other than the Borrower or any of its Affiliates which shall be only to the knowledge of the Borrower), are and will be complete in all material respects, valid, and genuine, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by the Borrower, free and clear of all Liens other than Permitted Liens.

         6.14 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of the Borrower hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which the Borrower fails to pay or do, including, without limitation, payment of any judgment against the Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 6.14 and all reasonable out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower's Loan

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Account as a Revolving Loan. Any payment made or other action taken by the Agent under this Section 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

         6.15 Power of Attorney. The Borrower hereby appoints the Agent and the Agent's designee as the Borrower's attorney, with power: (a) so long as any Event of Default has occurred and is continuing, to endorse the Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign the Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the Borrower; (d) to send requests for verification of Accounts to customers or Account Debtors (in the name of the Borrower or a nominee of the Agent or, with the consent of the Borrower, in the name of the Agent so long as no Event of Default has occurred and is continuing, and in the name of the Borrower, the Agent or a nominee of the Agent if an Event of Default has occurred and is continuing); (e) so long as any Event of Default has occurred and is continuing, to clear Inventory, the purchase of which was financed with Letters of Credit, through customs in the Borrower's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in the Borrower's name for such purpose; and (f) so long as any Event of Default has occurred and is continuing, to do all things necessary to carry out this Agreement. The Borrower ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law unless determined by a final and non-appealable decision of a court of competent jurisdiction to constitute the gross negligence or willful misconduct of the Agent. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

         6.16 The Agent's and Lenders' Rights, Duties and Liabilities. The Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Borrower from any of the Obligations. Following the occurrence and continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Borrower.

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         6.17     Intercreditor Agreement.   Notwithstanding  anything  to   the
contrary contained in this Agreement or in any other Loan Document, the priority of the Agent's Lien in, and the rights and remedies of the Agent with respect to, the Secured Sale/Leaseback Collateral and the Shared Collateral are limited by and subject to the terms of the Intercreditor Agreement.

                                    ARTICLE 7

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         7.1 Books and Records. Each of the Borrower and Parent shall maintain (and shall cause each of their respective Subsidiaries to maintain), at all times, correct and complete books, records and accounts in which complete (in all material respects), correct and timely entries are made of its transactions in conformity with past practices. Each of the Borrower and Parent shall (and shall cause each of their respective Subsidiaries to), by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each of the Borrower and Parent shall maintain (and shall cause each of their respective Subsidiaries to maintain) at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         7.2 Financial Information. Each of the Borrower and Parent shall promptly furnish to each Lender, all such financial information as the Agent or any Lender shall reasonably request, and notify its auditors and accountants that the Agent, on behalf of the Lenders, is authorized to obtain such information directly from them. Without limiting the foregoing, each of the Borrower and Parent will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall reasonably request, the following:

                  (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited and consolidating audited balance sheets, and statements of income and expense, cash flow and of stockholders' equity for the Borrower and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting in all material respects the financial position and the results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements prepared on a consolidated basis, accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. The Agent agrees that Deloitte & Touche LLP is reasonably satisfactory to the Agent. The Borrower, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by

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the  Agent  and the  Lenders.  The  Borrower  hereby  authorizes  the  Agent  to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Borrower and to discuss directly with the Agent the finances and affairs of the Borrower. The Agent agrees to provide the Borrower with reasonable prior notice of the Agent's intention to communicate with the Borrower's certified public accountants and an opportunity to be present at any such communications.

                  (b) As soon as available, but in any event not later than thirty (30) days after the end of each fiscal month, consolidated and consolidating unaudited balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal month, and consolidated and consolidating unaudited statements of income and expense and cash flow for the Borrower and its consolidated Subsidiaries for such fiscal month and for the period from the beginning of the Fiscal Year to the end of such fiscal month, all in reasonable detail, fairly presenting in all material respects the
financial   position  and  results  of   operations  of  the  Borrower  and  its
consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) (except for the absence of footnotes and subject to normal year-end adjustments). The Borrower shall certify by a certificate signed by its chief financial officer or treasurer that all such statements have been prepared in accordance with GAAP and present fairly in all material respects (except for the absence of footnotes and subject to normal year-end adjustments) the Borrower's financial position as at the dates thereof and its results of operations for the periods then ended.

                  (c) As soon as available, but in any event not later than forty-five (45) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, consolidated and consolidating unaudited balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of income and expense and statement of cash flows for the Borrower and its Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting in all material respects the financial position and results of operation of the Borrower and its Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) (except for the absence of footnotes and subject to normal year-end adjustments). The Borrower shall certify by a certificate signed by its chief financial officer or treasurer that all such statements have been prepared in accordance with GAAP and present fairly in all material respects (except for the absence of footnotes and subject to normal year-end adjustments) the Borrower's financial position as at the dates thereof and its results of operations for the periods then ended.

                  (d) With each of the audited Financial Statements delivered pursuant to Section 7.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in the course of its audit of such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate.

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                  (e)  With  each of the  annual  audited  Financial  Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer or
treasurer  of  the  Borrower  (i)  setting  forth  in   reasonable   detail  the
calculations required to establish that the Borrower was in compliance with the covenants set forth in Sections 9.23 and 9.26 during the period covered in such Financial Statements and as at the end thereof, and (ii) stating that, except as
explained  in   reasonable   detail  in  such   certificate,   (A)  all  of  the
representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

                  (f) No later than 60 days after the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating balance sheets, statements of income and expenses and statements of cash flow) for the Borrower and its Subsidiaries as at the end of and for each fiscal month of such Fiscal Year.

                  (g) Promptly after filing with the PBGC and the IRS, a copy of each annual report or other material filing filed with respect to each Plan of the Borrower or Parent.

                  (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by the Borrower, Parent or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by the Borrower, Parent or any of its Subsidiaries to or from the holders of any equity interests of Borrower, Parent (other than routine non-material correspondence sent by shareholders of Parent to Parent) or any such Subsidiary or of any Debt of Parent or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

                  (i) As soon as available, but in any event not later than 15 days after the Borrower's or Parent's receipt thereof, a copy of all management reports and management letters prepared for the Borrower or Parent by Deloitte & Touche LLP or any other independent certified public accountants of the Borrower or Parent.

                  (j) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Borrower or Parent makes available to its shareholders.

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                  (k) Upon request of the Agent, a copy of each tax return filed by Parent or by any of its Subsidiaries.

                  (l) With the first financial  statements delivered pursuant to
Section 7.2(b) after the Closing Date, a pro forma balance sheet of the Borrower as at the first fiscal month end following the Closing Date reflecting the Borrower's financial condition as at that date after giving effect to the transactions contemplated herein to occur on the Closing Date (such pro forma balance sheet to be prepared in accordance with GAAP (subject to the absence of footnotes and normal year-end adjustments)), together with a reconciliation in reasonable detail of the changes in the Borrower's financial condition on that date as a result of the transactions contemplated herein to occur on the Closing Date from that immediately prior to such transactions.

                  (m) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of Parent or any Subsidiary.

         7.3 Notices to the Lenders. The Borrower or Parent shall notify the Agent, in writing of the following matters at the following times:

                  (a) Immediately   after becoming aware of any Default or Event
of Default or of any Lease Default, Material Default or Lease Event of Default (as defined in the Secured Sale/Leaseback Documents), by notice or otherwise.

                  (b) Immediately after becoming aware of the assertion by the holder of any capital stock of Parent, the Borrower or any Subsidiary thereof or of any Debt of Parent or any of its Subsidiaries in excess of $2,500,000 that a default exists with respect thereto or that Parent, the Borrower or any Subsidiary is not in compliance with the terms thereof, or the actual threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (c) Immediately  after   becoming aware of any event which has
resulted in, or which could reasonably be expected to result in, a Material Adverse Effect.

                  (d) Immediately after becoming aware of any pending or actual threatened action, suit, proceeding, or counterclaim by any Person, or any pending or actual threatened investigation by a Governmental Authority, which may reasonably be expected to materially and adversely affect the Collateral, the repayment of the Obligations, the Agent's or any Lender's rights under the Loan Documents, or the property, business, operations, or condition (financial or otherwise) of the Borrower and Parent taken as a whole.

                  (e) Immediately after becoming aware of any pending or actual threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting Parent or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

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
                  (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting Parent or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                  (g) Immediately after receipt of any notice of any violation by Parent or any of its Subsidiaries of any Environmental Law where such violation could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted that Parent or any Subsidiary thereof is not in compliance with any Environmental Law or is investigating Parent's or such Subsidiary's compliance therewith which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000.

                  (h) Immediately after receipt of any written notice that Parent or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that Parent or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000.

                  (i) Immediately  after   receipt of any written  notice of the
imposition of any Environmental Lien against any property owned by Parent or any of its Subsidiaries.

                  (j) Any change in the Borrower's name, state of incorporation, or form of organization, trade names or styles under which the Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

                  (k) Within ten (10) Business Days after the Borrower, Parent or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a non-exempt prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

                  (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within ten (10) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by the Borrower, Parent or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan of either the Borrower, Parent or any ERISA Affiliate.

                  (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within ten (10) Business Days after receipt thereof by the Borrower, Parent or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS

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regarding the qualification of a Plan under Section 401(a) of the Code; or (iii)
any notice from a Multi-employer Plan regarding the imposition of withdrawal liability.

                  (n) Within ten (10) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plans which increase the Borrower's or Parent's annual costs with respect thereto by an amount in excess of $1,000,000 in the aggregate for all such Plans, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower, Parent or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower, Parent or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment.

                  (o) Within ten (10) Business  Days after the Borrower,  Parent or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

                  Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that Parent, the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                    ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

                  Each of the Borrower and Parent, jointly and severally, warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

         8.1 Authorization, Validity, and Enforceability of this Agreement and the Other Transaction Documents. Each of the Borrower and Parent has the corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. Each of the Borrower and Parent has taken all necessary corporate action (including without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party. No consent, approval, exemption or authorization or other action of, or notice to, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or Parent of this Agreement and the other Transaction Documents, except for those already duly obtained or made and except for the filing of (i) Uniform Commercial Code financing statements, Mortgages and security documents relating to Proprietary Rights in the appropriate governmental filing offices in order to perfect the Agent's Liens in certain of the Collateral, (ii) Uniform Commercial Code financing
statements,   mortgages  and  other  security   documents  in  the   appropriate
governmental filing offices in order to perfect the Liens granted
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under the  Secured  Sale/Leaseback  Documents  and (iii)  the  Fonda/Cup  Merger
Documents with the Secretary of State for the State of Delaware in order to effectuate the Fonda/Cup Merger. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Borrower and Parent, and constitute the legal, valid and binding obligations of the Borrower and Parent, enforceable against each of the Borrower and Parent in accordance with their respective terms without defense, setoff or counterclaim. The Borrower's and Parent's execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Parent or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which Parent or any of its Subsidiaries is a party or which is binding upon it (except to the extent with respect to the foregoing such conflicts, violations, breaches or defaults could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect), (b) any material Requirement of Law applicable to Parent or any of its Domestic Subsidiaries, or (c) the certificate or
articles  of   incorporation  or  bylaws  of  Parent  or  any  of  its  Domestic
Subsidiaries. Each borrowing of a Loan and issuance of a Letter of Credit or Credit Support and each delivery by the Borrower of a Borrowing Base Certificate constitutes a representation and warranty by the Borrower and Parent that, as of the date of such borrowing, issuance or delivery, as the case may be, the financial accommodations provided to the Borrower under this Agreement do not as of such date violate the borrowing limits set forth in (i) with respect to any such borrowing, issuance or delivery made on or prior to the payment or redemption in full of the Senior Subordinated Notes, the indenture relating to the Senior Subordinated Notes (which as of the Closing Date is, with respect to the revolving line of credit portion of the Total Facility, 80% of the
Borrower's accounts not more than 60 days past due plus 50% of the Borrower's inventory, each calculated in accordance with GAAP, (as provided in clause (a) of the second paragraph of Section 4.09 of such indenture) and, with respect to the Term Loans, $25,000,000 (as provided in clauses (c) and (e) of the second paragraph of Section 4.09 of such indenture), (ii) with respect to any such borrowing, issuance or delivery made on or after the consummation of the
Fonda/Cup  Merger and prior to the  payment or  redemption  in full of the Fonda
Senior   Subordinated   Notes,  the  indenture  relating  to  the  Fonda  Senior
Subordinated Notes and (iii) with respect to any such borrowing, issuance or delivery made on or after the issuance of the Senior Replacement Notes (if issued), the indenture relating to the Senior Replacement Notes.

         8.2 Validity and Priority of Security Interest. The provisions of this Agreement, the Mortgage(s) (when executed), and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, and with respect to Credit Agreement Collateral, having priority over all other Liens on such Collateral, securing all the Obligations, and enforceable against the Borrower and all third parties.

         8.3      Organization and Qualification.Each of the Borrower and Parent
(a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation, (b) is qualified to do business as a foreign corporation and is in good standing in the jurisdictions set forth on Schedule 8.3 as updated from time to time by written notice to the Agent, which are the only jurisdictions in which qualification is necessary in order for it to own

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or lease its property and conduct its business except for those jurisdictions in which the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and to own its property.

         8.4 Corporate Name; Prior Transactions. Except as otherwise expressly permitted hereunder for any of the following occurring after the Original Closing Date (and for which written notice thereof has been given to the Agent), neither the Borrower nor Parent has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.
         8.5 Subsidiaries and Affiliates. Schedule 8.5 is a correct and complete list as of the Closing Date of the name and relationship to Parent of each and all of Parent's Subsidiaries (other than the Borrower) and other Affiliates. Each Subsidiary of Parent is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on Schedule 8.5, and (b) qualified to do business as a foreign corporation or other entity and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and own its property.

         8.6 Financial Statements and Projections. The Borrower has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Borrower and its consolidated Subsidiaries as of September 30, 2001, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrower's independent certified public accountants, Deloitte & Touche LLP. The Borrower has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Borrower and its consolidated Subsidiaries as of February 24, 2002. Such financial statements are attached hereto as Exhibit C. All such financial statements have been prepared in accordance with GAAP (other than, with respect to the interim financial statements, the absence of footnotes and being subject to normal year-end adjustments) and present fairly in all material respects the financial position of the Borrower and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

                  (a) The Latest Projections when submitted to the Lenders as required herein represent the Borrower's reasonable best estimate of the future financial performance of the Borrower and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

                  (b) The pro forma balance sheet of the Borrower as at the first fiscal month end following the Closing Date required to be delivered to the Agent pursuant to Section 7.2(l) presents fairly and accurately in all material respects the Borrower's financial condition as at that date after giving effect to the transactions contemplated herein to occur on the Closing Date, and

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has been prepared in  accordance  with GAAP (subject to the absence of footnotes and normal year-end adjustments). The foregoing representation and warranty in this clause (c) shall not be made by the Borrower and Parent until such balance sheet is delivered to the Agent.

         8.7 Capitalization. The Borrower's authorized capital stock consists of 1,000 shares of common stock, par value $.05 per share, all of which shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record by Parent.

         8.8 Solvency. The Borrower is Solvent prior to and after giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date, the issuance of the Letters of Credit to be issued on the Closing Date and the consummation on the Closing Date of the transactions contemplated by the Transaction Documents, and shall remain Solvent during the term of this Agreement (including, without limitation, after the issuance, if any, of the Senior Replacement Notes).

         8.9 Debt. After giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date and the consummation on the Closing Date of the transactions contemplated by the Transaction Documents, the Borrower and its Subsidiaries have no Debt, except as permitted by Section 9.13.

         8.10 Distributions. Since September 30, 1996, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrower or any of its Subsidiaries except as otherwise permitted hereby.

         8.11 Title to Property. Each of the Borrower and Parent has good and marketable title in fee simple to its real property listed in Schedule 8.12 hereto (except for any such real property which has been sold in accordance with Section 9.9), and each of the Borrower and Parent has good, indefeasible and valid title to all of its inventory, accounts and other material property owned by it (including, without limitation, the assets reflected on the February 24, 2002 Financial Statements of the Borrower and Parent delivered to the Agent and the Lenders except as disposed of in the ordinary course of business since the date thereof or pursuant to Section 9.9), free of all Liens except Permitted Liens.

         8.12 Real Estate; Leases. Schedule 8.12 sets forth a correct and complete list as of the Closing Date of all Real Estate owned by the Borrower, Parent or any of its other Subsidiaries, all leases and subleases of real or personal property by the Borrower, Parent or its other Subsidiaries as lessee or sublessee (other than leases of personal property as to which the Borrower, Parent or any of its other Subsidiaries is lessee or sublessee for which the value of such personal property is less than $50,000 individually or $1,000,000 in the aggregate), and all leases and subleases of real or personal property by the Borrower, Parent or its other Subsidiaries as lessor or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists (other than such invalidity, unenforceability or defaults which could not reasonably be expected to have a Material Adverse Effect).

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         8.13     Proprietary Rights. Schedule 8.13  sets  forth a  correct  and complete  list as of the  Closing  Date of all of the  Borrower's  and  Parent's
patents,   registered  trademarks,   registered  service  marks  and  registered
copyrights and applications for any of the foregoing. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 8.13. To the best of the Borrower's and Parent's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property in any material respect, and no other Person's property infringes on or conflicts with the Proprietary Rights. To the best of the Borrower's and Parent's knowledge, the Proprietary Rights described on Schedule
8.13 constitute as of the Closing Date all of the property of such type necessary to the current and anticipated future conduct of the Borrower's and Parent's business.

         8.14 Trade Names. All trade names or styles under which Parent or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule
8.14 as updated in writing from time to time by the Borrower to the Agent.

         8.15 Litigation. Except as set forth on Schedule 8.15, there is no pending or (to the best of the Borrower's and Parent's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.

         8.16 Restrictive Agreements. Neither Parent nor any of its Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Transaction Documents and repay the Obligations or which, insofar as the Borrower and Parent can reasonably foresee, could reasonably be expected to have a Material Adverse Effect.

         8.17 Labor Disputes. Except as set forth on Schedule 8.17, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of Parent or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best knowledge of the Borrower and Parent, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of Parent or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of the Borrower's and Parent's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting Parent or its Subsidiaries or their employees.

         8.18     Environmental  Laws.   Except   as   otherwise   disclosed  on
Schedule 8.18:

                  (a) Parent and its Subsidiaries have complied with all Environmental Laws applicable to its Premises and business except for such non-compliance which could not reasonably be expected to have a Material Adverse Effect, and neither Parent nor any Subsidiary nor any of its present Premises or operations, nor its past property or operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant where

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such  enforcement  order or liability  agreement could reasonably be expected to have a Material Adverse Effect.

                  (b) Parent and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and Parent and its Subsidiaries are in compliance with all terms and conditions of such permits, except where the failure to obtain or comply with such permits could not reasonably be expected to have a Material Adverse Effect.

                  (c) Neither Parent nor any of its Subsidiaries, nor, to the best of the Borrower's and Parent's knowledge, any of its predecessors in interest, has stored, treated or disposed of any hazardous waste on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law in a manner that could reasonably be expected to have a Material Adverse Effect.

                  (d) Neither Parent nor any of its Subsidiaries has received any summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant where such non-compliance or liability could reasonably be expected to have a Material Adverse Effect.

                  (e) None of the present or past operations of Parent and its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant where such remedial action, if so needed, could reasonably be expected to have a Material Adverse Effect.

                  (f) Neither Parent nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment where such spill, release or discharge could reasonably be expected to have a Material Adverse Effect.

                  (g) Neither Parent nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property) imposing obligations or liabilities on Parent or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim where such obligations or liabilities could reasonably be expected to have a Material Adverse Effect.

                  (h) None of the products manufactured, distributed or sold by Parent or any of its Subsidiaries contain asbestos.

                  (i) No   Environmental  Lien  has  attached to any Premises of
Parent or any of its Subsidiaries.

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         8.19    No Violation of Law. Neither Parent nor any of its Subsidiaries
is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         8.20 No Default. Neither Parent nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which Parent or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         8.21     ERISA  Compliance.  Except  as   specifically   disclosed   in
Schedule 8.21 and subject to the last sentence of this Section 8.21:

                  (a) Each Plan is in compliance with the applicable  provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower and Parent, nothing has occurred which would cause the loss of such qualification. The Borrower, Parent and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Borrower and Parent, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

                  (c) No ERISA Events have occurred or are reasonably expected to occur; (ii) no Pension Plans have any Unfunded Pension Liability; (iii) none of the Borrower, Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) none of the Borrower, Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) none of the Borrower, Parent nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         Breaches of one or more of the representations and warranties made under this Section 8.21 shall not constitute a Default or Event of Default under this Section 8.21 unless the aggregate liability incurred or reasonably expected to be incurred by the Borrower, Parent or any ERISA Affiliate under this Section
8.21 for all such breaches shall exceed $5,000,000 in the aggregate for all such Persons.

         8.22 Taxes. Parent and its Subsidiaries have filed all Federal, provincial and other material tax returns and reports required to be filed, and have paid all Federal, provincial and other taxes, assessments, fees and other governmental charges levied or imposed upon them or

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their  properties,  income or  assets  otherwise  due and  payable  (except  for non-payment of any such taxes, assessments, fees and other governmental charges permitted by Section 9.1).

         8.23 Regulated Entities. None of Parent, any Person controlling Parent, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. Neither the Borrower nor Parent is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur indebtedness.

         8.24 Use of Proceeds; Margin Regulations. The proceeds of the Revolving Loans are to be used solely for working capital purposes and general corporate purposes of the Borrower not prohibited hereby. The proceeds of the Term Loans made on June 15, 2000 were used, together with certain proceeds from the sale by the Borrower on June 15, 2000 of Equipment pursuant to the Secured Sale/Leaseback Documents, to redeem all of the Senior Secured Notes. The proceeds of the Term Loans to be made on the Closing Date are to be used, together with proceeds of Revolving Loans, to repay in full on the Closing Date the Existing Fonda Credit Facility. The proceeds of the Senior Replacement Notes (when and if issued) are to be used by the Borrower for the following purposes and in the following order to the extent of such proceeds: to redeem or otherwise acquire the Senior Subordinated Notes, to repay the Term Loans and to pay fees and expenses incurred by the Borrower in connection with the issuance of the Senior Replacement Notes and related transactions with any excess proceeds after the foregoing applications to be used for the working capital purposes and general corporate purposes of the Borrower not prohibited hereby (including, without limitation, to tender for the Fonda Senior Subordinated Notes); provided that in any event the Borrower shall have issued Senior Replacement Notes in an amount such that the net cash proceeds thereof are sufficient for the Borrower to redeem or otherwise acquire in full all of the Senior Subordinated Notes, to repay in full the Term Loans and to pay all fees and expenses incurred by the Borrower in connection with the issuance of the Senior Replacement Notes and related transactions. Neither Parent nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         8.25 Copyrights, Patents, Trademarks and Licenses, etc. Each of Parent and its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person except such conflicts which could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower and Parent, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Parent or any Subsidiary infringes upon any rights held by any other Person, except such infringement which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or to the knowledge of the Borrower and Parent threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower and Parent, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

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         8.26     No Material  Adverse Change.  No  Material Adverse Effect  has
occurred since the date of the Financial Statements referred to in Section 8.6.

         8.27 Full Disclosure. None of the representations or warranties made by Parent or any Subsidiary in any of the Transaction Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Parent, any Subsidiary or Fonda in connection with any of the Transaction Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         8.28 Material Agreements. Schedule 8.28 sets forth all material agreements and contracts to which Parent or any of its Subsidiaries is a party or is bound as of the Closing Date.

         8.29 Bank Accounts. Schedule 8.29 contains a complete and accurate list of all bank accounts maintained by the Borrower with any bank or other financial institution; provided that such schedule may by written notice to the Agent be updated from time to time by the Borrower to add or delete bank accounts so long as (i) any bank or other financial institution to be added to such schedule and not theretofore on such schedule shall be reasonably satisfactory to the Agent and (ii) if any bank account is to be added to such schedule, the Borrower shall have notified the Agent thereof prior to opening such bank account and shall have caused the bank or other financial institution at which such bank account is maintained to execute such agreements, in form and substance reasonably satisfactory to the Agent, as the Agent may request with respect to such bank account.

         8.30 Fonda Term Loan Equipment Collateral. All of the Fonda Term Loan Equipment Collateral is and at all times will be Excluded Sale/Leaseback Assets.

                                    ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  Each of the Borrower and Parent covenants to the Agent and each Lender that, until the Payment and Termination Date:

         9.1 Taxes and Other Obligations. Parent shall, and shall cause each of its Subsidiaries to, (a) file when due all federal, provincial and other material tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, reasonably satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons (except, with respect to such claims, to the extent the aggregate amount of all such claims not paid when due does not exceed $1,000,000) and all other indebtedness owed by it

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(except, with respect to such Debt, claims and other indebtedness and subject to the immediately preceding parenthetical with respect to claims, to the extent the aggregate amount of all such Debt, claims and other indebtedness not paid when due does not exceed $5,000,000 (with the Agent having the right in its reasonable commercial discretion to establish reserves against Availability for any amount of such Debt, claims and other indebtedness not paid when due in excess of $100,000 in the aggregate)) and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as Borrower or Parent has notified the Agent in writing, neither Parent nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge, that
(i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) Parent or its Subsidiary, as the case may be, has established proper reserves for as provided in GAAP, and (iii) no Lien (other than a Permitted Lien) results from such non-payment.

         9.2 Corporate Existence and Good Standing. Parent shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         9.3 Compliance with Law and Agreements; Maintenance of Licenses. Parent shall comply, and shall cause each Subsidiary to comply, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act) except where the liability for non-compliance could not reasonably be expected to exceed $2,000,000 in the aggregate for all such non-compliances (except that where another provision in Article 6 or this Article 9 contains a different level of materiality or liability with respect to non-compliance with a specific type of laws (including, without limitation, Sections 9.7(a) and 9.8), the level of materiality or liability under the other provision shall control with respect to the type of laws within the scope of such provision). Parent shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date, except for such licenses, permits, franchises and governmental authorizations the failure to obtain and maintain which could not reasonably be expected to have a Material Adverse Effect. The Borrower shall not modify, amend or alter its certificate or article of incorporation other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

         9.4 Maintenance of Property. Parent shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

         9.5 Insurance. Parent shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least A-VII or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction

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of  the  Majority  Lenders,  shall  specify,  in  amounts,  and  under  policies reasonably acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, Parent shall also maintain, and shall cause each of its Subsidiaries to maintain, flood insurance, in the event of a designation of the area in which any real property covered by the Mortgages and any of the Equipment and Inventory located on such real property is located as "flood prone" or a "flood risk area," (hereinafter, "SFHA") as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth in said Act. Upon the Majority Lenders' request, the Borrower shall maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA. The Agent acknowledges that the insurance coverage of Parent and its Subsidiaries as in effect on the Original Closing Date is acceptable to the Agent; provided, however, that if the rating of any insurer worsens or circumstances with respect to Parent or any of its Subsidiaries or any of their respective properties, operations, business, liabilities or financial condition shall change in any material respect, such insurance may no longer be acceptable to the Agent.

                  (a) The Borrower and Parent shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named in each such policy as secured party or mortgagee and loss payee or additional insured, in a manner reasonably acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of Parent or any of its Subsidiaries or the use of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower or Parent when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrower or Parent fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

                  (b) The Borrower or Parent shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to Collateral in excess of $500,000 arising from its or any other Person's use, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance proceeds directly, and to apply or remit them as follows:

                           (i)      With respect to insurance  proceeds relating
to Credit Agreement Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.8; provided that, with respect to insurance proceeds relating to Credit Agreement Collateral that constitutes Equipment or other fixed assets, the Agent shall apply such proceeds, ratably, first to the payment in full of principal on the Term Loans (to be applied to installments thereof in the inverse order of maturity) and then to the reduction of the other Obligations in the order provided for in
Section 4.8.

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                           (ii)     With respect to insurance  proceeds relating
to Collateral other than Credit Agreement Collateral, except as provided in the Intercreditor Agreement, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, first to the payment in full of principal on the Term Loans (to be applied to installments thereof in the inverse order of maturity) and then to the reduction of the other Obligations in the order provided for in Section 4.8.

         9.6 Condemnation. The Borrower or Parent shall, immediately upon learning of the institution of any proceeding for the condemnation or other taking of any of its or any of its Subsidiaries' property having a value in excess of $500,000, notify the Agent of the pendency of such proceeding, and agrees that the Agent may participate in any such proceeding, and the Borrower and Parent will deliver to the Agent all instruments reasonably requested by the Agent to permit such participation.

                  (a) Except as provided in the Intercreditor Agreement, the Agent is hereby authorized to collect the proceeds of any condemnation claim or award directly, and to apply or remit them as follows:

                           (i)      With  respect  to    condemnation   proceeds
relating to property other than Credit Agreement Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, first to the payment in full of principal on the Term Loans (to be applied to installments thereof in the inverse order of maturity) and then to the reduction of the other Obligations in the order provided for in Section 4.8.

                           (ii)     With   respect   to  condemnation   proceeds
relating to Credit Agreement Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.8; provided that, with respect to condemnation proceeds relating to Credit Agreement Collateral that constitutes Equipment or other fixed assets, the Agent shall apply such proceeds, ratably, first to the payment in full of principal on the Term Loans (to be applied to installments thereof in the inverse order of maturity) and then to the reduction of the other Obligations in the order provided for in
Section 4.8.

         9.7 Environmental Laws. Parent shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant, except for such non-compliance that could not reasonably be expected to have or result in a Material Adverse Effect. Parent shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws.

                  (a) Without limiting the generality of the foregoing, the Borrower or Parent shall submit to the Agent and the Lenders annually, commencing on the first anniversary of the Original Closing Date, and on each succeeding anniversary date thereof, an update of the status

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of each material  environmental  compliance or liability issue. The Agent or any
Lender may request copies of technical reports prepared by Parent or any of its Subsidiaries and its communications with any Governmental Authority to determine whether Parent or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. The Borrower shall, at the Agent's or the Majority Lenders' reasonable request and at the Borrower's expense, (i) retain an independent environmental consultant reasonably acceptable to the Agent to evaluate the environmental non-compliance or liability issue, including tests if appropriate, and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent and the Lenders a supplemental report of such consultant whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall change in any material respect.

         9.8      Compliance with ERISA. Except as  specifically   disclosed  in
Section 8.21 with respect to the litigation therein described and subject to the last sentence of this Section 9.8, Parent shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to
Section 412 of the Code; (d) not engage in a non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and
(e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. Breaches of one or more of the covenants contained in this Section 9.8 shall not constitute a Default or Event of Default under this Section 9.8 unless the aggregate liability incurred or reasonably expected to be incurred by Parent and its ERISA Affiliates for all such breaches shall exceed $5,000,000 in the aggregate for all such Persons.

         9.9 Mergers,Consolidations or Sales. Neither Parent nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except:

                           (i)      for sales  of  Inventory  in  the   ordinary
         course of its business;

                           (ii)     for sales or other dispositions of Equipment
         and Proprietary Rights in  the  ordinary course of business   that  are
         obsolete or no longer usable by the Borrower or Parent in its business as permitted by Section 6.11; provided that the aggregate book value of all assets sold or otherwise disposed of by Parent and its Subsidiaries pursuant to this clause (ii) and clause (v) below
         during the term of   this Agreement (from the Closing Date) shall not
         exceed $75,000,000;

                           (iii) for the sale of the Borrower's Manchester, New Hampshire facility;

                           (iv) for the sale of the Borrower's Sommerville, Massachusetts facility;

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                           (v) that,  in addition to any of the other clauses of
         this Section 9.9, so long as (a) no Default or Event of Default exists and (b) the Term Loans have been paid in full, or, if not paid in full, the Term Loans shall concurrently be paid in full out of the net cash proceeds thereof, the Borrower and its Subsidiaries may sell other assets at fair market value (determined in good faith by the Board of Directors of the Borrower); provided that (1) with respect to any sale of Credit Agreement Term Loan Equipment Collateral, Fonda Term Loan Equipment Collateral or the real property of the Borrower referred to in the definition of Term Loan Reserve, the net cash proceeds thereof received by the Borrower upon the consummation of such sale shall be in an amount not less than the OLV Percentage (as defined below) of the orderly liquidation value used in determining the Term Loan Reserve (without giving effect to clause (2)(y) of the second sentence thereof) of the Equipment or real property subject to such sale (OLV Percentage meaning the percentage of orderly liquidation value set forth in the definition of Term Loan Reserve for the relevant item of Equipment or real property), (2) the aggregate net cash proceeds received by the Borrower upon the consummation of such sale with respect to Accounts and Inventory, if any, included as part of such sale shall be in an aggregate amount not less than 90% of the then book value of all such Accounts (other than Accounts which were Eligible Accounts immediately prior to such sale) and Inventory and 100% of the then book value of all such Accounts which were Eligible Accounts immediately prior to such sale (in each instance, as such book value is shown on a balance sheet of the Borrower prepared in accordance with GAAP), (3) the gross proceeds of such sale shall consist of at least 75% in cash or Cash Equivalents, (4) the aggregate book value of all assets sold or otherwise disposed of by Parent and its Subsidiaries pursuant to this clause (v) and clause (ii) above during the term of this Agreement (from the Closing Date) shall not exceed $75,000,000, (5) the Borrower shall have complied (or caused compliance) with the last sentence of
         Section  4.1 (if such sale  includes  Accounts or  Inventory)  and with
         Section 4.5(b) as to such sale and (6) the Borrower shall have delivered to the Agent, not less than 10 days prior to such sale, notice thereof and shall have promptly provided the Agent with such information as to such sale as the Agent may reasonably request;

                           (vi)     that  investments  or other    transfers  or
         sales may be made to the extent  expressly  permitted by Section 9.10;

                           (vii) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and only to non-Affiliated Persons, in the ordinary course of business ineligible accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing receivables); provided, that (A) the account debtor thereon is no longer a customer of the Borrower or any of its Subsidiaries and no other accounts receivable which are Eligible Accounts are owing by such account debtor to the Borrower or any of its Subsidiaries and (B) the gross proceeds from any sale shall be immediately deposited in a lockbox account pursuant to Section 6.9;

                           (viii) for licenses of Proprietary Rights (x)in the ordinary course of business or (y) to Lily Cup consistent with past practices;

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                           (ix)     for the Sherwood-Related Mergers pursuant to
         the Sherwood-Related Merger Documents; provided that (A)the Agent shall have received such UCC financing statements, intellectual property assignments and other collateral documentation duly executed by the Borrower as the Agent shall have requested with respect to the perfection of Liens in certain assets of Sherwood and its Subsidiaries;
         (B) the Agent shall have received such UCC and other collateral releases in form and substance satisfactory to the Agent with respect to all Liens on the assets of Sherwood and its Subsidiaries (other than Permitted Liens); (C) the Agent shall have received evidence in form and substance satisfactory to the Agent of all necessary corporate proceedings of the Borrower, Sherwood and its Subsidiaries to duly
         authorize   the   execution,    delivery   and   performance   of   the
         Sherwood-Related Merger Documents and of all necessary consents to permit the execution, delivery and performance thereof; (D) the Agent shall have received landlord waivers in form and substance satisfactory to the Agent with respect to the premises leased by Sherwood or any of its Subsidiaries; (E) the Agent shall have received a blocked account agreement, in form and substance satisfactory to the Agent, duly executed by PNC; (F) the Agent shall have received a Borrowing Base
         Certificate duly executed by the Borrower after giving effect to the Sherwood-Related Mergers; and (G) the Agent shall have received such other documents as the Agent or any Lender may reasonably request in connection with the Sherwood-Related Mergers or the transactions related thereto;

                           (x) for the sale by the Borrower on June 15, 2000 of Equipment (other than Credit Agreement Term Loan Equipment Collateral) pursuant to the Secured Sale/Leaseback Documents, which documents shall be in form and substance reasonably satisfactory to the Agent and the Majority Lenders; provided that (A) the Agent shall have received the Intercreditor Agreement duly executed by State Street Bank and Trust Company of Connecticut, National Association, as owner trustee/lessor, the Borrower and Parent, and (B) the Borrower shall have received on the date of such sale net cash proceeds from such sale of no less than $212,300,000 and such net cash proceeds shall have been applied by the Borrower (w) together with the proceeds of the Term Loans to be made on June 15, 2000, to the redemption of all Senior Secured Notes (other than accrued interest thereon, which interest shall be paid with the proceeds of Revolving Loans), (x) to the payment in full of all loans and other monetary obligations of Sherwood and/or any of its affiliates under the financing arrangements between one or more of such entities, certain lenders and PNC, as agent for such lenders, (y) to the payment in full of the Demand Loans, and (z) to the payment of the Revolving Loans (in an amount not less than $25,000,000);

                           (xi) for the Fonda/Cup Merger pursuant to the Fonda/Cup Merger Documents (which documents shall be satisfactory to the Agent); provided that (A) the Agent shall have received such UCC financing statements, intellectual property assignments and other collateral documentation duly executed by the Borrower as the Agent shall have requested with respect to the perfection of Liens in certain assets of Fonda and its Subsidiaries; (B) the Agent shall have received such UCC and other collateral releases in form and substance satisfactory to the Agent with respect to all Liens on the assets of Fonda and its Subsidiaries (other than Permitted Liens); (C) the Agent

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         shall have received evidence in form and substance  satisfactory to the
         Agent of all necessary corporate proceedings of the Borrower, Fonda and
         its  Subsidiaries  to  duly  authorize  the  execution,   delivery  and
         performance of the Fonda/Cup Merger Documents and of all necessary consents to permit the execution, delivery and performance thereof; (D) the Agent shall be satisfied that the consummation of the Fonda/Cup Merger shall not result in a breach or violation of any of the indentures governing the Senior Subordinated Notes, the Fonda Senior Subordinated Notes or the SF Holdings Senior Notes or any other material agreement to which any of the Borrower, Parent, Fonda or any of their respective Subsidiaries is a party or by which any of the foregoing is bound; (E) if requested by the Agent prior to the consummation of the Fonda/Cup Merger, the Agent shall have received blocked account agreements, in form and substance satisfactory to the
         Agent,   with  respect  to  all  bank  accounts   maintained  by  Fonda
         immediately prior to the consummation of the Fonda/Cup Merger, duly executed by the Borrower and the banks at which such accounts are maintained; (F) the Agent shall have received a Borrowing Base Certificate duly executed by the Borrower after giving effect to the Fonda/Cup Merger; and (G) the Agent shall have received such other documents as the Agent or any Lender may reasonably request in connection with the Fonda/Cup Merger or the transactions related thereto; and

                           (xii) that, with the prior written consent of the Majority Lenders, any other assets may be sold or transferred.

         Except in the case of the transfer of assets between or among Parent and any of its Subsidiaries (the foregoing not constituting a consent to any such transfer except as expressly permitted hereunder and in which case if so permitted there shall be no release of Collateral, and all steps deemed necessary or, in the reasonable opinion of the Agent or the Majority Lenders, desirable to maintain the priority and perfection of the security interests of the Agent in the Collateral shall be taken in connection therewith), to the extent any Collateral is sold as expressly permitted by this Section 9.9, such Collateral shall be sold free and clear of the Liens created by any of the Loan Documents (so long as such Collateral is also sold free and clear of the Liens created by the documents granting collateral security for the payment of the obligations of the Borrower or Parent under the Secured Sale/Leaseback Documents, and, subject to the terms of the Intercreditor Agreement, the net cash proceeds from such sale are deposited in the lock-box accounts referred to in Section 6.9(a) or in a Payment Account or, if applicable, applied to the Obligations in accordance with Section 4.5(b); nothing contained in this paragraph constituting a release of any of the Liens created by any of the Loan Documents in the proceeds of such sale), and in such event all Exhibits and Schedules hereto or to any of the other Loan Documents evidencing a present or prospective interest of Parent or its Subsidiaries in such Collateral shall be deemed amended automatically (without any consent or notice) to reflect such sale. In case of any release as described in the immediately preceding sentence (including any release with respect to the sale of Equipment permitted by clause
(x) above), the Agent is hereby authorized and directed to take such action as may be deemed necessary or desirable by it to effect the release.

         9.10 Distributions; Capital Change; Restricted Investments. Neither Parent nor any of its Subsidiaries shall (i) directly or indirectly declare or make, or incur any liability to make, any

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Distribution,  except  Distributions to the Borrower by its  Subsidiaries,  (ii)
make any change in its capital structure which could have a Material Adverse Effect or (iii) make any Restricted Investment; provided, however, that notwithstanding clauses (i) and (iii) above:

                  (A) the Borrower may (a) pay cash dividends and make loans and advances to Parent, in each instance, for the purpose of paying, and so long as all proceeds thereof are promptly used by Parent to pay, its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses of Parent (including, without limitation, any payments, fees and expenses owing by Parent pursuant to this Agreement or the transactions contemplated by this Agreement and which are paid by Parent to the Agent or a Lender, as appropriate), (b) pay cash dividends and make loans and advances to Parent, in each instance, for the purpose of paying, and so long as all proceeds thereof are promptly used by Parent to pay, franchise taxes and federal, state and local income taxes, in each instance, with respect to the operations of the Borrower and interest and penalties with respect thereto, if any, payable by Parent (provided that any refund shall be promptly returned by Parent to the Borrower and provided that dividends may be made pursuant to this clause (b) if all proceeds thereof are immediately used to repay loans made by the Borrower to Parent pursuant to this clause (b)), (c) so long as no Default or Event of Default then exists or would exist after giving effect thereto, upon the death, disability or termination of employment of any officer or employee of Parent or any of its Subsidiaries, and pursuant to the terms and conditions set forth in any subscription agreements with respect thereto, pay cash dividends and make loans and advances to Parent, in each instance, for the purpose of purchasing or making payments in respect of, and so long as all proceeds thereof are promptly used by Parent to purchase or make payments in respect of, common stock of Parent held by such Persons, their estates or certain other related Persons, provided that (x) the total cash consideration paid after the Original Closing Date in respect of all such purchases shall not exceed $3,000,000 (with cash permitted to be paid pursuant to this clause (x) only to the extent such cash payment would be permitted pursuant to the terms of the indentures relating to each of the Senior Secured Notes (with respect to payments made while such notes were outstanding), the Senior Subordinated Notes (with respect to payments made while such notes were outstanding), the Fonda Senior Subordinated Notes (with respect to payments made on or after the Fonda/Cup Merger while such notes were outstanding) and, once issued, the Senior Replacement Notes) and (y) all other consideration paid to such Persons or their estates for such purchases shall be subordinated to the payment of all Obligations (including, without limitation, the obligations of Parent under the Parent Guaranty) and be evidenced by a subordinated promissory note in the form of Exhibit H (each, a "Stockholder Subordinated Note") and (d) so long as no Default or Event of Default then exists or would exist after giving effect thereto, pay cash dividends and make loans and advances to Parent, in each instance, for the purpose of Parent reimbursing SF Holdings, and so long as all proceeds thereof are promptly used by Parent to reimburse SF Holdings, for out-of-pocket costs and expenses incurred by SF Holdings with respect to the stock option program provided by SF Holdings to employees of Parent and its Subsidiaries with respect to capital stock of SF Holdings (including, without limitation, any out-of-pocket costs and expenses with respect to the repurchase by SF Holdings from any

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         of such  employees  or  its  estate of any capital stock of SF Holdings issued to  such  employee  pursuant  to  such  stock  option  program),
         provided  that  the   aggregate   amount of such  dividends,  loans and
         advances by the Borrower to Parent in any Fiscal Year shall not exceed $1,000,000;

                  (B) Parent and its Subsidiaries may make loans, advances and other payments to officers, employees and agents of Parent and its Subsidiaries in the ordinary course of business, including with respect to travel and relocation expenses, so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $4,500,000;

                  (C) the Borrower may make intercompany loans to each of Lily Cup and the Global Entities, provided that (i) all such intercompany loans are evidenced by an intercompany promissory note in the form of
         Exhibit I payable by such Subsidiary to the Borrower, which is pledged by the Borrower as Shared Collateral pursuant to the Pledge Agreement (or if constituting Excluded Sale/Leaseback Assets, pledged by the Borrower to the Agent to secure the payment of the Obligations pursuant to a pledge agreement having terms substantially similar to those in the Pledge Agreement), (ii) the aggregate principal amount of all loans outstanding pursuant to this clause (C) shall at no time exceed $7,500,000, (iii) the aggregate principal amount of all loans outstanding pursuant to this clause (C) to Lily Cup shall at no time exceed $5,000,000 and the aggregate principal amount of all loans outstanding pursuant to this clause (C) to the Global Entities shall at no time exceed $5,000,000, and (iv) prior to making any such loan, the Borrower shall provide the Agent with evidence reasonably acceptable to the Agent that, after giving effect to such loan, Availability shall be no less than $10,000,000, with Availability being determined after giving effect to all of the Borrower's obligations being current;

                  (D) the Borrower may hold non-cash proceeds from assets sales permitted pursuant to Section 9.9, such proceeds to be held subject to the Agent's Lien therein;

                  (E) Parent may own the stock of the Borrower, and the Borrower may own the stock of its Subsidiaries in existence on the Closing Date as set forth on Schedule 8.5; provided that no additional investments shall be permitted in Subsidiaries of the Borrower except as provided in clause (C) above;

                  (F) the Borrower and its Subsidiaries may establish Wholly-Owned Subsidiaries with the prior written consent of the Agent and the Majority Lenders;

                  (G) to the extent otherwise prohibited by this Section 9.10, the Borrower and its Subsidiaries may make investments which constitute Debt permitted pursuant to Section 9.13;

                  (H) any Subsidiary of the Borrower may make intercompany loans to the Borrower, provided that the aggregate principal amount of all loans outstanding pursuant to this clause shall at no time exceed $5,000,000;

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                  (I)  Parent may make  loans to  certain  of its  employees  in aggregate principal amount not to exceed $5,000,000 so long as (a) such loans are used by such employees solely to purchase common stock of Parent; (b) such loans are evidenced by full recourse promissory notes executed by such employees and pledged to the Collateral Agent pursuant
         to  the  Parent   Pledge   Agreement  (or  if   constituting   Excluded
         Sale/Leaseback Assets, pledged by Parent to the Agent to secure the payment of the Obligations pursuant to a pledge agreement having terms substantially similar to those in the Parent Pledge Agreement); and (c) no cash is actually remitted to any such employee as proceeds of any such loan;

                  (J) the Borrower and Parent may effect transactions related to assets other than Credit Agreement Collateral in accordance with the terms of the Asset Transfer Documents as in effect on the Original Closing Date;

                  (K) the Borrower may acquire all of the capital stock of Sherwood pursuant to the Sherwood Stock Purchase Agreement; provided that (a) the stock acquisition contemplated thereby shall have been duly consummated in accordance with the Sherwood Stock Purchase Documents without waiver and in accordance with applicable law; and (b) after such acquisition (but in any event no later than June 15, 2000), the Sherwood-Related Mergers shall have been duly consummated in accordance with the Sherwood-Related Merger Documents (which documents shall be satisfactory to the Agent) and applicable law and the requirements with respect to such mergers set forth in the proviso to
         Section 9.9(ix) shall have been satisfied;

                  (L) the Borrower may make payments to Newcup, LLC (which, as of the Closing Date, owns not less than $55,000,000 of the $95,799,000 of outstanding SF Holdings Senior Notes) to preserve the option of the Borrower to subscribe for equity interests of Newcup, LLC constituting, after the exercise of such option, substantially all of the outstanding equity interests of Newcup, LLC, all pursuant to an option or warrant agreement, in form and substance satisfactory to the Agent and the Majority Lenders, to be entered into between Newcup, LLC and the Borrower as in effect on the date of execution thereof; provided that any such payment shall be made by the Borrower only after the foregoing option or warrant agreement has been executed by the parties thereto and only so long as (i) no Default or Event of Default then exists or would exist after giving effect to such payment, (ii) after giving effect to such payment the Borrower shall have Availability of not less than $20,000,000 and (iii) the aggregate amount of all such payments made by the Borrower in any Fiscal Year shall not exceed $6,450,000; and

                  (M) the Borrower may make open market purchases of SF Holdings Senior Notes so long as (i) no Default or Event of Default then exists or would exist after giving effect thereto, (ii) after giving effect to each such purchase the Borrower shall have Availability of not less than $20,000,000, (iii) the aggregate purchase price (whether in cash or otherwise) for all purchases made by the Borrower in any Fiscal Year shall not exceed $5,000,000 and (iv) the Borrower would be in compliance with Section 9.26 as of the fiscal quarter of the Borrower just ended if the Fixed Charge Component for the Test Period ended at the end of such fiscal quarter included the amount of the purchase price

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         (whether  in  cash  or  otherwise)  for  such  purchase  as well as the aggregate amount of the purchase price (whether in cash or otherwise) for all other such purchases made within one year of the date of such purchase.

                  All  loans  and  advances  made  by  the  Borrower  to  Parent
(pursuant to this Section 9.10 or otherwise) shall be evidenced by an intercompany note payable from Parent to the Borrower and pledged as Shared Collateral pursuant to the Pledge Agreement (or if constituting Excluded Sale/Leaseback Assets, pledged by the Borrower to the Agent to secure the payment of the Obligations pursuant to a pledge agreement having terms substantially similar to those in the Pledge Agreement).

         9.11     Transactions  Affecting  Collateral or Obligations.    Neither
Parent nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

         9.12 Guaranties. Neither Parent nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except Guaranties of the Obligations in favor of the Agent, guaranties of the obligations of the Borrower under the Secured Sale/Leaseback Documents and unsecured guaranties by Subsidiaries of the Borrower (other than Lily Cup and the Global Entities) of the obligations of the Borrower under the Senior Replacement Notes.

         9.13 Debt. Neither Parent nor any of its Subsidiaries shall incur or maintain any Debt, other than:

                  (a) the Obligations;

                  (b) Purchase Money Obligations, Capital Leases and any other Debt, in an aggregate outstanding principal amount not to exceed $25,000,000 at any time; provided that such other Debt may not be secured by Liens in Credit Agreement Collateral and any Lien in any assets of Parent or any of its Subsidiaries securing such other Debt shall be junior and subordinate to the Lien of the Agent therein;

                  (c) other Debt  existing on the Closing  Date and set forth on
Schedule 9.13 and any and all interest and other amounts owing in respect thereof ("Existing Debt"), but no increases in the principal amount thereof and no refinancings or renewals thereof except to the extent that such refinancing or renewal does not increase the principal amount of such Debt outstanding immediately prior to such refinancing or renewal, or add guarantors, obligors or security from that which applied to such Debt being refinanced or renewed, and all other terms of such refinancing or renewal are no more restrictive or less favorable to the Borrower or its Subsidiary, as applicable, than previously existing with respect to such Debt;

                  (d) Lily Cup may (x) incur Debt as described in Section 9.10(C) and (y) incur or suffer to exist Debt not in excess of Cd. $30,000,000 in an aggregate principal amount at any time outstanding under the Lily Credit Facility and any refinancing or renewal thereof on terms and conditions which are no more restrictive or less favorable to Lily Cup than previously existing with respect to such Debt; provided, however, that the Debt permitted pursuant to

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clause (y) shall not be secured by any  assets of Parent,  the  Borrower  or any
Subsidiary of Parent other than Lily Cup but may be guaranteed (on an unsecured basis) by Parent and/or the Borrower;

                  (e) unsecured Debt under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement entered into with a Person not a Lender, in each case to the extent the respective agreement relates to Debt outstanding as otherwise permitted under this Section 9.13;

                  (f) unsecured Debt under any Permitted Commodities Agreements;

                  (g) unsecured   Debt   owing  to non-Affiliated  Persons in an
aggregate principal amount not to exceed $5,000,000 at any time outstanding;

                  (h) Debt subject to Liens permitted under clauses (c) and (d) of the definition of Permitted Liens (such Debt to be subject to any limitations (including, without limitation, as to amount) set forth in such clauses);

                  (i) upon the purchase by Parent of common stock of Parent as permitted by Section 9.10(A)(c), Debt of Parent represented by the Stockholder Subordinated Note issued as the consideration therefor;

                  (j) unsecured Debt under the Senior Subordinated Notes and the Fonda Senior Subordinated Notes (and the unsecured refinancing of the Fonda Senior Subordinated Notes on terms and conditions and pursuant to documentation satisfactory to the Agent and the Majority Lenders, but only after the redemption or payment in full of all of the Senior Subordinated Notes and Term Loans), Debt under the Senior Replacement Notes (the terms and conditions of which and the indenture governing same shall be satisfactory to the Agent and the Majority Lenders and the proceeds of which Senior Replacement Notes shall be used by the Borrower to redeem or otherwise acquire all of the Senior Subordinated Notes, to repay all of the Term Loans and for the other purposes set forth in Section 8.24, in each instance, in the order set forth in such
Section 8.24) and unsecured Debt under the Sherwood-Related Subordinated Notes, but, in each instance, no increases in the principal amount thereof and no refinancings (other than as contemplated in the above parentheticals in this clause (j)) or renewals thereof; and

                  (k) unsecured Debt to be issued by the Borrower to the Maryland Department of Business and Economic Development in an aggregate original principal amount not to exceed $2,000,000, so long as concurrently with the issuance of such Debt principal on the Term Loans (if then outstanding) shall be prepaid in an amount equal to the lesser of (x) the amount of such issuance and (y) the outstanding principal amount of the Term Loans at the time of such issuance.

         9.14 Prepayment. Neither Parent nor any of its Subsidiaries shall voluntarily prepay, redeem or repurchase prior to its final stated maturity any Debt (not including refinancings, refundings or replacements thereof expressly permitted hereunder) (including, without limitation, the Senior Subordinated Notes, the Fonda Senior Subordinated Notes and the Senior

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Replacement  Notes),  except (i) the Obligations in accordance with the terms of this Agreement, (ii) other Debt (other than the Senior Subordinated Notes, the Fonda Senior Subordinated Notes and the Senior Replacement Notes) so long as the aggregate principal amount of such prepayments, redemptions and repurchases of such other Debt shall not exceed $2,500,000 during the term of this Agreement (from the Original Closing Date), (iii) all (and not less than all) of the Senior Subordinated Notes and Term Loans and all or a portion of the Fonda
Senior Subordinated Notes, in each instance, with proceeds of the Senior Replacement Notes (which notes and the indenture governing same shall be satisfactory to the Agent and the Majority Lenders) in the order set forth in
Section 8.24 and (iv) the Fonda Senior Subordinated Notes with proceeds of unsecured Debt having such terms and conditions and issued pursuant to such documentation satisfactory to the Agent and the Majority Lenders (but only after the redemption or payment in full of all of the Senior Subordinated Notes and Term Loans). Neither Parent, the Borrower nor any of its Subsidiaries shall incur any liability to make any payment or prepayment of the Senior Subordinated Notes, the Fonda Senior Subordinated Notes or the Senior Replacement Notes prior to their final stated maturity date (except with respect to the Senior Subordinated Notes and the Fonda Senior Subordinated Notes as contemplated by clauses (iii) and (iv) of the immediately preceding sentence). Neither Parent, the Borrower nor any of its Subsidiaries shall voluntarily prepay any rental payments owing by the Borrower under the Secured Sale/Leaseback Documents. The Borrower shall not make any payment or prepayment (whether of principal, interest or otherwise) under or with respect to any of the Sherwood-Related Subordinated Notes, except upon the scheduled maturity thereof and only then if there is not continuing a Default or Event of Default.

         9.15 Transactions with Affiliates. Except as set forth below or as otherwise permitted by Section 9.10, neither Parent nor any of its Subsidiaries shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, Parent and its Subsidiaries may engage in transactions with Affiliates in the ordinary course of business, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to Parent and its Subsidiaries than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate. Further, notwithstanding the foregoing, (a) so long as no Event of Default exists at the time of payment or would exist immediately after giving effect thereto, Parent or the Borrower may pay the fees as required pursuant to the Management Services Agreement as in effect on the Closing Date in an aggregate amount not to exceed $2,000,000 in any Fiscal Year (payable semi-annually 45 days after each interest payment date with respect to, and as defined in, the Senior Subordinated Notes; it being understood and agreed that in the event the Senior Subordinated Notes shall be redeemed in full, such fees shall continue to be payable at such times as if the Senior Subordinated Notes were not redeemed) and reimbursement for reasonable out-of-pocket expenses; provided, however, that all obligations of Parent or the Borrower to pay fees pursuant to said Management Services Agreement shall also be subordinated to the payment of all Obligations in respect of this Agreement and the other Loan Documents (including, without

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
limitation, pursuant to the Parent Guaranty) to at least the same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes are subordinated to the prior payment of "Senior Indebtedness" (as defined in the Indenture for the Senior Subordinated Notes) (it being understood and agreed that in the event the Senior Subordinated Notes shall be redeemed in full, such subordination of such fees shall continue as if the Senior Subordinated Notes were not redeemed); (b) Parent and its Subsidiaries may enter into transactions with employees and/or officers of Parent and its Subsidiaries in the ordinary course of business so long as any such material transactions have been approved by the Board of Directors of Parent or such Subsidiaries; (c) Parent and its Subsidiaries may engage in immaterial transactions with each other; and (d) Parent and its Subsidiaries may, subject to Section 9.10(A)(b), make payments under tax sharing, disaffiliation, tax allocation and other similar agreements entered into by Parent or any Subsidiary of Parent after the Original Closing Date with the prior written approval of the Agent and the Majority Lenders (and in the form as originally executed) so long as, in each instance, the Borrower shall not, and shall not be liable or required to, make any payments thereunder in excess of any tax payments of the type covered by such agreement that the Borrower would have to make had such agreement not been in effect.

         9.16 Investment Banking and Finder's Fees. Neither Parent nor any of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that Parent, the Borrower or any of its Subsidiaries is obligated to pay for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

         9.17 Amendments of Senior Subordinated Notes and Other Documents. Neither Parent nor any of its Subsidiaries shall, directly or indirectly, amend or modify, or permit the amendment or modification of, the Senior Subordinated Notes or any indenture or other agreement or document related thereto, except for Permitted Amendments and Consents (as defined in the Intercreditor Agreement (as defined in the First Amended and Restated Loan and Security Agreement) as in effect on the Original Closing Date) with respect thereto (assuming for this purpose that Permitted Amendments and Consents applied to the Senior Subordinated Notes and related agreements and documents). Neither Parent nor any of its Subsidiaries shall, directly or indirectly, amend or modify, or permit the amendment or modification of, the Secured Sale/Leaseback Documents, except for amendments and modifications which do not result in the violation of, and which are not otherwise contrary to, any provisions of the Intercreditor Agreement. Neither Parent nor any of its Subsidiaries shall, directly or indirectly, amend or modify, or permit the amendment or modification of, any Sherwood Stock Purchase Documents, any Sherwood-Related Merger Documents, any Fonda/Cup Merger Documents, the Fonda Senior Subordinated Notes or the Senior Replacement Notes or any indenture or other agreement or document related thereto, except that the Borrower may amend the Fonda Senior Subordinated Notes and the indenture related thereto pursuant to a supplemental indenture in form and substance satisfactory to the Agent to remove covenants contained in such notes and indenture.

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         9.18     Business  Conducted.  Neither Parent nor the Borrower   shall,
and neither Parent nor the Borrower shall permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which the Borrower is engaged on the Original Closing Date and reasonable extensions thereof.

         9.19 Liens.Neither Parent nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

         9.20 Sale and Leaseback Transactions. Neither Parent nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for Parent or such Subsidiary to lease or rent property that Parent or such Subsidiary has sold or will sell or otherwise transfer to such Person, except for such arrangements under the Secured Sale/Leaseback Documents and for any such other transactions with non-Affiliates relating to Fixed Assets (other than Credit Agreement Term Loan Equipment Collateral or Fonda Term Loan Equipment Collateral) for an aggregate sales price for all such transactions not to exceed $10,000,000 in any Fiscal Year and $30,000,000 during the term of this Agreement (from the Original Closing Date).

         9.21 New Subsidiaries. Parent shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 8.5 and the acquisition by the Borrower of Sherwood and its Subsidiaries pursuant to the Sherwood Stock Purchase Agreement.

         9.22 Fiscal Year. Neither the Borrower nor Parent shall change its Fiscal Year without the prior written consent of the Agent (such consent not to be unreasonably withheld) and the receipt by the Agent of a duly executed amendment to the financial covenants herein contained, in form and substance reasonably satisfactory to the Agent and the Majority Lenders, to equitably reflect the effect of such change in Fiscal Year.

         9.23 Capital Expenditures. Neither Parent nor any of its Subsidiaries shall make or incur any Capital Expenditures in any Fiscal Year set forth below if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Parent and its Subsidiaries on a consolidated basis during such Fiscal Year shall exceed the amount set forth below opposite such Fiscal Year:

Fiscal Year                         Amount
-----------                         ------
2001                                $30,000,000
2002                                $30,000,000
2003                                $30,000,000
2004                                $30,000,000
2005                                $30,000,000
2006                                $30,000,000

The Borrower will use its commercially reasonable best efforts to use the net proceeds (but in any event shall use not less than 75% of the net proceeds) of each sale of Secured Sale/Leaseback

Collateral permitted pursuant to Section 9.9(ii) to incur Capital Expenditures, to the extent otherwise permitted under this Section. The Borrower agrees to promptly notify the Agent of any such sale and the amount of net proceeds to be derived from each such sale.

         9.24     [Reserved.]

         9.25 Minimum Availability. The Borrower will maintain at all times Availability of not less than $10,000,000, except as permitted by Section 2.2(h).

         9.26 Fixed Charge Coverage Ratio. The Borrower will maintain a Fixed Charge Coverage Ratio for each Test Period ended at the end of the fiscal quarter of the Borrower set forth below of not less than the ratio set forth below opposite such fiscal quarter:

                 Fiscal Quarter                                           Year        Ratio
                 --------------                                           ----        -----
                 Each of First and Second                                 2002        .90/1
                 Third                                                    2002        .95/1
                 Fourth                                                   2002        1.00/1
                 Each of First, Second and Third                          2003        1.00/1
                 Fourth                                                   2003        1.00/1
                 Each of First, Second, Third and Fourth                  2004        1.05/1
                 Each of First, Second, Third and Fourth                  2005        1.10/1
                 Each of First, Second, Third and Fourth                  2006        1.15/1
                 Each of First and Second                                 2007        1.15/1

         9.27 Use of Proceeds. The Borrower shall not, and shall not suffer or permit Parent or any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         9.28 Senior Indebtedness and Secured Sale/Leaseback Collateral. Each of Parent and the Borrower covenants and agrees that its obligations in respect of this Agreement and the other Loan Documents are and will be prior to the Stated Termination Date the only obligations designated as (i) "Material Senior Indebtedness" for purposes of, and as such term is defined in, the indenture governing the Senior Subordinated Notes or (ii) "Designated Senior Debt" for purposes of, and as such term is defined in, the indenture governing the Fonda Senior Subordinated Notes.

                  (a) Neither Parent nor the Borrower shall designate any documents with respect to any Debt (other than this Agreement) as the "Credit Agreement" or "Bank Credit Agreement" for purposes of the receipt of notices by the Agent, and delivery of blockage notices pursuant to the subordination provisions of the documents with respect to the Senior Subordinated Notes.

                  (b) Neither Parent nor the Borrower shall designate any Debt as "Material Senior Indebtedness," as such term is defined in the indenture governing the Senior Subordinated Notes as in effect on the Original Closing Date or pursuant to any analogous provision.

                  (c) Neither   Parent,  nor  the  Borrower,   nor  any  of  its
Subsidiaries shall assign, transfer or otherwise dispose of any Secured Sale/Leaseback Collateral except in accordance with Section 3.5(b) of the Intercreditor Agreement (for this purpose, without giving effect to changes thereto not agreed to by the Borrower).

                  (d) Neither Parent nor the Borrower shall deliver or otherwise remit to or deposit with or into the Trustee or the Collateral Account (as such terms are defined in the Intercreditor Agreement) any Collateral or any proceeds thereof, other than Secured Sale/Leaseback Collateral and proceeds thereof.

                  (e) Neither Parent nor the Borrower shall use (i) Secured Sale/Leaseback Collateral or proceeds thereof to purchase or otherwise acquire Credit Agreement Collateral or (ii) Credit Agreement Collateral or proceeds thereof to purchase or otherwise acquire Secured Sale/Leaseback Collateral.

         9.29 Further Assurances. The Borrower and Parent shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                   ARTICLE 10

                              CONDITIONS OF LENDING

         10.1 Conditions Precedent to Making of Loans on the Original Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Original Closing Date and the obligation of the Agent to cause to be issued or provide Credit Support for any Letter of Credit on the Original Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

                  (a) The First Amended and Restated Loan and Security Agreement and the other Loan Documents (as defined therein) have been executed by each party thereto (including, without limitation, if requested by the Agent, amendments, in form and substance reasonably satisfactory to the Agent, to Credit Documents (as defined in the Original Credit Agreement) assigned to BABC or the Agent pursuant to the Bank Assignment Agreement) and the Borrower and Parent shall have performed and complied with all covenants, agreements and conditions contained therein which are required to be performed or complied with by the Borrower or Parent before or on the Original Closing Date.

                  (b) Upon making the Revolving Loans on the Original Closing Date (including such Revolving Loans made to finance the Closing Fee (as defined in the First

Amended and Restated  Loan and  Security  Agreement)  or  otherwise  pursuant to
Section 4.7 as reimbursement for fees, costs and expenses then payable under the First Amended and Restated Loan and Security Agreement) and with all its obligations current and after giving effect to the effectiveness of the assignments and transfers contemplated by the Bank Assignment Agreement, the Borrower would have Availability (as defined in the Existing Loan and Security Agreement) in an amount no less than $13,500,000.

                  (c) All representations and warranties made under the First Amended and Restated Loan and Security Agreement and in the other Loan Documents (as defined therein) shall be true and correct as of the Original Closing Date as if made on such date.

                  (d) No Default or Event of Default shall exist on the Original Closing Date, or would exist immediately after giving effect to the Loans to be made on such date.

                  (e) The Agent and the Lenders shall have received such opinions of counsel for Parent and its Subsidiaries as the Agent or any Lender shall reasonably request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                  (f)      [Intentionally Omitted].

                  (g)      The Agent shall have received:

                           (i)      acknowledgment  copies of proper   financing
statements duly filed on or before the Original Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien.

                           (ii)     duly executed UCC-3  Termination  Statements
and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the property of Parent and its Subsidiaries (including, without limitation, UCC-3 Termination Statements terminating all UCC filings made under the receivables transfer and receivables securitization facilities referred to in clause (f) above), except Permitted Liens.

                           (iii)    the    Bank   Assignment   Agreement    duly
executed and delivered by all the parties thereto and all conditions to the effectiveness of the assignments and transfers contemplated thereby (other than the payment of any monies by BABC under Section 3(a)(i) thereof and the return to the agent under the Original Credit Agreement of the BT Letter of Credit (as defined in the Bank Assignment Agreement)) shall have been satisfied.

                           (iv)     a   duly     executed   acknowledgment   and
agreement to the Intercreditor Agreement (as defined in the First Amended and Restated Loan and Security Agreement), in form and substance satisfactory to the Agent, acknowledging the Agent as the "Credit Agent" under and as defined in the Intercreditor Agreement (as so defined).

                  (h) The Borrower shall have paid all fees and expenses of the Agent and the Attorney Costs reasonably incurred by the Agent in connection with any of the Loan Documents

(as defined in the First Amended and Restated Loan and Security Agreement) and the transactions contemplated thereby.

                  (i) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by the First Amended and Restated Loan and Security Agreement.

                  (j) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of Parent and its Subsidiaries and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and Availability (as defined in the First Amended and Restated Loan and Security Agreement), and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

                  (k) All proceedings taken in connection with the execution of the First Amended and Restated Loan and Security Agreement, all other Loan Documents (as therein defined) and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

                  (l) The Agent shall have received certified copies of the Senior Secured Notes, the Senior Subordinated Notes, the Intercreditor Agreement (as defined in the First Amended and Restated Loan and Security Agreement), the Asset Transfer Documents and all documents, instruments and agreements entered into pursuant thereto or in connection therewith.

                  The acceptance by the Borrower of any Loans made on the Original Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Original Closing Date, to such effect.

                  Execution and delivery to the Agent by a Lender of a counterpart of the First Amended and Restated Loan and Security Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this
Section 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of the First Amended and Restated Loan and Security Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this
Section 10.1.

         10.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Original Closing Date and the Term Loans and any Revolving Loans on the Closing Date, and the obligation of the Agent to take reasonable steps to cause to be issued or to provide Credit Support for any Letter of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  (a) the following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses

(i) and (ii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                           (i)      The     representations    and    warranties
contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                           (ii)     No event has occurred and is continuing,  or
would result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (b) without limiting Section 10.1(b), the amount of the Availability shall be sufficient to make such Revolving Loan or permit the issuance of such Letter of Credit or Credit Support without exceeding the Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BofA or the Agent for such Lenders' Pro Rata Share of any BofA Loan or Agent Advance as provided in Sections 2.2(h), (i) and (j).

         10.3 Conditions Precedent to Effectiveness of Amendment and Restatement and Making of Loans on Closing Date. The effectiveness of the amendment and restatement of the Existing Loan and Security Agreement as provided herein and the obligation of the Lenders to make the Term Loans and any Revolving Loans on the Closing Date and the obligation of the Agent to cause to be issued or provide Credit Support for any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied prior thereto (or, in the case of clauses (e)(ii) and (g) below, concurrently therewith) in a manner satisfactory to the Agent and each Lender:

                  (a) This Agreement, the Term Loan Notes, the Fee Letter, the Dopaco Assignment of Contract As Collateral Security and the other Loan Documents (to the extent not heretofore executed by the parties thereto) have been executed by each party thereto (including, without limitation, if requested by the Agent, amendments, in form and substance reasonably satisfactory to the Agent, to Loan Documents previously executed by the parties thereto to reflect modifications to the Existing Loan and Security Agreement being made hereby) and the Borrower and Parent shall have performed and complied in all material respects with all covenants, agreements and conditions contained herein and in the other Loan Documents which are required to be performed or complied with by the Borrower or Parent before or on the Closing Date.

                  (b) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the Closing Date as if made on such date.

                  (c) No Default or Event of Default shall exist on the Closing Date, or would exist immediately after giving effect to the Loans, Letters of Credit and Credit Support to be made or issued on such date.

                  (d) The Agent and the Lenders shall have received such opinions of counsel for Parent and its Subsidiaries as the Agent or any Lender shall reasonably request, each such opinion to be in a form, scope, and substance reasonably satisfactory to the Agent, the Lenders, and their respective counsel.

                  (e) The Agent shall have received:

                           (i)      acknowledgment  copies of  proper  financing
statements duly filed on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem reasonably necessary or desirable in order to perfect the Agent's Lien (to the extent not heretofore received by the Agent);

                           (ii)     duly executed  UCC-3 Termination  Statements
and such other instruments, in form and substance reasonably satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the property of Parent and its Subsidiaries (including, without limitation and in any event, UCC-3 Termination Statements and other documents to terminate all Liens granted in connection with the Existing Fonda Credit Facility), except Permitted Liens; and

                           (iii)    a payout and termination letter, in form and
substance satisfactory to the Agent, with respect to the Existing Fonda Credit Facility duly executed by Fonda and the agent bank thereunder.

                  (f) The Borrower shall have paid (i) all fees and expenses of the Agent and the Attorney Costs reasonably incurred by the Agent in connection with any of the Loan Documents and the transactions contemplated thereby and
(ii) all interest and fees owing to the Agent and the Lenders under the Existing Loan and Security Agreement which have accrued through but excluding the Closing Date (whether or not then otherwise due and payable).

                  (g) The Fonda/Cup Merger shall have been duly consummated in accordance with the Fonda/Cup Merger Documents and applicable law and the requirements with respect thereto set forth in the proviso to Section 9.9(xi) shall have been satisfied.

                  (h) All proceedings taken in connection with the execution of this Agreement, all other Transaction Documents to be entered into on or about the Closing Date and all documents and papers relating thereto shall be reasonably satisfactory in form, scope, and substance to the Agent and the Lenders.

                  (i) The Agent shall have received a copy of the certificate required to be delivered by the Borrower pursuant to Section 1 of the Consent and Amendment to Participation Agreement and Security Agreement, dated as of December 21, 2001, among the Borrower and certain of the other parties to the Secured Sale/Leaseback Documents.

                  (j) No material adverse change shall have occurred, as determined by the Agent or the Lenders in its or their sole discretion, in the business, operations, profits or prospects of the Borrower, Fonda or Parent since September 30, 2001 or in the condition of the assets of the Borrower, Fonda or Parent since such date.

                  (k) There shall exist no action, suit, investigation, litigation, or proceeding pending or, to any of the Borrower's, the Agent's or any Lender's knowledge, threatened in any court or before any arbitrator or governmental instrumentality that in the Agent's or the Lenders' reasonable judgment (i) could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, or prospects of the Borrower, Fonda or Parent or which could impair in any material respect the Borrower's or Parent's ability to perform satisfactorily under the Loan Documents or (ii) could reasonably be expected to materially and adversely affect the transactions contemplated by the Transaction Documents.

                  (l) All governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Transaction Documents to occur on or about the Closing Date have been obtained by the Borrower.

                  (m) Satisfaction by the Agent and Lenders that the Borrower is adequately capitalized, that the fair salable value of the Borrower's assets will exceed its liabilities on the Closing Date (after giving effect to the transactions contemplated hereunder to occur on the Closing Date), and that the Borrower will have sufficient working capital to pay its debts as they become due.

                  (n) [Intentionally Omitted].

                  (o) The Agent shall have received (i) an Officers' Certificate (as defined in the Intercreditor Agreement) to the effect that the aggregate maximum principal amount of the Credit Agreement Obligations (as defined in the Intercreditor Agreement) which may be incurred under this Agreement shall not exceed an amount which would cause a violation of Section 5.09 of the Secured Sale/Leaseback Participation Agreement (as defined in the Intercreditor Agreement) and (ii) an Officers' Certificate (as defined in the indenture governing the Senior Subordinated Notes) to the effect that any and all Obligations which may be incurred under this Agreement as well as any guarantee obligations of Parent with respect thereto are permitted to be incurred under the indenture governing the Senior Subordinated Notes.

                  (p) BofA and/or other Lenders shall have acquired all of the commitments, loans and other interests of the other lenders under the Existing Loan and Security Agreement which are not Lenders hereunder.

                  (q) [Intentionally Omitted].

                  (r) All conditions in the indenture for each of the Senior Subordinated Notes and the Fonda Senior Subordinated Notes required with respect to the consummation of the

Fonda/Cup Merger and the other transactions contemplated by the Transaction Documents to occur on or about the Closing Date shall have been satisfied.

                  (s) [Intentionally Omitted].

                  (t) The Agent shall be satisfied that the Borrower's Obligations under this Agreement have been designated by the Board of Directors of the Borrower as "Designated Senior Debt" under and as defined in the indenture for the Fonda Senior Subordinated Notes.

                  (u) The Agent shall be reasonably satisfied with the terms, conditions and documentation relating to any and all other transactions contemplated by the Transaction Documents to occur on or about the Closing Date and such transactions shall have been consummated in accordance with applicable law.

                  (v) The Agent shall be reasonably satisfied with the corporate, debt and legal structure of the Borrower and Parent after giving effect to the Fonda/Cup Merger and the other transactions contemplated by the Transaction Documents to occur on or about the Closing Date (including, without limitation, with the terms of the Fonda Senior Subordinated Notes).

                  (w) Upon making the Revolving Loans and Term Loans on the Closing Date, the Borrower shall have Availability in an amount no less than the sum of $20,000,000 plus the aggregate amount of accounts payable of the Borrower which are 30 or more days overdue as of the Closing Date.

                  (x) The Agent shall be satisfied that prior to and during the syndication of the Total Facility there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of the Borrower (other than the Senior Replacement Notes).

                  (y) Since August 31, 2001, no material adverse change in or material disruption of conditions in the financial, banking or capital markets which the Agent, in its sole discretion, deems material in connection with the syndication of the Total Facility shall have occurred and be continuing.

                  (z) Since August 31, 2001, no change, occurrence or development that could, in the Agent's opinion, have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Fonda or the Borrower and their respective Subsidiaries taken as a whole shall have occurred or become known to the Agent.

                  (aa) The Agent shall not have become aware after February 14, 2002 of any information or other matter which in the Agent's judgment is inconsistent in a material and adverse manner with any information or other matter disclosed to the Agent prior to such date with respect to either of Fonda or the Borrower, its business or financial condition, or the transactions contemplated in connection with the Total Facility.

                  (bb) The  Borrower     shall     have   satisfied   such other
conditions precedent reasonably requested by the Agent or any Lender.

                  The acceptance by the Borrower of any Loans made or other financial accommodations hereunder provided on the Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans and the provision of such other financial accommodations have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

                  Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that
(i) all conditions precedent in this Section 10.3 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.3.

                                   ARTICLE 11

                                DEFAULT; REMEDIES

         11.1     Events of Default.  It shall  constitute an event of   default
("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure to pay the principal in respect of any Obligations when due, whether upon demand or otherwise, or (ii) any failure to pay interest or premium on any of the Obligations or any fees owing hereunder within 3 Business Days of when due, whether upon demand or otherwise;

                  (b) any representation or warranty made or deemed made by the Borrower or Parent in this Agreement or by Parent or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by Parent or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

                  (c) any default shall occur in the observance or performance of any of the covenants and agreements contained in Section 6.2, 6.3, 6.7 or 6.9 or in Article 7 or in Article 9 (other than Section 9.4, 9.6, 9.16, 9.20 or 9.29) of this Agreement (provided, however, to the extent that any covenant in
Article 7 specifies the number of days within which the Borrower or Parent must comply (including, without limitation, for the giving of notice or delivery of a financial statement, forecast or report), the Borrower or Parent, as the case may be, shall have the numbers of days specified in such covenant plus 5 days within which to comply before such non-compliance becomes an Event of Default under this clause (i)), or (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in any of Section 9.4, 9.6, 9.16, 9.20 or 9.29 of this Agreement and such default shall continue unremedied for a period of 10 days after the earlier to occur of (x) notice thereof from the Agent or any

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Lender  to Parent or the  Borrower  or (y)  Parent's  or the  Borrower's  actual knowledge thereof, or (iii) any default shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement (other than as specified in clause (a) or (c)(i) or (ii) above), any other Loan Documents, or any other agreement entered into at any time to which the Borrower, Parent or any Subsidiary and the Agent or any Lender are party and such default shall continue unremedied for a period of 30 days after the earlier to occur of (x) notice thereof from the Agent or any Lender to Parent or the Borrower or (y) Parent's or the Borrower's actual knowledge thereof, or (iv) if any agreement or document referred to in clauses (i), (ii) or (iii) above shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

                  (d) (i)   default  shall  occur  with  respect  to the  Senior
Subordinated Notes, the Fonda Senior Subordinated Notes or the Senior Replacement Notes or with respect to any other Debt (other than the Obligations) in an aggregate outstanding principal amount for all such other Debt which exceeds $5,000,000, or under any agreement or instrument under or pursuant to which the Senior Subordinated Notes, the Fonda Senior Subordinated Notes, the Senior Replacement Notes or any such other Debt may have been issued, created, assumed, or guaranteed by Parent or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of the Senior Subordinated Notes, the Fonda Senior Subordinated Notes, the Senior Replacement Notes or any such other Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, or (ii) a Lease Event of Default (as defined in the Secured Sale/Leaseback Documents) shall occur;

                  (e) Parent or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                  (f) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of Parent or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and either (i) such petition, proposal, action or proceeding shall not have been dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against Parent or such Subsidiary shall have been entered in such proceeding;

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                  (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for Parent or any of its Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of Parent or any of its Subsidiaries;

                  (h) Parent or any of its Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                  (i) all or any material part of the property of Parent or any of its Subsidiaries or the equipment subject to the Secured Sale/Leaseback Arrangements shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of Parent or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (j) any   guaranty   of  the Obligations shall be  terminated,
revoked or declared void or invalid;

                  (k) one or more judgments or orders for the payment of money aggregating in excess of $2,500,000, which amount shall not be fully covered by insurance, shall be rendered against Parent or any of its Subsidiaries;

                  (l) any loss, theft, damage or destruction of any item or items of Collateral, any other property of Parent or any Subsidiary or any equipment subject to the Secured Sale/Leaseback Arrangements occurs which materially and adversely affects the property, business, operation or financial condition of Parent and the Borrower taken as a whole;

                  (m) there occurs a Material Adverse Effect;

                  (n) there is filed against Parent or any of its Subsidiaries any criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days, and (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                  (o) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

                  (p) one or more ERISA Events shall occur; (ii) any Pension Plans shall have any Unfunded Pension Liability; or (iii) Parent, the Borrower or any ERISA Affiliate shall fail to

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pay when due, after the expiration of any applicable  grace period,  one or more installment payments with respect to its withdrawal liability under Section 4201 of ERISA under any Multi-employer Plans; provided, however, that (x) the events, acts or conditions described in clauses (i), (ii) and (iii) above shall not constitute a Default or Event of Default under this clause (p) unless the aggregate liability incurred or reasonably expected to be incurred by Parent, the Borrower or any ERISA Affiliates for all such events, acts or conditions shall exceed $5,000,000 in the aggregate for all such Persons and (y) the Agent and the Majority Lenders hereby agree that the occurrence of any event set forth above, resulting directly from the litigation described in Schedule 8.21 so long as the aggregate amount of, without duplication, liens, security interests and liabilities resulting therefrom shall not exceed $17,500,000, shall not be deemed to be or otherwise constitute a Default or Event of Default under this clause (p) (however, notwithstanding the foregoing, the Agent shall have the right, in its sole discretion, to establish reserves against Availability if any liens or security interests on the assets of Parent or any of its Subsidiaries securing greater than $100,000 in liabilities in the aggregate for Parent and
its  Subsidiaries   shall  attach  or  otherwise  arise  as  a  result  of  such litigation);

                  (q) there occurs a Change of Control;

                  (r) there shall occur any of the events, acts or conditions described in Section 6 of the Waiver dated January 21, 1998 by the Lenders to the Borrower and Parent or any of the waivers or other agreements of the Majority Lenders in such Waiver shall be revoked or of no further force or effect as contemplated by such Section 6; or the Borrower or Parent shall breach any agreement made by it under such Waiver;

                  (s) the Secured Sale/Leaseback Arrangements shall terminate prior to the Stated Termination Date; or

                  (t) the proceeds of the Senior Replacement Notes (when issued) are not promptly used to redeem or otherwise acquire all of the Senior Subordinated Notes and to repay in full the Term Loans.

         11.2 Remedies. If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower or Parent: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Availability, or reduce one or more of the other elements used in computing the Availability; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to arrange for or provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower or Parent: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Section 11.1(e), 11.1(f), 11.1(g) or 11.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become

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immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (a) If an Event of Default exists, except as provided in the Intercreditor Agreement with respect to Secured Sale/Leaseback Collateral and Shared Collateral: (i) the Agent shall have for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrower's and/or Parent's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrower shall, upon the Agent's demand, at the Borrower's cost, assemble or cause to be assembled the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each of Parent and the Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to it if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to Parent's or the Borrower's address, as appropriate, specified in or pursuant to Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Borrower or Parent. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each of Parent and the Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each of Parent and the Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The
Agent is hereby granted a license or other right to use, without charge, the Borrower's and Parent's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower's and Parent's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will, subject to the terms of the Intercreditor Agreement and any applicable law or court order, return any excess to the Borrower or Parent, as appropriate, and each of Parent and the Borrower shall remain liable for any deficiency.

                  (b) If an Event of Default occurs, each of Parent and the Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights

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to repossess the Collateral  without judicial  process or to replevy,  attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 12

                              TERM AND TERMINATION

         12.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence and during the continuance of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all outstanding monetary Obligations (including, without limitation, all unpaid principal, accrued interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrower shall immediately arrange for the cancellation of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all outstanding monetary Obligations are indefeasibly paid in full in cash and the Payment and Termination Date shall have occurred, each of Parent and the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral). From and after the Payment and Termination Date, the Agent shall, at the reasonable request of the Borrower and at the Borrower's sole cost and expense, execute and deliver to the Borrower such instruments and agreements in form reasonably acceptable to the Agent, to release the Agent's Liens in the Collateral. Such instruments and agreements shall be without representation or warranty by, and without recourse to, the Agent or any Lender.

                                   ARTICLE 13

           AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document or any present or future supplement thereto, or in any other agreement between or among the Borrower and/or Parent or any of its other Subsidiaries and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrower and Parent of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower, Parent or any of its other Subsidiaries therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of

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the  Majority  Lenders),  the  Borrower  and Parent and then any such  waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders, the Borrower and Parent and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change   the  percentage   of   the  Commitments or of the
aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                  (e) increase   any   of the   percentages   set   forth in the
 definition of Availability;

                  (f) amend   this   Section  or any provision of this Agreement
providing for consent or other action by all Lenders;

                  (g) release   Collateral   other  than as permitted by Section
14.12 or any guaranty of any Obligations;

                  (h) change     the     definitions   of  "Majority Lenders" or
"Required Lenders"; or

                  (i) decrease the amount set forth in Section 9.25;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

         13.3 Assignments; Participations. Any Lender may, with the written consent of the Agent, assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 or if less the entire amount of such Lender's Commitment and Loans (provided, that unless an assignor Lender has assigned and delegated all of its Commitment and Loans, no such assignment and/or delegation shall be permitted unless, after giving effect to such assignment and/or delegation, such assignor Lender retains a Commitment in a minimum amount of $10,000,000); provided, however, that the Borrower, Parent and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the

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Borrower (on behalf of the Borrower and Parent) and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower (on behalf of the Borrower and Parent) and the Agent an Assignment and Acceptance in substantially the form of Exhibit G ("Assignment and Acceptance"), together with the Term Loan Note subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000.

                  (a) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, Parent or any of its other Subsidiaries or the performance or observance by the Borrower, Parent or any of its other Subsidiaries of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting

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adjustment of the Commitments  arising  therefrom.  The Commitment  allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (d) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower, Parent and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss. 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 14

                                    THE AGENT

         14.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank of America, N.A. as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article
14. The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and the Borrower and Parent shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or

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otherwise  exist  against the Agent.  Without  limiting  the  generality  of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert
under  this  Agreement  and  the  other  Loan  Documents,   including,   without
limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Availability, (b) the making of Agent Advances pursuant to Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         14.3     Liability of Agent.  None  of  the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         14.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking

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or  continuing  to take any such  action.  The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (a) For purposes of determining compliance with the conditions specified in Section 10.3, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries and Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries or Affiliates which may come into the possession of any of the Agent-Related Persons.

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         14.7     Indemnification.  Whether or not the transactions contemplated
hereby  are   consummated,   the  Lenders  shall   indemnify   upon  demand  the
Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata (in accordance with their respective Pro Rata Shares), from and against any and all Indemnified Liabilities as such term is defined in Section 15.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share (in accordance with its Pro Rata Share) of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section 14.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

         14.9 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Lenders and the Borrower. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

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         14.10    Withholding  Tax.  If any Lender  is a  "foreign  corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                           (i)      if such Lender claims an exemption  from, or
a reduction of, withholding tax under a United States tax treaty, a properly completed IRS Form W-8BEN before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii)     if such Lender  claims  that  interest  paid
under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement; and

                           (iii)    such other form or forms as may be  required
under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                  (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section 14.10 are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

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                  (e) If the  IRS or any  other  Governmental  Authority  of the
United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent and the Borrower (but in the case of the Borrower only if the appropriate form was either not delivered or not properly executed either at the time that such Lender first became a Lender hereunder or at any later time if such form then could have been legally delivered by such Lender) fully for all amounts paid, directly or indirectly, by the Agent or the Borrower as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 14.10, together with all costs and expenses (including Attorney Costs), and the Borrower shall not have any obligation pursuant to Section 5.1 for such withholding taxes if the appropriate form is not delivered under the circumstances set forth in the second immediately preceding parenthetical. The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         14.11    [Reserved.]

         14.12 Collateral Matters. The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Borrower of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and, subject to Section 2.4(j), the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other outstanding monetary Obligations;
(ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 9.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which neither the Borrower nor any other grantor of Collateral owned any interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Borrower or any other grantor of Collateral under a lease which has expired or been terminated in a transaction permitted under this Agreement; or (v) as and when provided or required by the terms of the Intercreditor Agreement or Section 6.1. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate during the term of this Agreement not in excess of $5,000,000 without the prior written authorization of the Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 14.12.

                  (a) Upon receipt by the Agent of any authorization required pursuant to Section 14.12(a) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such

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document on terms  which,  in the  Agent's  opinion,  would  expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower or any other grantor of Collateral in respect of) all interests retained by the Borrower or any other grantor of Collateral, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (b) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrower or any other grantor of Collateral or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         14.13 Restrictions on Actions by Lenders; Sharing of Payments. Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations or any guarantee thereof, any amounts owing by such Lender to the Borrower or any other party liable for any Obligations or any guarantee thereof or any grantor of any Collateral or any accounts of the Borrower or such other party or grantor now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or any other Loan Document or against the Borrower or any other party liable for any Obligations or any guarantee thereof or any grantor of any Collateral, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                  (a) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is

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thereafter  recovered  from  it,  those  purchases  of  participations  shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         14.14 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC, can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         14.15 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, Term Loans or otherwise.

         14.16 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         14.17 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each, a "Report" and collectively, "Reports") prepared by the Agent;

                  (b) expressly agrees and acknowledges that neither BofA nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower or any of its Affiliates and will rely significantly upon the Borrower's and/or such Affiliate's books and records, as well as on representations of the Borrower's and/or such Affiliate's personnel;

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                  (d) agrees to keep all Reports  confidential and strictly  for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         14.18 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

         14.19 Sole Lead Arranger and Sole Book Manager. Bank of America Securities LLC, as sole lead arranger and sole book manager, shall have no obligations, liabilities, responsibilities or duties under this Agreement. Without limiting the foregoing, Bank of America Securities LLC shall have no fiduciary relationship with any Lender and each Lender acknowledges that it has not relied, and will not rely, on Bank of America Securities LLC in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE 15

                                  MISCELLANEOUS

         15.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against the Borrower or any other Person to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         15.2 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         15.3 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, PARENT, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, PARENT, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY
OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE BORROWER, PARENT OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (b) EACH OF THE BORROWER AND PARENT HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO IT AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                  (c) No provision of this Agreement shall limit the right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

         15.4 WAIVER OF JURY TRIAL.THE BORROWER, PARENT, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, PARENT, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS,
RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         15.5 Survival of Representations and Warranties. All of the Borrower's and Parent's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         15.6 Other Security and Guaranties. The Agent may, without notice or demand and without affecting the Borrower's or Parent's obligations hereunder,  from time to time:  (a) take  from any  Person  and hold  collateral
(other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         15.7 Fees and Expenses. The Borrower agrees to pay to the Agent, for its benefit, on demand, all reasonable costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, syndication, enforcement, and termination of this Agreement, including, without limitation or duplication: (a) Attorney Costs; (b) reasonable costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements which shall include the reasonable allocated costs of Agent's in-house counsel fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby;
(c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower, Parent or any of its other Subsidiaries under the Loan Documents that the Borrower, Parent or such other Subsidiary fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each agent or employee of the Agent with respect to each field examination or audit) (such field examinations and audits to be conducted not more often than three times each calendar year unless an Event of Default shall have occurred); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated cost of Agent's in-house counsel fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in Section 4.7.

         15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to BofA:

         Bank of America, N.A.
         335 Madison Avenue
         New York, New York  10017
         Attention:  Division Manager
         Telecopy No.  (212) 503-7330

         with copies to:

         Bank of America, N.A.
         335 Madison Avenue
         New York, New York  10017
         Attention:  Legal Department
         Telecopy No.  (212) 503-7350

If to any other Lender:  at   its   address below its signature on the signature
pages hereof


If to the Borrower or Parent:

         Sweetheart Cup Company Inc.
         or Sweetheart Holdings Inc. (as appropriate)
         10100 Reisterstown Road
         Owings Mills, Maryland  21117
         Attention:  Treasurer
         Telecopy No.  (410) 998-1492

         with copies to:

         Sweetheart Cup Company Inc.
         115 Stevens Avenue
         Valhalla, New York  10595
         Attention:  General Counsel and Corporate Secretary
         Telecopy No.  (914) 747-9293

                  -and-

         Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue
         New York, New York  10022
         Attention:  Michael S. Nelson, Esq.
         Telecopy No.  (212) 715-8000

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         15.9 Waiver of Notices. Unless otherwise expressly provided herein, each of the Borrower and Parent waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrower or Parent which the Agent or any Lender may elect to give shall entitle the Borrower or Parent to any or further notice or demand in the same, similar or other circumstances.

         15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrower or Parent without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         15.11 Indemnity of the Agent and the Lenders by the Borrower. The Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time
(including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         15.12 Limitation of Liability. No claim may be made by the Borrower, Parent, any Lender or other Person against the Agent, any Lender, or the affiliates, directors, officers, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission or event occurring in connection therewith, and the Borrower, Parent and each Lender hereby waive, release and agree not to sue upon any claim for such damages, whether or not accrued and whether or not know or suspected to exist in its favor.

         15.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrower, Parent, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof (including, without limitation, the terms of the Original Credit Agreement, which terms were amended and restated in their entirety pursuant to the First Amended and Restated Loan and Security Agreement). Further, the terms of the Borrower Security Agreement, the Parent Security Agreement and each of the Amended and Restated Borrower Intellectual Property Agreement and the Amended and Restated Holdings Intellectual Property Agreement, each dated as of the Original Closing Date, between the Borrower or Parent, respectively, and the Agent supersede in their entirety the terms of the predecessors thereof, which were amended and restated (such amendments and restatements not affecting the security interests and liens created under the predecessor agreements (which shall remain in full force and effect) or the time of creation thereof, except as modified by such amendments and restatements). No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrower and Parent and a duly authorized officer of each of the Agent and the requisite Lenders.

         15.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender, the Borrower and Parent in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         15.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         15.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or Parent, any such notice being waived by the Borrower and Parent to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower or Parent against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower or Parent, as appropriate, and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER OR PARENT HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

         15.17 Credit Agreement and Conflicts. This Agreement is and is hereby deemed to be a "Credit Agreement" for all purposes of the Intercreditor Agreement. In the event of a conflict between any of the terms and provisions of this Agreement and any of the terms and provisions of the Borrower Security Agreement, the terms and provisions of this Agreement shall control.

         15.18 Intercreditor Agreement. Error! Bookmark not defined. EACH LENDER HEREBY GRANTS TO THE AGENT ALL REQUISITE AUTHORITY TO EXECUTE AND DELIVER THE INTERCREDITOR AGREEMENT (OR OTHERWISE TO BECOME BOUND THEREBY) AND TO BIND THE LENDERS THERETO BY THE AGENT'S EXECUTION AND DELIVERY THEREOF OR BY THE AGENT OTHERWISE BECOMING BOUND THEREBY, AND NO FURTHER CONSENT OR APPROVAL ON THE PART OF THE LENDERS IS OR WILL BE REQUIRED IN CONNECTION WITH THE EXECUTION, DELIVERY AND PERFORMANCE OF THE INTERCREDITOR AGREEMENT.

                  (a) EACH LENDER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS (INCLUDING THE ALLOCATION OF PROCEEDS OF COLLATERAL) ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

         15.19    Amendments  to  Certain  Security  Documents.    The   parties
hereto agree that the following Security Documents are amended as provided below:

                  (a) Each of the Parent Security Agreement and the Borrower Security Agreement is amended by (x) replacing the term "Senior Note Priority Collateral" in each place where it appears in such agreements with the term "Secured Sale/Leaseback Collateral," (y) replacing the term "Senior Secured Note Security Documents" in each place where it appears in such agreements with the term "Secured Sale/Leaseback Security Documents" and (z) replacing the term "Intercreditor Agreement" in each place where it appears in such agreements with the term "Intercreditor Agreement" as defined herein.

                  (b) Each of the Amended and Restated Borrower Intellectual Property Agreement, dated as of October 24, 1997, between the Borrower and the Agent and the Amended and Restated Holdings Intellectual Property Agreement, dated as of October 24, 1997, between Parent and Agent is amended by (x) replacing the term "Intercreditor Agreement" in each place where it appears in such agreements with the term "Intercreditor Agreement" as defined herein and
(y) adding the phrase "(or with respect to any Trademarks not constituting Secured Sale/Leaseback Collateral, ending on the Payment and Termination Date)" immediately after the phrase "ending on the date which occurs six months thereafter" in the second sentence of Section 3.1 thereof.

         15.20 Ratification and Confirmation. Each of the Borrower and Parent hereby ratifies and confirms its grant of security interests and liens in the Collateral (including, without limitation, any and all Collateral granted under the Existing Loan and Security Agreement and the other Loan Documents (as therein defined)) in which it has rights and confirms and agrees that such Collateral secures any and all of the Obligations, including, without limitation, the Revolving

Loans and Term Loans. Parent hereby ratifies and confirms its guarantee pursuant to the Parent Guaranty of any and all Obligations, including, without limitation, the Revolving Loans and Term Loans. All Obligations outstanding under the Existing Loan and Security Agreement immediately prior to the amendment and restatement thereof as contemplated hereby (such Obligations, the "Existing Loan and Security Agreement Obligations") shall, unless and until paid, continue to remain outstanding under this Agreement and shall not constitute new Obligations incurred by the Borrower on or after the Closing Date. The Borrower hereby confirms that all Existing Loan and Security Agreement Obligations are due and owing without offset, defense, counterclaim or recoupment of any kind or nature. Except as herein otherwise agreed, each of the Security Documents is ratified and confirmed in accordance with its terms and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                    "BORROWER"

                                    SWEETHEART CUP COMPANY INC.


                                    By:
                                          ---------------------
                                          Name:
                                          Title:

                                    "PARENT"

                                    SWEETHEART HOLDINGS INC.


                                    By:
                                          ---------------------
                                          Name:
                                          Title:


                                    "AGENT"

                                    BANK OF AMERICA, N.A.,
                                    as the Agent


                                    By:
                                          ---------------------
                                          Name:
                                          Title:

                                    "LENDERS"

Commitment:  $85,000,000            BANK OF AMERICA, N.A.,
($77,765,957.46 after Term Loans    as a Lender
   repaid in full)
Pro Rata Share as of
   Closing Date: 36.1702128%        By:
                                         ----------------------
                                         Name:
                                         Title:

Commitment:  $50,000,000            CONGRESS FINANCIAL CORPORATION,
($45,744,680.85 after Term Loans    as a Lender
   repaid in full)
Pro Rata Share as of
   Closing Date: 21.2765957%        By:
                                         ----------------------
                                         Name:
                                         Title:

                                    Address:  1133 Avenue of the Americas, 29th
                                                 Floor
                                                 New York, New York 10036
                                    Attention:
                                    Telecopy No.:  (212) ___-____

Commitment:  $50,000,000            IBJ WHITEHALL BUSINESS CREDIT
($45,744,680.85 after Term Loans    CORPORATION, as a Lender
   repaid in full)
Pro Rata Share as of
   Closing Date: 21.2765957%        By:
                                         ----------------------
                                         Name:
                                         Title:

                                    Address:     One State Street
                                                 New York, New York 10004
                                    Attention:
                                    Telecopy No.:  (212) ___-____

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
Commitment:  $25,000,000            TRANSAMERICA BUSINESS CAPITAL
($22,872,340.42 after Term Loans    CORPORATION, as a Lender
   repaid in full)
Pro Rata Share as of
   Closing Date: 10.6382979%        By:
                                         ----------------------
                                         Name:
                                         Title:

                                    Address:     555 Theodore Fremd Avenue,
                                                 Suite C-301
                                                 Rye, New York 10580
                                    Attention:
                                    Telecopy No.:  (___) ___-____

Commitment:  $25,000,000            PNC BANK, NATIONAL ASSOCIATION,
($22,872,340.42 after Term Loans    as a Lender
   repaid in full)
Pro Rata Share as of
   Closing Date: 10.6382979%        By:
                                         ----------------------
                                         Name:
                                         Title:
                                    Address:     70 East 55th Street, 14th Floor
                                                 New York, NY 10022
                                    Attention:
                                    Telecopy No.:  (646) 497-0324

                                      144